UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

David M. Churchill
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2015

Item 1.  Report to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2015

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Multi-Strategy Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory – WMC Japan Alpha Opportunities Fund
Brown Advisory – Somerset Emerging Markets Fund
Brown Advisory Emerging Markets Small-Cap Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2015 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2015. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, December 31, 2015	1
Schedule of Investments, December 31, 2015	3
Brown Advisory Value Equity Fund
A Message to our Shareholders, December 31, 2015	4
Schedule of Investments, December 31, 2015	6
Brown Advisory Flexible Equity Fund
A Message to our Shareholders, December 31, 2015	7
Schedule of Investments, December 31, 2015	9
Brown Advisory Equity Income Fund
A Message to our Shareholders, December 31, 2015	10
Schedule of Investments, December 31, 2015	12
Brown Advisory Sustainable Growth Fund
A Message to our Shareholders, December 31, 2015	13
Schedule of Investments, December 31, 2015	15
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, December 31, 2015	16
Schedule of Investments, December 31, 2015	18
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, December 31, 2015	20
Schedule of Investments, December 31, 2015	22
Brown Advisory Multi-Strategy Fund
A Message to our Shareholders, December 31, 2015	23
Schedule of Investments, December 31, 2015	24
Brown Advisory Global Leaders Fund
A Message to our Shareholders, December 31, 2015	25
Schedule of Investments, December 31, 2015	28
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, December 31, 2015	29
Schedule of Investments, December 31, 2015	30
Brown Advisory Total Return Fund
A Message to our Shareholders, December 31, 2015	33
Schedule of Investments, December 31, 2015	34
Brown Advisory Strategic Bond Fund
A Message to our Shareholders, December 31, 2015	37
Schedule of Investments, December 31, 2015	39
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, December 31, 2015	42
Schedule of Investments, December 31, 2015	43
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, December 31, 2015	46
Schedule of Investments, December 31, 2015	47
Brown Advisory Mortgage Securities Fund
A Message to our Shareholders, December 31, 2015	50
Schedule of Investments, December 31, 2015	51
Brown Advisory – WMC Strategic European Equity Fund
A Message to our Shareholders, December 31, 2015	57
Schedule of Investments, December 31, 2015	59
Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to our Shareholders, December 31, 2015	61
Schedule of Investments, December 31, 2015	63
Brown Advisory – Somerset Emerging Markets Fund
A Message to our Shareholders, December 31, 2015	66
Schedule of Investments, December 31, 2015	67

Brown Advisory Emerging Markets Small-Cap Fund
A Message to our Shareholders, December 31, 2015	69
Schedule of Investments, December 31, 2015	71
Statements of Assets and Liabilities	73
Statements of Operations	78
Statements of Changes in Net Assets	83
Financial Highlights	93
Notes to Financial Statements	137
Additional Information	157

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays US Aggregate Bond Index.

Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI All Country World Index ex-U.S. is a market capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

MSCI Emerging Markets Asia Small-Cap Index captures small-cap representation across 8 Emerging Markets countries.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P Balanced Equity and Bond – Moderate Index is the moderate profile of the S&P Balanced Equity and Bond Series which combines investable S&P indices for core equity and fixed income to provide a regulary rebalanced multi-asset measure for conservative, moderate and growth risk-reward profiles.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) rose by 1.97% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 1.64%.

Several factors contributed to market volatility from the beginning of June through the end of December, namely geopolitical instability, China’s flagging economy and the Federal Reserve’s long-awaited increase in the benchmark interest rate. Although a narrow group of large capitalization stocks have provided much of the gains for the broad market, both volatility and dispersion among a range of stock prices helped create an environment that was more conducive to generating excess returns for our approach. During the past five quarters we have taken advantage of the opportunities created by the volatility. Stock turnover within the portfolio has notably increased, a pattern that has historically helped our strategy to generate excess returns.

The highlight from a relative performance perspective has been our holdings in the consumer sector. Amazon.com, which we added to the portfolio in January, was the biggest contributor.  Amazon.com’s business model is not well understood among many equity analysts, partly because the company has not operated with a high degree of transparency. For example, the company did not provide separate reporting for Amazon Web Services (AWS), a pioneer and leader in providing cloud-computing infrastructure to corporate customers around the world. Its limited reporting of this business’s progress veiled the long-term growth potential of the business model, contributing to a period of weakness in the stock. Amazon recently began providing more segment detail, showing that the cloud business is more profitable than many analysts expected.  This, coupled with improvements in their online consumer business, caused the stock to move higher.

Industrials created the biggest drag on the portfolio during the period. Colfax, which was a relatively small position, fell sharply as many of their end markets rapidly deteriorated. Our investment thesis for Colfax was based on the management team’s long and successful history of growth by acquisition very similar to another long time holding—Danaher. They have a proven track record of consolidating businesses by streamlining operations and implementing a variety of best-in-class manufacturing and operational techniques. While we still believe Colfax is capable of accomplishing this, its ability to grow rapidly became hindered by falling demand for fabrication technology in a variety of commodity-sensitive regions such as South America. Due to these headwinds we no longer have confidence that its base business can meet our growth criteria, and we are in the process of eliminating Colfax from the portfolio.

We are replacing Colfax with Westinghouse Air Brake Technologies (“Wabtec”). Wabtec is a leading manufacturer of electronic control and braking technology for the global rail industry. North American freight volumes have recently declined, causing the stock to sell off and creating an attractive opportunity for starting to build our position. There are several factors that make Wabtec an attractive investment opportunity, including what we believe to be a favorable regulatory environment and a recent acquisition that gives them exposure to the European commuter rail market, reducing the cyclicality of the business. We believe that Wabtec has a much more promising outlook for growth than Colfax.

While the market environment for fundamentally strong companies has improved recently, over the long term the market’s regard for best-in-breed, sustainable-growth companies never perishes. We acknowledge that from time to time many investors will focus on other things, including fluctuating currencies, the interest-rate environment, a desire for yield or the immediate gratification of owning an appreciating stock. For long-term investors, such considerations pale next to the importance of owning sound businesses. Given the issues that we have faced in the past, we endeavor to constantly remind ourselves of this truth.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.7%

Consumer Discretionary — 14.3%
170,103	Amazon.com, Inc.*	114,970,917
1,660,729	Starbucks Corp.	99,693,562
994,400	TripAdvisor, Inc.*	84,772,600
506,663	Under Armour, Inc.*	40,842,104
		340,279,183
Consumer Staples — 9.8%
501,769	Costco Wholesale Corp.	81,035,693
940,845	Estee Lauder Companies, Inc.	82,850,811
878,901	Mead Johnson Nutrition Co.	69,389,234
		233,275,738
Energy — 1.5%
1,224,649	FMC Technologies, Inc.*	35,527,068

Financials — 3.4%
2,431,621	Charles Schwab Corp.	80,073,280

Health Care — 15.2%
318,862	Alexion Pharmaceuticals, Inc.*	60,822,927
1,199,742	Bristol-Myers Squibb Co.	82,530,252
699,286	DaVita HealthCare Partners, Inc.*	48,747,227
1,001,591	Express Scripts Holding Co.*	87,549,069
148,081	Intuitive Surgical, Inc.*	80,875,919
		360,525,394
Industrials — 10.5%
331,283	Colfax Corp.*	7,735,458
902,720	Danaher Corp.	83,844,634
1,207,497	Fastenal Co.	49,290,027
668,356	Stericycle, Inc.*	80,603,734
369,867	Westinghouse Air Brake Technologies Corp.	26,304,941
		247,778,794
Information Technology — 39.0%
863,097	Akamai Technologies, Inc.*	45,424,795
66,139	Alphabet Inc. — Class A*	51,456,803
67,112	Alphabet Inc. — Class C*	50,929,955
1,297,154	Amphenol Corp.	67,750,353
481,770	ANSYS, Inc.*	44,563,725
572,580	Apple, Inc.	60,269,771
1,072,223	Cognizant Technology Solutions Corp.*	64,354,824
986,460	Facebook, Inc.*	103,242,904
367,095	Fleetcor Technologies Inc.*	52,468,888
2,311,179	Genpact, Ltd.*	57,733,251
1,119,711	National Instruments Corp.	32,124,509
460,096	NetSuite, Inc.*	38,933,324
790,517	NXP Semiconductors NV*	66,601,057
998,520	salesforce.com, Inc.*	78,283,968
1,423,514	Visa, Inc.	110,393,511
		924,531,638
Materials — 3.0%
629,327	Ecolab, Inc.	71,982,422
Total Common Stocks (Cost $1,575,651,572)		2,293,973,517

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
79,083,562	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	79,083,562
Total Short-Term Investments (Cost $79,083,562)		79,083,562
Total Investments — 100.0% (Cost $1,654,735,134)		2,373,057,079
Other Assets in Excess of Liabilities — 0.0%		611,566
NET ASSETS — 100.0%		$2,373,668,645

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	39.0%
Health Care	15.2%
Consumer Discretionary	14.3%
Industrials	10.5%
Consumer Staples	9.8%
Financials	3.4%
Money Market Funds	3.3%
Materials	3.0%
Energy	1.5%
Other Assets and Liabilities	0.0%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Value Equity Fund Investor Shares (the “Fund”) decreased 8.21% in value. During the same period, the Russell 1000 Value Index (the Index), the Fund’s benchmark, decreased 3.23%.

After successfully navigating a sideways market in the first half of the year, the Fund trailed the benchmark during the second half of 2015. The landscape for value investing was challenging. Growth outperformed value by a wide margin, with the two investing styles diverging further with each passing month. Stock selection was challenged by a concentrated number of winners and deep losers in most sectors.

Consumer staples was our strongest performing sector during the six-month period. Philip Morris, one of our two consumer staples holdings, had double-digit returns, well-above the 1.6% return for the benchmark sector, while also providing additional income with an attractive dividend yield. Energy and materials were the worst performing sectors in the benchmark, but inconsequential to our relative performance given our underweight positioning in these sectors.  We have taken measures during the course of the year to reduce our exposure to energy and commodity-driven cyclicals.

The market was hit hard in August 2015 by the decision by China to devalue its currency in attempt to support its slowing economy. The announcement triggered fears that Chinese economic weakness would spill-over to its trading partners around the world and resulted in widespread selling of risk assets.  In the Fund, particularly among industrials, companies exposed to emerging markets and export-producing nations faced sizable selling pressure. Joy Global and Copa Holdings were both casualties of the global slowdown and weakness in commodities. Industrials accounted for nearly a third of the Fund’s underperformance.

The consumer discretionary sector was also challenged, particularly in the fourth quarter of 2015.  Investors pulled back from the sector as early indications suggested weak spending patterns before the holiday season. Traditional retailers struggled, and the consumer electronics category was especially weak. Best Buy, our best performing stock in the third quarter with a 14% gain, fell 17% in the fourth quarter. GameStop, another strong gainer for most of 2015, neared a 52-week high in early November before ending the year at its 52-week low. The moves in both stocks reflect not only increasing market volatility during the period, but also the sharp reaction by the market for companies that report slowing growth or miss investor expectations.

The technology sector also lagged during the period after fueling positive performance in prior months. Weakness in semis and communication-related names weighed on the portfolio. These detractors counteracted strength in Microsoft, which was the top-performing company in the Fund during the second half of 2015.

In terms of portfolio activity, we acquired four stocks, including two corporate spins that we continue to own, and we eliminated nine portfolio holdings.

We bought Liberty Media, an owner of several public and private entertainment-related companies that includes satellite radio provider Sirius XM, concert promoter Live Nation and the Atlanta Braves baseball team. We like the business model and strong free-cash-flow generation of Sirius XM, and believe that a pending recapitalization into separate tracking stocks will help unlock value in Liberty Media’s underlying assets.  We also bought Michael Kors, and in the process swapped out of our position in handbag competitor Coach. Michael Kors generates strong free cash flow and has high profit returns, but enjoys a less expensive valuation and has better growth prospects.

We sold Baxter after the company reached our target for valuation. We also sold Ensco, Potash, Copa Holdings, Joy Global and Plains GP Holdings. These names were detractors to performance primarily because of challenging end markets, declining commodity prices and unfavorable supply-demand trends. Their exposure to persistent external macro factors outside of management control overwhelmed the business attributes that originally attracted us to these companies.  Lastly we exited NetApp and Discovery which, while trading near the low end of their historical ranges, face secular pressures that complicate their efforts to unlock value.

Over the past several years, growth stocks have outperformed value stocks, with the multi-divergence approaching that of the Tech Bubble years.  As such, we believe value stocks offer compelling value for investors today. Many of our holdings discount steep earnings declines despite their current sound fundamentals. Our large holdings in health care, technology, financials and consumer discretionary sectors look particularly attractive in our view. We are de-emphasizing commodity-cyclical and macro-sensitive names, and focusing on “self-help” companies that we believe can grow earnings as a result of streamlining operations or adapting

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2015

a more reliable business model.  In this period of enhanced market volatility we are pruning the portfolio of weaker businesses while strengthening it with companies we believe are in a better competitive position, with stronger balance sheets that generate free cash flow and deploy it to enhance shareholder returns.  As such, we believe the Fund is better positioned than previously to weather global economic uncertainties.

Sincerely,

Rick M. Bernstein, CFA
Portfolio Manager

Doron S. Eisenberg, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.  Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.5%

Consumer Discretionary — 9.7%
86,454	Best Buy, Inc.	2,632,525
38,680	GameStop Corp.	1,084,587
77,429	Garmin, Ltd.	2,878,036
36,213	Liberty Media Corp.*	1,378,991
43,847	Michael Kors Holdings, Ltd.*	1,756,511
44,295	Viacom, Inc.	1,823,182
		11,553,832
Consumer Staples — 5.9%
39,472	Philip Morris International, Inc.	3,469,983
83,112	Unilever NV ADR	3,600,412
		7,070,395
Energy — 7.7%
19,598	National Oilwell Varco, Inc.	656,337
38,852	Occidental Petroleum Corp.	2,626,784
67,957	Oceaneering International, Inc.	2,549,746
130,851	Suncor Energy, Inc.	3,375,956
		9,208,823
Financials — 24.5%
36,989	Ameriprise Financial, Inc.	3,936,369
87,452	Charles Schwab Corp.	2,879,794
75,535	Forest City Enterprises, Inc.*	1,656,483
76,534	JPMorgan Chase & Co.	5,053,540
42,400	Northern Trust Corp.	3,056,616
339,993	Regions Financial Corp.	3,263,933
95,271	SunTrust Banks, Inc.	4,081,410
94,548	Synovus Financial Corp.	3,061,464
31,723	T. Rowe Price Group, Inc.	2,267,877
		29,257,486
Health Care — 17.5%
80,633	AbbVie, Inc.	4,776,699
40,609	Baxalta, Inc.	1,584,969
98,405	Hologic, Inc.*	3,807,290
38,370	Merck & Co., Inc.	2,026,703
30,586	Novartis AG ADR	2,631,619
29,932	Sanofi S.A. ADR	1,276,600
73,882	Teva Pharmaceutical Industries, Ltd. ADR	4,849,615
		20,953,495
Industrials — 4.7%
123,102	General Electric Co.	3,834,627
38,646	PACCAR, Inc.	1,831,821
		5,666,448
Information Technology — 25.5%
32,790	Apple, Inc.	3,451,475
32,101	Check Point Software Technologies, Ltd.*	2,612,379
154,721	Cisco Systems, Inc.	4,201,449
97,062	CommScope Holdings Co, Inc.*	2,512,935
89,795	eBay, Inc.*	2,467,567
44,226	Microchip Technology, Inc.	2,058,278
185,452	Micron Technology, Inc.*	2,626,000
57,728	Microsoft Corp.	3,202,750
37,234	PayPal Holdings, Inc.*	1,347,871
59,036	QUALCOMM, Inc.	2,950,915
90,001	Yahoo, Inc.*	2,993,433
		30,425,052
Total Common Stocks (Cost $94,911,466)		114,135,531

Real Estate Investment Trusts — 2.6%
52,058	W.P. Carey, Inc.	3,071,422
Total Real Estate Investment Trusts (Cost $3,007,762)		3,071,422

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
2,462,474	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	2,462,474
Total Short-Term Investments (Cost $2,462,474)		2,462,474
Total Investments — 100.2% (Cost $100,381,702)		119,669,427
Liabilities in Excess of Other Assets — (0.2)%		(240,492)
NET ASSETS — 100.0%		$119,428,935

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.5%
Financials	24.5%
Health Care	17.5%
Consumer Discretionary	9.7%
Energy	7.7%
Consumer Staples	5.9%
Industrials	4.7%
Real Estate Investment Trusts	2.6%
Money Market Funds	2.1%
Other Assets and Liabilities	(0.2)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) decreased 2.47% in value.  The S&P 500 Index, the Fund’s benchmark, increased 0.15% during the same period. The relative drag in performance for the six months stemmed mostly from the performance of Kinder Morgan, Inc., which we discuss in detail below.

The biggest contributors to the Fund’s results in the six-month period were Alphabet, Inc. Class A & C (formerly known as Google), a leader in on-line search; Visa, a global payments processor and Microsoft, a leading software developer and marketer. Our best contributors to performance are classified as information technology stocks, although we take a broader view of their businesses. Alphabet obviously is involved in innovative technology but we think of its business more like a media company in its economics because it derives most of its revenue from advertising to those who seek its catalog of the world’s information. The transaction processing network of Visa puts the company in the technology sector, but we view Visa as a “tollbooth” on consumer spending around the world, benefiting from growing use of non-cash forms of payment.

We prefer businesses with what we believe are advantages that differentiate them from competitors. The network effects present at Alphabet and Visa are examples of this. The scale and ubiquity of these businesses have allowed them to earn high economic returns and make them difficult to displace. Seeking business advantages generally keeps our exposure to commodity-oriented areas low compared to the S&P 500 Index benchmark, since differentiation is generally harder to gain in commodity businesses. Although our direct exposure to the energy sector was below the benchmark weight, our holding in Kinder Morgan proved detrimental and the share prices of some of our non-energy holdings were hurt by the portions of their businesses tied to energy markets.

The most significant detractors to the Fund’s performance were Kinder Morgan, a pipeline transportation company, Copa Holdings, a Latin American airline and Anthem, a managed care company.

Kinder Morgan’s stock fell 60% during the six-month period. We viewed Kinder’s fuel transport business as having low sensitivity to energy prices, but its reliance on capital markets to fund construction of new pipelines and expand capacity at existing lines was costly when investors’ appetite waned for funding new energy investments. Kinder was forced to either cut its investment projects or its dividend, and it chose to reduce its dividend by 75%, from $2 to 50 cents per share. The cash flows supporting the previous $2 dividend and debt service are largely intact, so we have kept our stock despite the disappointment in share price.

We eliminated Copa Holdings and National Oilwell Varco. Both businesses have suffered reverses in their fundamental outlooks and we took our capital out to invest elsewhere. We initiated new investments in Ameriprise Financial, Inc., an asset manager and insurance provider, and Yahoo!, an Internet company.

We are impressed by the capital allocation at Ameriprise with consistent declines in shares outstanding leveraging long-term growth in operating profits. We believe Ameriprise is modestly valued, that share repurchases will benefit shareholders and valuation may improve as Ameriprise’s business mix tilts more toward asset management over time.

The new investment in Yahoo! is based on the sum of its various parts and on finding a potential realizable value that is considerably above the current trading price.  Yahoo has a meaningful holding in Alibaba, the Chinese Internet company as well as other investments which we believe are not fully reflected in Yahoo’s share price.  We are long-term bullish on Alibaba, but as it commands a high valuation, we believe buying Yahoo is a lower risk investment.

New holding PayPal Holdings, Inc. was a spin-off from existing holding eBay. We first purchased eBay last year in part to invest in the growing PayPal payments platform.

We have seen seven consecutive years of rising equity markets and six years of economic growth. Yet neither stocks nor the economy move in just one direction. All this is to reiterate that volatility in markets should not be a surprise—it should always be expected.

We write often about expectations so our investors will have staying power across challenging markets and periods of under-performance that all active managers experience. Trying to get completely in or out of markets based on outlook is at best a challenging proposition. The near-term outlook is quickly reflected in share prices while the long-term record of economic progress and innovation in the U.S. is often dismissed when the near-term becomes “uncertain.”  It is never certain. Likewise, switching from thoughtfully selected managers often based on recent results is challenging as it tends toward selling low and buying high.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2015

We look for bargains among long-term attractive businesses with shareholder-oriented managers. These bargains can arise due to short-term investor perceptions, temporary business difficulties that will improve, or as-yet-undiscovered opportunities and unrecognized changes for the better. We remain optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.0%

Consumer Discretionary — 15.7%
225,329	Best Buy, Inc.	6,861,268
116,522	CarMax, Inc.*	6,288,692
122,614	Lowe’s Companies, Inc.	9,323,569
7,622	Priceline Group, Inc.*	9,717,669
84,740	TJX Companies, Inc.	6,008,914
87,854	Walt Disney Co.	9,231,698
		47,431,810
Consumer Staples — 1.4%
41,800	PepsiCo, Inc.	4,176,656

Energy — 4.4%
348,842	Kinder Morgan, Inc.	5,204,723
84,703	Occidental Petroleum Corp.	5,726,770
61,393	Oceaneering International, Inc.	2,303,465
		13,234,958
Financials — 20.8%
53,899	American Express Co.	3,748,675
35,344	Ameriprise Financial, Inc.	3,761,308
193,049	Bank of America Corp.	3,249,014
102,870	Berkshire Hathaway, Inc.*	13,582,955
288,943	Charles Schwab Corp.	9,514,893
85,935	Franklin Resources, Inc.	3,164,127
107,890	JPMorgan Chase & Co.	7,123,977
360,943	Regions Financial Corp.	3,465,053
42,102	T. Rowe Price Group, Inc.	3,009,872
228,997	Wells Fargo Co.	12,448,277
		63,068,151
Health Care — 13.2%
54,006	Anthem, Inc.	7,530,596
89,608	Edwards Lifesciences Corp.*	7,077,240
137,407	Express Scripts Holding Co.*	12,010,746
49,932	Merck & Co., Inc.	2,637,408
164,528	Teva Pharmaceutical Industries, Ltd. ADR	10,799,618
		40,055,608
Industrials — 8.5%
162,448	Canadian National Railway Co.	9,077,594
21,666	Canadian Pacific Railway, Ltd.	2,764,582
61,274	Owens Corning	2,881,716
82,973	United Rentals, Inc.*	6,018,861
51,796	United Technologies Corp.	4,976,042
		25,718,795
Information Technology — 29.6%
72,368	Accenture PLC	7,562,456
12,860	Alphabet Inc. — Class C*	9,759,197
7,299	Alphabet Inc. — Class A*	5,678,695
75,538	Apple, Inc.	7,951,130
116,578	eBay, Inc.*	3,203,563
10,740	International Business Machines Corp.	1,478,039
117,350	MasterCard, Inc.	11,425,196
156,619	Microsoft Corp.	8,689,222
117,400	PayPal Holdings, Inc.*	4,249,880
113,927	QUALCOMM, Inc.	5,694,641
229,517	Visa, Inc.	17,799,043
186,448	Yahoo, Inc.*	6,201,261
		89,692,323
Telecommunication Services — 1.4%
47,216	Crown Castle International Corp.	4,081,823
Total Common Stocks (Cost $235,958,046)		287,460,124

Warrants — 0.1%
20,000	Wells Fargo Co.*	409,800
Total Warrants (Cost $221,299)		409,800

Short-Term Investments — 4.2%

Money Market Funds — 4.2%
12,849,594	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	12,849,594
Total Short-Term Investments (Cost $12,849,594)		12,849,594
Total Investments — 99.3% (Cost $249,028,939)		300,719,518
Other Assets in Excess of Liabilities — 0.7%		2,030,466
NET ASSETS — 100.0%		$302,749,984

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	29.6%
Financials	20.9%
Consumer Discretionary	15.7%
Health Care	13.2%
Industrials	8.5%
Energy	4.4%
Money Market Funds	4.2%
Consumer Staples	1.4%
Telecommunication Services	1.4%
Other Assets and Liabilities	0.7%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) fell 4.08% in value while the S&P 500 Index, the Fund’s benchmark, rose 0.15%.

The nearly flat performance of the S&P 500 Index during the six month period masked a fair degree of volatility intra-period, especially a sharp sell-off of stocks during mid-August and a rapid rebound in prices during October. The Fund performed in line with the S&P 500 Index during the sell-off but lagged the Index during the subsequent rebound as investor sentiment shifted from positive to negative to positive once again.

The Fund’s consumer staples holdings performed well throughout the period and outperformed the benchmark’s performance, led by gains in tobacco stocks Altria and Philip Morris International. In the case of Altria, the company’s core tobacco products continued to gain share in the U.S. Also, Altria’s large stake in brewer SAB Miller benefitted during the period from the announcement that AB InBev intends to combine operations with SAB Miller.

The Fund’s financial holdings, which has included investments in Real Estate Investment Trusts (“REITs”), also outperformed the benchmark’s performance. Plum Creek Timber gained following the announcement of its planned merger with fellow timber REIT Weyerhaeuser. The proposed acquisition price reflected an attractive premium for Plum Creek shareholders. Additionally, Cincinnati Financial and Erie Indemnity rose as both companies reported steady earnings results from their core property and casualty insurance operations.

In the case of the Fund’s main energy holdings—Kinder Morgan and Plains GP—a severe shift in investor sentiment led to meaningful underperformance compared with the benchmark during the period. Investor jitters toward energy companies in the first half of the year were generally due to lower commodity prices and turned into outright fear in the second half of the year. As concerns about credit quality became paramount, financing options for entities with less-than-perfect financial profiles all but disappeared. This resulted in a plunge in the equity values of Kinder Morgan and Plains GP, which rely on access to the capital markets to fund future growth.

Several investments in the consumer discretionary sector also performed poorly, and holdings in the sector overall underperformed the benchmark. Concerns that US consumer spending was weakening ahead of the all-important holiday season hurt the stock prices of video game retailer GameStop and electronics retailer Best Buy. V.F. Corp. also declined on worries that warmer weather and elevated retailer inventories would impair the apparel-maker’s wintertime results, particularly sales of The North Face line of branded outerwear.

We reduced our holdings of Kinder Morgan and Plains GP as the difficult capital market conditions compelled both companies to reduce their future growth plans. In the case of Kinder Morgan, dividends to investors will also be reduced from 2015 to 2016 as the company retains capital to fund its growth projects. Fellow energy holdings Total and Black Stone Minerals were eliminated during the period, bringing the Fund’s current weighting in energy below the benchmark’s weight. Elsewhere, Copa Holdings was eliminated as the airline’s earnings and dividend were hurt by prolonged economic downturns in the Latin American countries that it serves. The Fund has no current exposure to utilities or to the telecommunications sector, following the elimination of Canadian wireless and cable services provider Rogers Communications. Rogers operates in a mature and highly competitive market that limits its potential earnings and dividend growth.

The Fund’s new holdings include networking equipment provider Cisco Systems and diversified financial services provider Ameriprise Financial. Both investments share low starting dividend payout ratios, raising the prospect that future dividend growth has the potential to exceed underlying earnings growth as the payout to shareholders rises over time. Willis Group Holdings was added within the financial sector. We believe the combination of Willis with merger partner Towers Watson creates a stronger, more diversified insurance and consulting services provider with a bright outlook for accelerating future capital returns to shareholders. Bank holding company M&T Bank and jumbo mortgage specialist Redwood Trust were eliminated as the dividend growth outlook for both companies compared unfavorably to other investments within the financial sector, including Ameriprise and Willis.

At the start of 2016, investors appear to be more skeptical regarding expectations for earnings growth and overall market returns. If the reduced outlook for earnings produces a sustained period of downward pressure on stock prices, we expect the Fund to have the potential to provide the same sort of downside protection in a weak market relative to the Index as it has in the past. And as investor skepticism builds, we believe that the opportunities to deploy capital and make sensible long-term investments will only

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2015

grow. Indeed, the Fund’s turnover picked up as 2015 progressed and stock price volatility created opportunities. Amidst that backdrop, we are enthusiastic that we will continue to find what we believe are attractive additions to the Fund’s current portfolio of high-quality investments that offer above-average yields and strong potential for future growth at reasonable valuations.

Sincerely,

Michael L. Foss, CFA
Portfolio Manager

Brian E. Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 87.8%

Consumer Discretionary — 13.2%
95,197	Best Buy, Inc.	2,898,749
55,379	GameStop Corp.	1,552,827
107,675	Garmin, Ltd.	4,002,280
31,378	McDonald’s Corp.	3,706,997
62,294	Target Corp.	4,523,167
77,822	V.F. Corp.	4,844,419
		21,528,439
Consumer Staples — 12.8%
138,776	Altria Group, Inc.	8,078,151
61,185	Coca-Cola Co.	2,628,507
61,000	Philip Morris International, Inc.	5,362,510
110,309	Unilever NV ADR	4,778,586
		20,847,754
Energy — 4.3%
96,491	Kinder Morgan, Inc.	1,439,646
50,510	Occidental Petroleum Corp.	3,414,981
230,137	Plains GP Holdings L.P.	2,174,795
		7,029,422
Financials — 15.9%
31,936	Ameriprise Financial, Inc.	3,398,629
55,824	Cincinnati Financial Corp.	3,303,106
38,911	Erie Indemnity Co.	3,721,448
68,949	JPMorgan Chase & Co.	4,552,703
100,373	OneBeacon Insurance Group, Ltd.	1,245,629
26,295	T. Rowe Price Group, Inc.	1,879,830
79,254	Wells Fargo Co.	4,308,247
73,888	Wills Towers Watson PLC	3,588,740
		25,998,332
Health Care — 14.0%
81,149	AbbVie, Inc.	4,807,267
42,192	Johnson & Johnson	4,333,962
62,895	Merck & Co., Inc.	3,322,114
58,736	Novartis AG ADR	5,053,646
82,535	Teva Pharmaceutical Industries, Ltd. ADR	5,417,597
		22,934,586
Industrials — 11.0%
147,695	General Electric Co.	4,600,699
107,305	Healthcare Services Group, Inc.	3,741,725
79,994	Nielsen Holdings NV	3,727,721
48,523	PACCAR, Inc.	2,299,990
37,663	United Technologies Corp.	3,618,285
		17,988,420
Information Technology — 15.5%
36,046	Accenture PLC	3,766,807
32,256	Apple, Inc.	3,395,267
58,274	Automatic Data Processing, Inc.	4,936,973
86,879	Cisco Systems, Inc.	2,359,199
128,239	Microsoft Corp.	7,114,700
73,847	QUALCOMM, Inc.	3,691,242
		25,264,188

Materials — 1.1%
17,838	Praxair, Inc.	1,826,611
Total Common Stocks (Cost $113,354,811)		143,417,752

Preferred Stocks — 2.4%
152,454	Public Storage, Inc. — Series S	3,945,509
Total Preferred Stocks (Cost $3,717,470)		3,945,509

Real Estate Investment Trusts — 5.8%
95,244	Plum Creek Timber Co., Inc.	4,545,044
84,753	W.P. Carey, Inc.	5,000,427
Total Real Estate Investment Trusts (Cost $8,868,132)		9,545,471

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
6,194,219	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	6,194,219
Total Short-Term Investments (Cost $6,194,219)		6,194,219
Total Investments — 99.8% (Cost $132,134,632)		163,102,951
Other Assets in Excess of Liabilities — 0.2%		346,874
NET ASSETS — 100.0%		$163,449,825

PORTFOLIO HOLDINGS
% of Net Assets

Financials	15.9%
Information Technology	15.5%
Health Care	14.0%
Consumer Discretionary	13.2%
Consumer Staples	12.8%
Industrials	11.0%
Real Estate Investment Trusts	5.8%
Energy	4.3%
Money Market Funds	3.8%
Preferred Stocks	2.4%
Materials	1.1%
Other Assets and Liabilities	0.2%
100.0%

ADR — American Depositary Receipt
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Sustainable Growth Fund Advisor Shares (the “Fund”) rose 4.98% in value. During the same period, the Russell 1000 Growth Index (the “Index”), the Fund’s benchmark, increased 1.64%.

For the six months ended December 31, 2015, we benefitted from strong stock selection and performance in our consumer discretionary sector names. The stock that contributed the most to performance was Amazon, which surged 56% during the period. Amazon’s ecommerce business continues to take share from traditional retailers and its cloud computing operation (Amazon Web Services) remains in hyper-growth mode while providing material contribution to Amazon’s operating income. Two other consumer names, Nike and Starbucks, reported impressive financial results during the period.

Performance in our health care sector companies also stood out during the six months ended December 31. Leading up to that period, we found an increasing number of new ideas within the sector that meet all three of our investment criteria: outstanding fundamentals, compelling valuation and Environmental Business Advantages (EBA™). The three health care companies added most recently—Alexion, Bristol Myers and Novo Nordisk—performed well and helped our overall performance. In addition, Thermo Fisher, which was added to the portfolio since January 2014, continued to deliver steady growth.

We added three new names to the portfolio during the period: American Tower, Hexcel Corporation and WhiteWave Foods Company.

Hexcel is a leading manufacturer of high-end carbon-fibers and composite materials used in aerospace, wind and industrial applications. We are attracted to the company’s wide competitive moat, multiyear backlog and strong relationships with its aerospace customers. In recent decades the aerospace industry has used increasing amounts of carbon fiber to build lighter, more fuel-efficient aircraft. We believe this trend will continue, with Hexcel a primary beneficiary.

We also initiated an investment in American Tower, one of the world’s largest builders of communication towers. The company’s business model has many attractive attributes, including high barriers to entry, stable organic growth and solid returns on capital. We believe American Tower’s strong focus on environmental compliance and its efforts to reduce customer fuel costs have helped enhance its growth rate, especially in international markets. Consequently, we believe the company’s EBA™ has helped it gain market share.

WhiteWave is a leading consumer packaged food and beverage company focused on high-growth product categories. The company manufactures, markets, distributes and sells branded plant-based foods and beverages, coffee creamers and beverages, and premium dairy products throughout North America and Europe. Each of the company’s brands have either the No. 1 or No. 2 market share position in its respective category. While the company is aligned with some of the fastest-growing categories in U.S. retail, the management team has proven its ability to acquire brands and grow them through new product introductions. WhiteWave’s EBA™ stems from its leadership in two food categories known for their sustainability benefits: organic dairy and plant-based foods and beverages.

We sold Praxair and Apple to make room for Hexcel and American Tower. We believe the growth rates for Hexcel and American Tower will exceed those for Praxair and Apple for the foreseeable future. Danaher completed the acquisition of Pall Corporation during the third quarter of 2015, reducing the total number of companies in the portfolio to 33. The addition of WhiteWave in the fourth quarter raised the total number of companies to 34.

We intend to move forward with our disciplined, repeatable formula for stock selection, which we believe has the potential to enable us to provide attractive long-term returns. Our long-term investment horizon allows us to identify and focus on companies that we believe exhibit the three tenets of our investment philosophy—strong fundamentals, sustainable competitive advantages including EBA™, and valuation discipline. Our approach is to hold material positions in companies that we believe are making the right investments to thrive over our long-term investment horizon.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.1%

Consumer Discretionary — 16.3%
23,596	Amazon.com, Inc.*	15,948,300
6,020	Chipotle Mexican Grill, Inc.*	2,888,697
51,950	Delphi Automotive PLC	4,453,674
182,552	Nike, Inc.	11,409,500
160,219	Starbucks Corp.	9,617,947
85,062	TJX Companies, Inc.	6,031,746
		50,349,864
Consumer Staples — 2.1%
164,006	WhiteWave Foods Co.*	6,381,473

Health Care — 18.6%
44,473	Alexion Pharmaceuticals, Inc.*	8,483,225
183,620	Bristol-Myers Squibb Co.	12,631,220
161,966	Cerner Corp.*	9,745,494
111,862	IDEXX Laboratories, Inc.*	8,156,977
101,083	Novo Nordisk A.S.	5,870,901
89,625	Thermo Fisher Scientific, Inc.	12,713,306
		57,601,123
Industrials — 27.0%
100,404	A. O. Smith Corp.	7,691,950
43,016	Acuity Brands, Inc.	10,057,141
122,834	Canadian National Railway Co.	6,863,964
140,604	Danaher Corp.	13,059,300
120,378	Hexcel Corp.	5,591,558
64,294	J.B. Hunt Transport Services, Inc.	4,716,608
49,231	Middleby Corp.*	5,310,548
92,441	Stericycle, Inc.*	11,148,385
154,198	Verisk Analytics, Inc.*	11,854,742
102,928	Westinghouse Air Brake Technologies Corp.	7,320,239
		83,614,435
Information Technology — 27.2%
84,927	Akamai Technologies, Inc.*	4,469,708
12,923	Alphabet Inc. — Class A*	10,054,223
3,267	Alphabet Inc. — Class C*	2,479,261
137,205	Arm Holdings PLC ADR	6,207,154
138,468	Facebook, Inc.*	14,492,061
78,653	Intuit, Inc.	7,590,014
87,586	NXP Semiconductors NV*	7,379,121
103,996	salesforce.com, Inc.*	8,153,286
143,808	TE Connectivity, Ltd.	9,291,435
183,523	Visa, Inc.	14,232,209
		84,348,472
Materials — 1.9%
50,979	Ecolab, Inc.	5,830,978
Total Common Stocks (Cost $214,211,714)		288,126,345

Real Estate Investment Trusts — 3.1%
99,336	American Tower Corp.	9,630,625
Total Real Estate Investment Trusts (Cost $9,396,885)		9,630,625

Short-Term Investments — 4.2%

Money Market Funds — 4.2%
12,994,885	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	12,994,885
Total Short-Term Investments (Cost $12,994,885)		12,994,885
Total Investments — 100.4% (Cost $236,603,484)		310,751,855
Liabilities in Excess of Other Assets — (0.4)%		(1,202,997)
NET ASSETS — 100.0%		$309,548,858

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	27.2%
Industrials	27.0%
Health Care	18.6%
Consumer Discretionary	16.3%
Money Market Funds	4.2%
Real Estate Investment Trusts	3.1%
Consumer Staples	2.1%
Materials	1.9%
Other Assets and Liabilities	(0.4)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) returned -1.17%. During the same period, the Russell 2000 Growth Index (the “Index”), the Fund’s benchmark, returned -9.31%.

Our top and bottom contributors for the year were spread across many sectors, with no particular sector driving performance on either side of the ledger. Waste Connections, a long time holding was our top performer over the six-month period. The company’s share price rose on solid earnings as well as an improved outlook. Dyax rose 42% on news that Shire Pharmaceuticals would be acquiring the company. Qunar Caymans Islands Limited ADR was another top performer, rising on the news that competitor, Ctrip, acquired a meaningful stake in the company.

There was no apparent theme to the detractors for the trailing six months. Interactive Intelligence was the largest detractor during the period. The company fell as it is transitioning its contact center software platform onto Amazon Web Services, a long term positive, but highly disruptive in the short term. The weakness in Ascent Capital Group’s stock price persisted after fundamentals of their home security company did not improve meaningfully. CEB Inc. shares fell after management reduced guidance for fiscal year 2015 because of $15 million in bookings that were pushed out of the second quarter.

We added a number of new holdings during the last six months, which is reflective of a healthy pipeline driven by a productive team effort. The recent additions replaced companies that were eliminated due to M&A activity, lower conviction in our original investment thesis or attainment of our long-term price objectives. The period turnover was relatively low, consistent with our history and in-line with our desire to be business owners and not stock traders.

We continue to build out the top of our idea funnel via hundreds of company management interactions per year. It is likely that the number of companies we know and understand deeply that we do not own has never been higher. Secondly, we continue to stress test the portfolio to ensure that our original investment theses remain intact and that we are incremental buyers over the long-term. And, third, we remain committed to driving a collaborative process that takes advantage of the breadth of knowledge across our entire research team and the robust investment network possessed by our firm. By focusing on these process elements, we are hopeful that we are not only positioned to do well in strong equity markets, but we are prepared to capitalize on opportunities and perform relatively well should more volatile markets lay ahead.

In sum, we have been heavily engaged in due diligence over the past year, conducting face-to-face meetings with the management teams of all of our portfolio companies along with hundreds of other companies that we are considering as potential investments for the portfolio. We seek companies that offer us the potential for growth (through large and/or growing end markets and a differentiated product, service or business model), the potential for sustainable results (through favorable competitive positioning and/or strong management), and the potential for value creation (through high or improving margins and capital efficiency.) We look to purchase these businesses at what we believe are attractive prices when we have a non-consensus view. We will maintain this discipline going forward as we strive for attractive risk-adjusted returns across the small-cap asset class.

Sincerely,

Christopher A. Berrier
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.2%

Consumer Discretionary — 11.7%
128,163	2U, Inc.*	3,586,001
61,157	Ascent Capital Group, Inc.*	1,022,545
234,436	Black Diamond, Inc.*	1,036,207
115,927	Bright Horizons Family Solutions, Inc.*	7,743,924
12,217	CoStar Group, Inc.*	2,525,132
167,612	Global Eagle Entertainment, Inc.*	1,654,330
208,108	Liberty TripAdvisor Holdings, Inc.*	6,313,997
175,583	Lindblad Expeditions Holdings, Inc.*	1,950,727
49,992	Papa Johns International, Inc.	2,793,053
50,575	Qunar Cayman Islands, Ltd. ADR*	2,667,325
		31,293,241
Consumer Staples — 2.1%
26,549	PriceSmart, Inc.	2,203,301
43,363	Treehouse Foods, Inc.*	3,402,261
		5,605,562
Financials — 3.3%
150,894	ConnectOne Bancorp, Inc.	2,820,209
60,883	Patriot National, Inc.*	408,525
115,246	Prosperity Bancshares, Inc.	5,515,673
		8,744,407
Health Care — 19.9%
50,013	Acceleron Pharma, Inc.*	2,438,634
66,673	Alder Biopharmaceuticals, Inc.*	2,202,209
58,857	Cardiovascular Systems, Inc.*	889,918
87,875	Charles River Laboratories International, Inc.*	7,064,271
37,948	Coherus BioSciences, Inc.*	871,286
64,220	Diplomat Pharmacy, Inc.*	2,197,608
118,191	Dyax Corp.*	4,446,346
40,739	Henry Schein, Inc.*	6,444,502
49,898	Heron Therapeutics, Inc.*	1,332,277
71,248	IDEXX Laboratories, Inc.*	5,195,404
23,705	Incyte Corp.*	2,570,807
10,298	Laboratory Corp. of America Holdings*	1,273,245
114,981	Medidata Solutions, Inc.*	5,667,414
40,753	Neurocrine Biosciences, Inc.*	2,305,397
94,432	Novadaq Technologies, Inc.*	1,203,064
94,228	Omeros Corp.*	1,482,207
26,437	Press Ganey Holdings, Inc.*	834,087
141,018	Teladoc, Inc.*	2,532,683
19,506	Ultragenyx Pharmaceutical, Inc.*	2,188,183
		53,139,542
Industrials — 20.9%
104,846	Advisory Board Co.*	5,201,410
56,502	CEB, Inc.	3,468,658
92,339	DigitalGlobe, Inc.*	1,446,029
110,619	ESCO Technologies, Inc.	3,997,771
103,437	Healthcare Services Group, Inc.	3,606,848
90,850	HEICO Corp.	4,938,606
123,191	Hexcel Corp.	5,722,222
52,349	IDEX Corp.	4,010,457
153,469	Knight Transportation, Inc.	3,718,554
20,976	Landstar System, Inc.	1,230,242
75,922	Team, Inc.*	2,426,467
204,881	Waste Connections, Inc.	11,538,898
93,590	Woodward, Inc.	4,647,679
		55,953,841
Information Technology — 34.8%
56,992	Aspen Technology, Inc.*	2,152,018
89,582	Blackbaud, Inc.	5,899,871
153,577	Broadridge Financial Solutions, Inc.	8,251,692
212,986	BroadSoft, Inc.*	7,531,185
55,784	Cavium, Inc.*	3,665,567
108,778	CoreLogic, Inc.*	3,683,223
62,448	Demandware, Inc.*	3,370,319
94,128	Electronics For Imaging, Inc.*	4,399,543
69,707	Envestnet, Inc.*	2,080,754
27,084	Expedia, Inc.	3,366,541
29,779	Fair Isaac Corp.	2,804,586
211,056	Genpact, Ltd.*	5,272,179
36,472	Global Payments, Inc.	2,352,809
34,889	Guidewire Software, Inc.*	2,098,922
196,643	Interactive Intelligence Group, Inc.*	6,178,523
147,896	M/A-COM Technology
	Solutions Holdings, Inc.*	6,047,467
68,208	MAXIMUS, Inc.	3,836,700
133,074	Monotype Imaging Holdings, Inc.	3,145,869
137,767	Pegasystems, Inc.	3,788,593
21,247	SPS Commerce, Inc.*	1,491,752
99,567	Synchronoss Technologies, Inc.*	3,507,745
33,500	Ultimate Software Group, Inc.*	6,549,585
14,743	WEX, Inc.*	1,303,281
		92,778,724
Telecommunication Services — 3.5%
230,479	Cogent Communications Holdings, Inc.	7,995,317
133,875	inContact, Inc.*	1,277,167
		9,272,484
Total Common Stocks (Cost $185,715,824)		256,787,801

Private Placements — 1.0%
18,000	Greenspring Global Partners IV-B, L.P.*^†	2,534,470
74,769	Greenspring Global Partners V-B, L.P.*~†	117,786
Total Private Placements (Cost $621,615)		2,652,256

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 2.9%

Money Market Funds — 2.9%
7,764,748	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	7,764,748
Total Short-Term Investments (Cost $7,764,748)		7,764,748
Total Investments — 100.1% (Cost $194,102,187)		267,204,805
Liabilities in Excess of Other Assets — (0.1)%		(378,325)
NET ASSETS — 100.0%		$266,826,480

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	34.8%
Industrials	20.9%
Health Care	19.9%
Consumer Discretionary	11.7%
Telecommunication Services	3.5%
Financials	3.3%
Money Market Funds	2.9%
Consumer Staples	2.1%
Private Placements	1.0%
Other Assets and Liabilities	(0.1)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to February 2015 as part of a $2,000,000 capital commitment.  At December 31, 2015, $1,800,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to June 2015 as part of a $100,000 capital commitment.  At December 31, 2015, $74,769 of the capital commitment has been fulfilled by the Fund.

†	All or a portion of this security is considered illiquid. At December 31, 2015, the total market value of securities considered illiquid was 2,652,256 or 1.0% of net assets.
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) declined 5.66% in value. During the same period, the Russell 2000 Value Index (the “Index”), the Fund’s benchmark, decreased 8.17%

Core-Mark was the Fund’s largest individual contributor to performance during the six month period. Core-Mark appreciated on strong business fundamentals as well as the announcement of an 800-store distribution agreement with Rite-Aid, opening up a significant new market opportunity. Rite-Aid’s current footprint stands at over 4,600 stores and opens up a potentially large addressable market opportunity within the drugstore space going forward. StanCorp Financial Group was another top performer. The company announced its sale to Mejida Yasuda, a Japanese life insurance company, for a 50% premium in an all-cash transaction. Lastly, TFS Financial was a strong contributor to performance. The company gained on solid quarterly results throughout the period, in addition to being a strong returner of capital to shareholders through consistent dividends and buybacks.

The largest detractor from performance was NorthStar Asset Management (NSAM). The company fell during the period for a few reasons. A midyear proposal by the Department of Labor sparked fears that the company’s nontraded REIT business would decline on regulatory pressures. Suppressed equity issuance at NorthStar Realty Finance Corp (NRF), as a result of stock weakness, tempered expectations about the growth in asset management fees that NSAM would earn from NRF. (NRF is a publically traded commercial finance company and NSAM’s largest client.) Lastly, NSAM was susceptible to multiple compression within the alternative asset management industry. While fundamentals have remained resilient for Archrock’s (AROC) gas compression business, the stock was down materially in the fourth quarter because of a combination of weakening U.S. natural gas prices and the declining unit price of Archrock Partners (APLP), which accounts for nearly half of AROC’s total enterprise value today. The market is concerned that Archrock Partners will cut its distribution, which in turn may reduce the cash distribution to Archrock as APLP’s general partner. Ascent Capital Group declined on poor results during the year and concerns over increased competition in the U.S. home security market.

The Fund added eight companies during the six month period. Sizable additions included Liberty Global plc LiLAC Group Class C, Murphy USA and Par Pacific Holdings. Liberty Global plc LiLAC Class C (LILAK), a tracking stock spun from Liberty Global, operates the incumbent cable companies in Chile and Puerto Rico, two markets where broadband penetration is well below US levels and growing. Liberty is in a position to benefit from increasing penetration in both markets as it is the speed and bundling leader in Chile and has consolidated the market in Puerto Rico, with its Onelink purchase in 2012 and recent acquisition of Choice this year. Further, with a fragmented market, LILAK has an opportunity to participate in Latin American cable growth beyond Chile and PR through M&A in other key geographies. Given these dynamics, at less than nine times EBITDA, the average of the US/European cable/sat peers today, we believe the risk reward is attractive.

Murphy USA (MUSA) is one of the largest independent retailers of motor fuel and convenience merchandise in the U.S. The company sells its retail and motor fuel products and convenience merchandise through a large chain of over 1,200 retail locations, all of which are adjacent or in close proximity (less than 3 miles) to a Wal-Mart store. MUSA is positioned as the low cost, high volume fuel retailer that is able to leverage its below industry average breakeven fuel margin through a unique cost advantaged fuel supply structure that stems from its origination out of Murphy Oil Corporation. Due to recent volatility in the energy markets, MUSA’s stock has traded off more than 30% since March 2015 and we believe the current valuation, (less than seven times EBITDA), presents a favorable risk/reward opportunity to own a well-run convenient store/fuel distributor. Further, the company has a strong balance sheet and a management team that is dedicated to using capital in a disciplined manner. The company recently initiated a $250 million share repurchase program and bought back $150 million of stock in the most recent quarter.

Par Pacific Holdings (PARR) is an $800 million market-cap energy company with roughly $1.4 billion in federal net operating loss (NOL) carryforwards. Since reorganizing in April 2012, the company has built a formidable and integrated refining, logistics and retail fuel distribution system of businesses in Hawaii through two savvy acquisitions for less than three times EBITDA in total. The company currently owns the largest refinery in Hawaii, 128 retail fuel distribution sites and related logistics assets. PARR intends to accelerate its NOL burn-rate through additional acquisitions in the North American energy sector. Based on our analysis of the company’s assets—including its real estate and NOLs at current burn rate—we believe we paid almost nothing for PARR’s refinery, a business that has generated $67 million in EBITDA in just the past three quarters. While we expect that the refinery’s operating performance will probably be volatile, the company’s retail and logistics businesses should help stabilize cash flow.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2015

Over the six month period there were five deletions from the Small Cap Fundamental Value Fund. We sold Bristow Group because we grew concerned that lower oil prices put the company at increased risk of contract renegotiations prompted by customers seeking to cut costs. We sold our holding in MTS Systems during the third quarter because of its increasing reliance for growth on its business in China. We eliminated our remaining position in Starz because we believed the share price was already reflecting the upside from a potential merger with Lionsgate or another third party, without factoring in the risk that a deal might not happen. We did not like the risk/reward scenario and decided to eliminate the remaining position. Horizon Global Corp. was a small position that was obtained through its spin-off from TriMas Group at the end of the second quarter. After meeting with the new management team early in the third quarter, we decided to exit the position because of concerns about the company’s approach to capital allocation. Exterran Holdings Inc. was renamed Archrock Inc. following the spinoff of its international fabrication business, which took the name Exterran Corp. Our intent has always been to sell this part of the investment, and we did so upon completion of the spinoff.

Given the broader market environment, we are still concerned about macro factors affecting small-cap stocks, including moves in currencies and commodities. However, recent market volatility has created a number of investment opportunities that were not present at the beginning of the year, as performance has been dispersed both among sectors and individual companies. This has led to a number of recent investments as well as a full pipeline of opportunities that we are pursuing.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.3%

Consumer Discretionary — 16.4%
229,168	Ascent Capital Group, Inc.*	3,831,689
366,670	Cato Corp.	13,500,789
348,304	Core-Mark Holding Co., Inc.	28,540,030
232,646	Culp, Inc.	5,925,494
1,754,172	Denny’s Corp.*	17,243,511
617,676	Destination Maternity Corp.	5,386,135
977,312	Diamond Resorts International, Inc.*	24,931,229
367,386	Liberty Global PLC LiLAC Group*	15,797,598
385,183	Murphy USA, Inc.*	23,396,015
		138,552,490
Consumer Staples — 1.6%
108,434	Casey’s General Stores, Inc.	13,060,875

Energy — 3.7%
638,462	Archrock, Inc.	4,801,234
164,074	Green Plains Partners LP	2,666,202
664,859	Par Pacific Holdings, Inc.*	15,650,781
387,807	RigNet, Inc.*	8,023,727
		31,141,944
Financials — 35.1%
2,707,226	American Capital, Ltd.*	37,332,647
198,199	American Equity Investment Life Holding Co.	4,762,722
280,354	Assurant, Inc.	22,579,711
785,440	Cash America International, Inc.	23,523,928
141,165	Farmers Capital Bank Corp.*†	3,826,983
1,123,551	Forest City Enterprises, Inc.*	24,639,473
524,326	Maiden Holdings, Ltd.	7,817,701
367,386	Medley Management, Inc.†	2,090,426
449,423	National General Holdings Corp.	9,824,387
1,407,472	NorthStar Asset Management Group, Inc.	17,086,710
334,150	OceanFirst Financial Corp.	6,693,025
795,402	Oritani Financial Corp.	13,124,133
313,880	Pacific Premier Bancorp, Inc.*	6,669,950
318,164	Patriot National, Inc.*	2,134,880
257,327	Primerica, Inc.	12,153,554
314,597	Renasant Corp.	10,825,283
147,110	StanCorp Financial Group, Inc.	16,752,887
1,038,922	Synovus Financial Corp.	33,640,294
2,105,146	TFS Financial Corp.†	39,639,899
89,260	Triumph Bancorp, Inc.*	1,472,790
		296,591,383
Health Care — 3.5%
151,945	Addus HomeCare Corp.*	3,537,280
527,893	Air Methods Corp.*	22,134,553
88,873	Providence Service Corp.*	4,169,921
		29,841,754
Industrials — 12.6%
884,573	Albany International Corp.†	32,331,143
525,038	DigitalGlobe, Inc.*	8,222,095
379,601	EnPro Industries, Inc.	16,641,708
913,110	Federal Signal Corp.	14,472,794
389,267	Kadant, Inc.	15,808,133
598,513	McGrath RentCorp	15,076,542
203,901	Thermon Group Holdings, Inc.*	3,450,005
		106,002,420
Information Technology — 10.2%
439,130	Broadridge Financial Solutions, Inc.	23,594,455
133,745	CoreLogic, Inc.*	4,528,606
866,743	CTS Corp.†	15,289,347
67,769	DST Systems, Inc.	7,729,732
624,194	EchoStar Corp.*	24,412,227
360,963	Electro Rent Corp.†	3,320,860
131,262	MAXIMUS, Inc.	7,383,487
		86,258,714
Materials — 8.2%
405,191	Clearwater Paper Corp.*	18,448,346
285,349	Deltic Timber Corp.†	16,798,496
144,256	Innophos Holdings, Inc.	4,180,539
184,471	KMG Chemicals, Inc.	4,246,522
414,746	Neenah Paper, Inc.	25,892,593
		69,566,496
Telecommunication Services — 3.0%
321,015	Atlantic Tele-Network, Inc.	25,113,004
Total Common Stocks (Cost $717,081,912)		796,129,080

Real Estate Investment Trusts — 3.0%
801,841	Campus Crest Communities, Inc.*	5,452,519
2,949,771	MFA Financial, Inc.	19,468,488
Total Real Estate Investment Trusts (Cost $27,872,125)		24,921,007

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
20,504,913	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	20,504,913
Total Short-Term Investments (Cost $20,504,913)		20,504,913
Total Investments — 99.7% (Cost $765,458,950)		841,555,000
Other Assets in Excess of Liabilities — 0.3%		2,924,091
NET ASSETS — 100.0%		$844,479,091

PORTFOLIO HOLDINGS
% of Net Assets

Financials	35.1%
Consumer Discretionary	16.4%
Industrials	12.6%
Information Technology	10.2%
Materials	8.2%
Energy	3.7%
Health Care	3.5%
Telecommunication Services	3.0%
Real Estate Investment Trusts	3.0%
Money Market Funds	2.4%
Consumer Staples	1.6%
Other Assets and Liabilities	0.3%
100.0%

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2015 the total market value of securities considered illiquid was $8,449,340 or 1.0% of net assets.
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Multi-Strategy Fund (the “Fund”) decreased 2.83% in value. During the same period, the S&P Balanced Equity and Bond – Moderate Index, the Fund’s benchmark, increased 1.05%.

For the six months ended December 31, 2015, financial markets were hit by renewed fears around China’s slowing economy and a further decrease in oil prices. Overall, market performance ended flat or negative for the year, with only Large-Cap U.S. equities and Investment Grade fixed income producing small, positive returns. The High Yield market was hit especially hard, as concerns about liquidity within the High Yield market further exacerbated a market selloff. However, we believe this selloff in High Yield may present an attractive opportunity in 2016.

The largest contributor to performance on a relative basis was the Brown Advisory – WMC Strategic European Equity Fund, which declined 0.13% (versus -6.42% for the MSCI Europe Index). The relative outperformance of the Brown Advisory WMC Strategic European Equity Fund was driven by a combination of strong stock selection and sector allocation. Overweight exposure to the industrial sector (as a result of stock selection) and underweight exposure to energy and materials positively impacted the portfolio. The Brown Advisory – WMC Strategic European Equity Fund has carefully monitored the tradeoff between valuation and quality within its portfolio and plans to adjust accordingly if valuations do not support the structural growth expectations of individual companies.

The largest detractor to performance on a relative basis was the Brown Advisory Flexible Equity Fund, which decreased 2.38% in value (versus a 0.15% increase for the S&P 500 Index). The underperformance was mostly due to an overweight exposure to energy, as oil prices continued to fall during the second half of the year. In addition, the Brown Advisory Flexible Equity Fund is the largest underlying holding, constituting 31% of the Fund as of December 31, 2015.

Overall, macroeconomic concerns around China’s slowing growth rate and falling oil prices produced significant volatility and minimal returns in 2015, and it is possible that these conditions could continue into 2016. Additionally, diverging central bank policies are producing cross-currents that are having considerable impact across financial markets. However, we remain dedicated to a long-term perspective comparing a range of scenarios to determine what we believe is the best risk-adjusted return potential across the investment landscape. We see the tradeoff of return potential to risk as fairly even between stocks and bonds but more favorable in Emerging Markets and High Yield. Although there are near-term risks in these asset classes, the recent selloff in both markets have created what we believe is an attractive entry point and we believe the longer-term risk/ reward balance may be quite favorable. Given this challenging environment, we have confidence in the potential for our underlying managers to add value and, more importantly, take advantage of opportunities going forward.

Sincerely,

Paul Chew, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Affiliated Mutual Funds (Note 3) — 96.7%

Domestic Equity Funds — 41.9%
59,096	Brown Advisory Flexible Equity Fund —
	Institutional Shares	911,857
9,401	Brown Advisory Small-Cap
	Fundamental Value Fund —
	Institutional Shares	204,278
3,938	Brown Advisory Small-Cap Growth Fund —
	Institutional Shares	119,594
		1,235,729
Foreign Equity Funds — 18.3%
18,212	Brown Advisory — Somerset Emerging
	Markets Fund — Institutional Shares	150,245
26,254	Brown Advisory — WMC Strategic
	European Equity Fund — Institutional Shares	266,737
12,616	Brown Advisory Emerging
	Markets Small-Cap Fund —
	Institutional Shares	122,878
		539,860
Bond Funds — 36.5%
31,024	Brown Advisory Strategic Bond Fund —
	Investor Shares	291,005
80,666	Brown Advisory Total Return Fund —
	Institutional Shares	788,102
		1,079,107
Total Affiliated Mutual Funds (Cost $2,952,443)		2,854,696

Short-Term Investments — 2.9%

Money Market Funds — 2.9%
85,969	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	85,969
Total Short-Term Investments (Cost $85,969)		85,969
Total Investments — 99.6% (Cost $3,038,412)		2,940,665
Other Assets in Excess of Liabilities — 0.4%		10,741
NET ASSETS — 100.0%		$2,951,406

PORTFOLIO HOLDINGS
% of Net Assets

Domestic Equity Funds	41.9%
Bond Funds	36.5%
Foreign Equity Funds	18.3%
Money Market Funds	2.9%
Other Assets and Liabilities	0.4%
100.0%

#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

The Brown Advisory Global Leaders Fund (the “Fund”) commenced operations on July 1, 2015.  For the period from July 1, 2015 to December 31, 2015, the Fund declined 1.10% in value.  During the same period, the Russell Global Large Cap Index, the Fund’s benchmark, decreased 5.40%.

During the period, stock prices fell globally, particularly within the energy and materials sectors. Performance was driven by stock picking within key overweight sectors (consumer discretionary and technology), stock selection within materials and our zero energy exposure.

During the second half of 2015, the focus of global investors shifted from Greece during the summer to China during the third quarter to the U.S. by year end. In the middle of the year, we saw a trend of improving European fundamentals while the outlook weakened across the emerging world. In China, Russia and Brazil, sectors including autos, industrials, consumer, commodity exporters and even smartphones makers all saw worse-than-expected results during the summer. During the third quarter, China’s stock market rout and renminbi devaluation spooked global investors, especially in conjunction with a rapid slowdown in many Chinese fundamental indicators. During the fourth quarter, industrials companies continued to see a weakening environment globally but technology, consumer and health care end-markets mostly held up. Supply-side capacity additions in China during the past decade have put many segments within Industrials into structural oversupply, not to mention many parts within materials too. It is difficult to see any quick fixes. We remain overweight consumer and technology sectors as we have done since launch and continue to struggle to find interesting ideas within energy.

From an individual stock perspective, the top three contributors to performance during the second half were United Internet in Germany, Alphabet (a.k.a. Google) and Facebook. The bottom three detractors were Credit Suisse, Burberry in the U.K. and MTN Group in South Africa. Over the six months we added three new positions and exited three, excluding the Opportunity fund program trade below, leaving the Fund with 37 positions at yearend. We added Alphabet (Google) in July, Estee Lauder in October and began to add Brown-Forman during December. We exited MTN Group in South Africa in August, OMRON in Japan during November and Burberry in December. We merged the Opportunity Fund into Global Leaders during the second half of 2015. Many of the positions were common holdings and retained but we executed a program trade to align other securities.

Alphabet has terrific economics and a world class moat. It delivers personalized customer outcomes that were impossible just 10 years ago. However, we wondered about management’s focus. Unbridled and undisclosed spending on R&D and CAPEX—with $11 billion spent on CAPEX in 2014 compared with $3 billion in 2012—alongside unknown investment in “moon-shot” projects gave us cause for concern. When the company announced the recruitment of CFO Ruth Porat from Morgan Stanley, where she had a reputation for cost control, our interest intensified but we decided to wait until we had evidence that this was truly a change. After the company reported in late July, we heard for the first time that cost control, capital allocation and more disclosure would be forthcoming. We waited for a pull-back in the stock and built a position. Alphabet has a Return on Invested Capital (“ROIC”) above 20%, with potential for double-digit revenue growth many years out and a valuation that, given these characteristics, was not expensive in our view.

Estee Lauder is one of the leading premium cosmetics company globally and it has transformed itself from cozy family management in 2008 into a 20% ROIC company delivering products that elicit strong customer loyalty. We initially balked at the valuation when launching Global Leaders, as consistent growth of about 6% just didn’t give enough upside. However, after meeting the CFO and attending a presentation from the CEO, we believe the ROIC can improve to 25% during the next three to five years—largely because of continuing the current strategy and some internal self-help measures from a new CFO hired to drive working capital efficiency.

Brown-Forman is the maker of Jack Daniels whiskey in the U.S. It sells good quality whiskey at a relatively inexpensive price within the category and reinvests heavily to maintain its aspirational brand status. While we see the rise of craft, particularly flavored, whiskeys, this is not detrimental to Jack Daniels status and the release of “honey” and “fire” liquors have been additive to the brand. Brown-Forman had underperformed the S&P 500 Index since the third quarter 2015 when it slightly missed sales estimates. This gave us an opportunity to invest in a high ROIC company with steady but not spectacular growth that had sold off to a reasonable price.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2015

We parted with MTN Group during July and August. While we still see the long-term opportunity for mobile phones to transform lives across Africa, we became very uncomfortable with our ability to predict both the business transition and, in particular, the foreign currency risk within the stock. The rise of mobile data is a shot in the arm for MTN and its customers as they first experience the Internet. MTN generates 45% of group EBIT in Nigeria and needs to repatriate this cash in order to service both debt and its dividend in U.S. dollars. After the Central Bank of Nigeria introduced capital controls in the middle of 2015, we struggled to determine what probabilities to attach to future scenarios. Hence we decided to play it safe and exit.

We exited OMRON in Japan during November. This is a position which we had not been adding to from inflows for some time, and it had been diluted down to a near 1% holding. After a detailed stock review we decide to exit. OMRON management has spent the best part of five years focused on a strategy to increase ROIC, which had lifted from 5% on a path to a 20% goal. However, recently emphasis has changed to revenue growth. ROIC continue to be one of management’s main performance indicators but the new strategy requires capital investment now, in some cyclical subsectors, with ROIC stalling at 14% for some time. While increasing growth ought to add to shareholder returns, we no longer see a company on a pathway to 20% and therefore look elsewhere.

We had also not added to Burberry using inflows for some time. It too had been diluted down to a near 1% holding. After reviewing the key drivers, particularly incremental return on capital, we decided to exit. While we continue to like Burberry’s clear lead online in luxury and digital marketing, incremental CAPEX investments are almost all dilutive to ROIC. We had noted the falling return on incremental capital previously but believed it was temporary because of sales growth pressure from China. Actually, management expects these new investments to deliver lower ROIC over time. Given management’s performance targets don’t measure ROIC, there is a clear incentive for management to trade ROIC for growth. In a time of slowing luxury sales in Greater China—the largest end market—this left us with an outlook and, more importantly, management incentives that we felt were not favorable over the next couple of years.

The Global Leaders Fund invests in market-leading companies from across the globe which we believe deliver superior customer outcomes. These businesses delight their clients, often by serving them in a unique way, and customers simply want to do business with them—more often than not returning again and again. We believe that companies that combine a superior outcome for their customers with strong leadership can generate high and sustainable ROIC, which may lead to outstanding shareholder returns. While “the customer comes first” is a lesson for all businesses, in statistical terms it is a “necessary but not sufficient condition.” Shareholders must share in the customers’ goodwill too. This “win-win,” first for customers and ultimately for shareholders, is paramount but not easily achieved. The stocks such as United Internet and Alphabet which have driven performance during the second half of 2015 all clearly deliver something which customers value.

Companies producing a ROIC of 20% or above have a two-thirds chance of still generating a ROIC of 20% or above in 10 years’ time. This is an outcome of delivering a superior customer experience. It’s also a great guide to the future. In theory, companies generating an excess economic return, such as a high ROIC, will have it competed away. In practice, the persistence of returns at high-ROIC companies underpins our investment strategy. If management’s strategy is sustainable, a persistently high ROIC is often underpriced by investors as they assume it fades to average too quickly. This only shows by compounding the excess economic return (ROIC less the weighted average cost of capital (“WACC”)) over time. Therefore we aim to invest with a three-to-five year holding period. Our annualized turnover by number of names is running at about 20% per annum, which fits neatly with our desired long-term focus.

Sincerely,

Michael Dillon, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 88.9%

China — 2.6%
81,734	AIA Group, Ltd.	488,367

Denmark — 3.3%
6,252	Novo Nordsik A/S	361,979
4,457	Novo Nordisk A/S ADR	258,863
		620,842
Germany — 2.6%
9,126	United Internet AG	501,742

Indonesia — 1.0%
229,455	Bank Rakyat Indonesia Persero	188,314

Japan — 2.6%
11,800	Fuji Heavy Industries, Ltd.	486,116

Sweden — 0.9%
7,150	Atlas Copco AB	164,381

Switzerland — 0.6%
5,611	Credit Suisse Group AG	120,872

Taiwan — 3.1%
25,965	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	590,703

United Kingdom — 5.6%
4,693	Next PLC	503,894
7,626	Unilever PLC	327,098
5,790	Unilever PLC ADR	249,665
		1,080,657

United States — 66.6%

Consumer Discretionary — 11.6%
9,475	Nike, Inc.	592,188
459	Priceline Group, Inc.*	585,202
8,637	Starbucks Corp.	518,479
7,312	TJX Companies, Inc.	518,494
		2,214,363
Consumer Staples — 6.2%
1,866	Brown Forman Corp.	185,256
6,791	Estee Lauder Companies, Inc.	598,015
4,474	Hershey Co.	399,394
		1,182,665
Financials — 10.1%
4,267	Ameriprise Financial, Inc.	454,094
17,095	Charles Schwab Corp.	562,938
7,119	JPMorgan Chase & Co.	470,068
4,334	Moody’s Corp.	434,874
		1,921,974
Health Care — 9.1%
2,535	Alexion Pharmaceuticals, Inc.*	483,551
3,342	Cigna Corp.	489,035
2,700	DaVita HealthCare Partners, Inc.*	188,217
7,214	Edwards Lifesciences Corp.*	569,762
		1,730,565
Industrials — 3.8%
2,412	3M Co.	363,343
2,337	Verisk Analytics, Inc.*	179,669
1,793	WABCO Holdings, Inc.*	183,353
		726,365
Information Technology — 20.2%
882	Alphabet Inc.*	669,332
4,065	Apple, Inc.	427,882
10,145	Cognizant Technology Solutions Corp.*	608,903
5,289	Facebook, Inc.*	553,547
6,037	MasterCard, Inc.	587,762
4,866	NXP Semiconductors NV*	409,961
7,643	Visa, Inc.	592,715
		3,850,102
Materials — 5.6%
4,222	Ecolab, Inc.	482,912
2,222	Sherwin-Williams Co.	576,832
		1,059,744
		12,685,778
Total Common Stocks (Cost $16,157,670)		16,927,772

Short-Term Investments — 11.7%

Money Market Funds — 11.7%
2,229,379	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	2,229,379
Total Short-Term Investments (Cost $2,229,379)		2,229,379
Total Investments — 100.6% (Cost $18,387,049)		19,157,151
Liabilities in Excess of Other Assets — (0.6)%		(109,217)
NET ASSETS — 100.0%		$19,047,934

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.0%
Consumer Discretionary	16.8%
Financials	14.3%
Health Care	12.3%
Money Market Funds	11.7%
Consumer Staples	9.2%
Materials	5.6%
Industrials	4.7%
Other Assets and Liabilities	(0.6)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

For the quarter ended December 31, 2015, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) fell 0.38% compared with the 0.51% decline in the Fund’s benchmark, the Barclays Intermediate US Aggregate Bond Index (the “Index”). During the final six months of 2015, the Fund rose 0.41% while the benchmark increased 0.57%.

Credit selection was the biggest positive contributor during the quarter. The corporate bond market was generally weighed down by poor performance from energy and other highly cyclical sectors. We were overweight corporates during the quarter, but our individual selections outperformed, resulting in overall corporate performance around 0.20% better than the Index. Highlights include Morgan Stanley, Janus Capital, JB Hunt and Columbia Properties Trust.

Our overweight in mortgage-backed securities (“MBS”) was also a positive contributor, as this sector outperformed Treasuries, in which we were underweight, by about 0.60%. Within MBS, we performed in-line with our benchmark.

The balance of the outperformance came from tax-free municipal bonds, which we have owned as a high-quality diversifier. As investor demand has returned to that market, we have been selectively selling into strong pricing.

We are agnostic on how Federal Reserve policy will evolve in 2016. The central bank’s vacillation on the timing of its first interest rate increase since 2006 damaged its credibility, as evidenced by the wide disparity between market expectations for 2016 hikes (two) and the Federal Reserve’s own projections (four or five). But the macro picture remains murky, particularly in regards to inflation. Classically, inflation picks up as unemployment falls below “full employment,” which is probably very close to where we are now. But the strong dollar, falling energy prices and weak demand from overseas are restraining inflation. How exactly those countervailing forces interact is difficult to say.

We expect income generation to be the key to fixed income returns in 2016. During this time of increased volatility, we remain focused on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis while maintaining the core stability that investors should expect from what we believe is a high-quality, intermediate bond fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 25.9%
1,520,000	21st Century Fox America, Inc.	3.00%	09/15/2022	1,500,094
1,525,000	American Express Credit Corp.#	0.85%	08/15/2019	1,493,202
1,548,000	BB&T Corp.#	1.04%	01/15/2020	1,536,136
1,515,000	Bed Bath & Beyond, Inc.	3.75%	08/01/2024	1,480,400
1,483,000	Canadian National Resources Ltd.	5.70%	05/15/2017	1,515,169
1,521,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.85%	04/15/2023	1,495,076
1,590,000	Columbia Property Trust Operating Partnership L.P.	4.15%	04/01/2025	1,575,191
1,610,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	1,591,347
1,375,000	Exelis, Inc.	5.55%	10/01/2021	1,509,688
1,485,000	First American Financial Corp.	4.60%	11/15/2024	1,506,102
1,510,000	FMC Technologies, Inc.	2.00%	10/01/2017	1,487,087
1,495,000	Healthcare Trust of America, Inc.	3.38%	07/15/2021	1,475,481
1,615,000	Janus Capital Group, Inc.	4.88%	08/01/2025	1,660,414
1,490,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,500,476
1,530,000	Morgan Stanley	2.13%	04/25/2018	1,532,899
1,478,000	Noble Energy, Inc.	5.88%	06/01/2022	1,407,859
1,565,000	Providence Health & Services Floating Note#	1.28%	10/01/2017	1,572,280
1,500,000	Regency Energy Partners L.P.	4.50%	11/01/2023	1,299,776
1,595,000	Retail Properties of America, Inc.	4.00%	03/15/2025	1,506,956
2,275,000	Royal Bank of Canada #	0.97%	03/06/2020	2,248,392
1,330,000	Saint Barnabas Health System	4.00%	07/01/2028	1,313,667
2,250,000	Sutter Health	1.09%	08/15/2053	2,245,430
1,525,000	TIAA Asset Management Finance Co., LLC~	4.13%	11/01/2024	1,532,990
1,460,000	Verizon Communications, Inc.	3.65%	09/14/2018	1,527,687
1,470,000	Zions Bancorporation	4.50%	06/13/2023	1,512,593
Total Corporate Bonds & Notes (Cost $39,561,783)				39,026,392

Mortgage Backed Securities — 11.1%
3,808	FHLMC PC, Pool# C00210	8.00%	01/01/2023	4,396
375,769	FHLMC PC, Pool# 1B0889 #	2.27%	05/01/2033	396,931
285,101	FHLMC PC, Pool# 1J0203 #	2.28%	04/01/2035	302,819
3,261,211	FHLMC PC, Pool# Q25749	4.00%	04/01/2044	3,450,850
156,565	FHLMC REMIC, Series 2782	4.00%	11/15/2033	161,416
10,198	FNMA, Pool# 254089	6.00%	12/01/2016	10,352
19,383	FNMA, Pool# 539082	7.00%	08/01/2028	19,615
27,783	FNMA, Pool# 625536	6.00%	01/01/2032	31,376
41,134	FNMA, Pool# 628837	6.50%	03/01/2032	47,047
183,486	FNMA, Pool# 663238	5.50%	09/01/2032	205,304
39,180	FNMA, Pool# 744805 #	2.02%	11/01/2033	39,942
24,011	FNMA, Pool# 741373 #	2.66%	12/01/2033	25,151
70,584	FNMA, Pool# 764342 #	2.02%	02/01/2034	73,064
73,628	FNMA, Pool# 848817	5.00%	01/01/2036	81,021
1,861,263	FNMA, Pool# AS1474	4.50%	01/01/2044	2,011,088
954,798	FNMA, Pool# AV7911	4.50%	01/01/2044	1,035,674
4,884,027	FNMA, Pool# AY3879	3.50%	11/01/2045	5,046,190
2,807,730	FNMA, Pool# AY3880	4.00%	11/01/2045	2,987,252
2,316,306	FNMA REMIC Trust, Series 2013-115†	3.00%	04/25/2031	323,866
31,787	GNMA, Pool# 781450	5.00%	06/15/2017	32,549
22,796	GNMA, Pool# 487110	6.50%	04/15/2029	26,699
32,483	GNMA, Pool# 781186	9.00%	06/15/2030	37,452
6,609	GNMA, Pool# 571166	7.00%	08/15/2031	6,818
2,666,578	GNMA REMIC Trust, Series 2013-79†	3.00%	01/20/2042	362,824
Total Mortgage Backed Securities (Cost $16,470,617)				16,719,696

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 8.0%
1,140,000	AmeriCredit Automobile Receivables Trust, Series 2012-4 C	1.93%	08/08/2018	1,142,189
700,000	AmeriCredit Automobile Receivables Trust, Series 2015-4	1.70%	07/08/2020	696,980
875,000	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	864,024
900,000	Capital Auto Receivables Asset Trust, Series 2014-1	1.32%	06/20/2018	899,790
1,500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #~	2.28%	07/21/2027	1,478,100
1,500,000	Octagon Investment Partners 24, Ltd., Series A-2 #~	2.33%	05/21/2027	1,474,050
1,500,000	Octagon Investment Partners XXII, Ltd., Series B-2 #~	2.62%	11/25/2025	1,493,194
1,500,000	OZLM XIII, Ltd. #~	2.38%	07/30/2027	1,461,150
1,000,000	Santander Drive Auto Receivables Trust, Series 2015-4	1.58%	09/16/2019	994,687
1,500,000	Stewart Park CLO, Ltd., Series 2015-1 #~	2.32%	04/15/2026	1,477,500
Total Asset Backed Securities (Cost $12,108,272)				11,981,664

Municipal Bonds — 7.2%
870,000	Central Texas Turnpike System	5.00%	08/15/2042	964,325
670,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	742,494
1,495,000	Florida Hurricane Catastrophe Revenue Bonds	2.11%	07/01/2018	1,504,703
1,000,000	Illinois State Sales Tax Revenue	2.30%	06/15/2019	993,440
1,560,000	Indiana State Bond Bank Revenue	1.02%	07/15/2016	1,561,794
745,000	Lakeland Florida Hospital System	5.00%	11/15/2034	835,301
1,000,000	North Texas Tollway Authority	5.00%	01/01/2031	1,155,150
2,750,000	Port Authority New York & New Jersey	5.31%	12/01/2019	3,083,328
Total Municipal Bonds (Cost $10,545,336)				10,840,535

U.S. Treasury Notes — 19.8%
2,000,000	United States Treasury Note	0.38%	02/15/2016	2,000,234
4,665,000	United States Treasury Note	0.63%	10/15/2016	4,661,263
6,525,000	United States Treasury Note	1.38%	02/29/2020	6,450,830
7,635,000	United States Treasury Note	1.88%	08/31/2022	7,548,060
3,145,000	United States Treasury Note	2.00%	02/15/2025	3,074,851
6,090,000	United States Treasury Note	2.25%	11/15/2025	6,077,035
Total U.S. Treasury Notes (Cost $29,972,144)				29,812,273

Affiliated Mutual Funds (Note 3) — 24.4%
3,682,966	Brown Advisory Mortgage Securities Fund — Institutional Shares			36,829,660
Total Affiliated Mutual Funds (Cost $37,384,761)				36,829,660

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
4,194,598	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*			4,194,598
Total Short-Term Investments (Cost $4,194,598)				4,194,598
Total Investments — 99.2% (Cost $150,237,511)				149,404,818
Other Assets in Excess of Liabilities — 0.8%				1,266,239
NET ASSETS — 100.0%				$150,671,057

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	25.9%
Affiliated Mutual Funds	24.4%
U.S. Treasury Notes	19.8%
Mortgage Backed Securities	11.1%
Asset Backed Securities	8.0%
Municipal Bonds	7.2%
Money Market Funds	2.8%
Other Assets and Liabilities	0.8%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2015.
†	Interest Only Security
~
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2015, the value of these securities amounted to $8,916,984 or 5.9% of net assets.

*	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ending December 31, 2015, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) rose 0.84%, slightly outperforming the 0.65% gain for the benchmark, the Barclays US Aggregate Bond Index.

The Fund aims to generate returns primarily through bottom-up analysis, supported by a detailed and disciplined credit process. Sector selection and other portfolio-level positioning is based more on the balance of risk and reward than on benchmark weightings or any sort of macro forecasting.

Credit selection was the biggest positive contributor to performance during this period. Credit spreads widened considerably, causing corporate bonds to underperform Treasuries by 117 basis points in the last half of 2015. The Fund was overweight credit generally and high-yield bonds specifically. Despite the overweight into a poor market, the Fund’s individual bond selections were strong enough to make up for the overweight.

Among our stronger performing individual selections were Carrols Restaurants, Janus Capital, E-Trade Financial, Synovus and Interface Security.

Mortgage-bond selection was another positive, with our selections prepaying slower than a coupon-matched set of generic mortgages every month in 2015. This meaningful income generation helped to drive outperformance in this sector.

Our careful analysis of cash flows and balance sheets led us to remain cautious with energy and other cyclical credits. These were some of the worst-performing parts of the bond market during the second half of 2015. While we are monitoring these spaces for opportunities, we will remain true to our process and let our relative weighting in various sectors flow from that process.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 38.0%
736,166	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	771,749
1,144,568	FHLMC PC, Pool# C9-1818	4.00%	02/01/2035	1,223,737
4,612,744	FHLMC REMIC, Series 4094†	2.50%	03/15/2027	371,653
804,124	FHLMC REMIC, Series 4107†	3.00%	08/15/2027	205,348
1,410,472	FHLMC REMIC, Series 4203†	3.00%	04/15/2033	161,868
2,637,636	FHLMC REMIC, Series 4143†	3.50%	09/15/2042	343,317
3,000,000	FHLMC REMIC, Series 4495	2.50%	07/15/2045	2,896,412
1,122,717	FHLMC REMIC, Series 4495†	3.50%	07/15/2045	219,407
743,698	FNMA, Pool# BA2725	3.50%	10/01/2030	781,060
2,426,952	FNMA, Pool# AS2249	4.00%	04/01/2039	2,576,004
846,636	FNMA, Pool# AL6768	6.00%	05/01/2041	959,223
845,042	FNMA, Pool# AU6230	5.00%	09/01/2043	932,035
591,947	FNMA, Pool# AY0674	3.50%	02/01/2045	612,104
984,992	FNMA, Pool# AY0677	3.50%	03/01/2045	1,020,062
791,904	FNMA, Pool# AZ2001	3.50%	05/01/2045	818,870
248,666	FNMA, Pool# AY3869	4.00%	07/01/2045	264,565
497,206	FNMA, Pool# AY3870	4.00%	07/01/2045	528,993
731,988	FNMA, Pool# AY3871	4.50%	07/01/2045	793,237
1,494,517	FNMA, Pool# AY3873	4.00%	08/01/2045	1,590,074
596,915	FNMA, Pool# AZ7182	4.50%	08/01/2045	647,778
997,136	FNMA, Pool# AY3876	4.00%	09/01/2045	1,060,892
1,493,935	FNMA, Pool# AY3875	4.50%	09/01/2045	1,618,941
996,919	FNMA, Pool# AY3878	4.50%	09/01/2045	1,080,337
998,621	FNMA, Pool# AY3882	4.50%	11/01/2045	1,082,181
1,687,494	FNMA REMIC Trust, Series 2013-24†	3.00%	11/25/2040	236,984
6,500,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2046	6,878,625
Total Mortgage Backed Securities (Cost $29,786,786)				29,675,456

Asset Backed Securities — 34.6%
800,000	AmeriCredit Automobile Receivables, Series 2015-3	2.73%	03/08/2021	795,081
500,000	AmeriCredit Automobile Receivables, Series 2015-4	2.11%	01/08/2021	497,370
500,000	Exeter Automobiles Receivables Trust, Series 2014-1^	2.42%	01/15/2019	500,036
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1#	2.39%	02/26/2024	748,044
770,000	Freddie Mac STACR Debt Notes, Series 2014-DN2#	1.87%	04/25/2024	757,273
700,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1#	2.27%	10/25/2027	690,967
2,000,000	Freddie Mac STACR Debt Notes, Series 2015-DNA2#	2.82%	12/27/2027	1,990,624
750,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3#	3.27%	04/25/2028	749,171
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a#^	2.37%	07/28/2025	1,470,128
800,000	Highbridge Loan Management, Series 7a-2015 C#^	3.70%	11/15/2026	791,120
1,000,000	Highbridge Loan Management, Series 6a-2015 C#^	3.40%	05/05/2027	971,800
750,000	Jamestown CLO III, Ltd. 2013-3A A2A, Series FLT#^	2.24%	01/15/2026	736,798
810,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	2.28%	07/21/2027	798,174
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	3.18%	07/21/2027	489,500
1,300,000	Magnetite XII, Series 2015-12#^	2.52%	04/15/2027	1,296,360
750,000	Magnetite XII, Series 2015-12#^	3.42%	04/15/2027	741,225
1,750,000	Marathon CLO VI Ltd 2014-6A A2, Series 2014-6#^	2.41%	05/13/2025	1,705,550
750,000	Octagon Investment Partners 24, Ltd., Series A-2#^	2.33%	05/21/2027	737,025
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2#^	2.62%	11/25/2025	995,463
2,000,000	Octagon Investment Partners XXII, Ltd., Series C-1#^	3.57%	11/25/2025	1,973,253
1,000,000	OZLM Funding, Ltd., Series 2013-4#^	2.07%	07/22/2025	971,100
750,000	OZLM IX, Ltd. 2014-9A B#^	3.59%	01/20/2027	745,725
1,000,000	OZLM XIII, Ltd.#^	2.38%	07/30/2027	974,100
458,852	Santander Drive Automobile Receivables Trust, Series 2013-4	2.16%	01/15/2020	459,749
800,000	Santander Drive Automobile Receivables Trust, Series 2015-4	2.26%	06/15/2020	800,178
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	2.32%	04/15/2026	985,000
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	3.22%	04/15/2026	978,000
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — (Continued)
750,000	Sudbury Mill CLO, Ltd., Series 2013#^	3.32%	01/20/2026	730,500
1,000,000	Symphony CLO XIV, Ltd.#^	2.37%	07/14/2026	988,500
Total Asset Backed Securities (Cost $27,286,287)				27,067,814

Corporate Bonds & Notes — 29.0%
800,000	Ally Financial, Inc.	3.60%	05/21/2018	802,000
810,000	Bed Bath & Beyond, Inc.	3.75%	08/01/2024	791,501
380,000	Boyd Gaming Corp.	9.00%	07/01/2020	404,700
740,000	Canadian National Resources Ltd.	5.70%	05/15/2017	756,052
840,000	Capital One Financial Co.#	5.55%	12/29/2049	837,900
750,000	Carrols Restaurant Group, Inc.	8.00%	05/01/2022	795,000
800,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.85%	04/15/2023	786,365
785,000	CIT Group, Inc.^	5.50%	02/15/2019	822,288
795,000	Columbia Property Trust Operating Partnership L.P.	4.15%	04/01/2025	787,595
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	455,000
600,000	Dollar Tree, Inc. ^	5.25%	03/01/2020	622,500
720,000	E*TRADE Financial Corp.	5.38%	11/15/2022	756,000
770,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	761,079
478,000	Enterprise Products Operating, LLC	3.70%	02/15/2026	429,648
655,000	Exelis, Inc.	5.55%	10/01/2021	719,161
720,000	First American Financial Corp.	4.60%	11/15/2024	730,231
795,000	Healthcare Trust of America, Inc.	3.38%	07/15/2021	784,620
750,000	INEOS Group Holdings S.A.^	5.88%	02/15/2019	730,313
250,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	245,938
780,000	Isle of Capri Casinos, Inc.	5.88%	03/15/2021	799,500
890,000	Janus Capital Group, Inc.	4.88%	08/01/2025	915,027
790,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	795,554
730,000	Legg Mason, Inc.	5.63%	01/15/2044	727,654
400,000	Monitronics International, Inc.	9.13%	04/01/2020	319,000
825,000	Noble Energy, Inc.	5.88%	06/01/2022	785,848
850,000	Regency Energy Partners L.P.	4.50%	11/01/2023	736,539
810,000	Retail Properties of America, Inc.	4.00%	03/15/2025	765,288
715,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	736,450
600,000	Swedbank AB#~	5.50%	12/29/2049	599,491
745,000	Synovus Financial Corp.#	5.75%	12/15/2025	763,625
850,000	TIAA Asset Management Finance Co., LLC^	4.13%	11/01/2024	854,453
780,000	Zions Bancorporation	4.50%	06/13/2023	802,601
Total Corporate Bonds & Notes (Cost $23,101,902)				22,618,921

Municipal Bonds — 1.5%
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,202,628
Total Municipal Bonds (Cost $1,256,651)				1,202,628

U.S. Treasury Notes — 1.0%
750,000	United States Treasury Note	0.88%	01/31/2017	750,220
Total U.S. Treasury Notes (Cost $753,376)				750,220

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 3.7%

Money Market Funds — 3.7%
2,867,377	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*	2,867,377
Total Short-Term Investments (Cost $2,867,377)		2,867,377
Total Investments — 107.8% (Cost $85,052,379)		84,182,416
Liabilities in Excess of Other Assets — (7.8)%		(6,076,061)
NET ASSETS — 100.0%		$78,106,355

^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2015, the value of these securities amounted to $23,063,911 or 29.5% of net assets.

†	Interest Only Security
#	Variable rate security. Rate disclosed is as of December 31, 2015.
*	Annualized seven-day yield as of December 31, 2015.

Futures Contracts — Long (Note 7)

				Unrealized Appreciation
Issue	Contracts	Expriation Date	Notional Amount	(Depreciation)
U.S. Treasury Long Bond Futures March 2016	10	03/21/2016	$1,524,710	$12,790
U.S. Treasury Ultra Bond Futures March 2016	50	03/21/2016	7,849,835	84,540
			$9,374,545	$97,330

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	38.0%
Asset Backed Securities	34.6%
Corporate Bonds & Notes	29.0%
Money Market Funds	3.7%
Municipal Bonds	1.5%
U.S. Treasury Notes	1.0%
Other Assets and Liabilities	(7.8)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

The Brown Advisory Strategic Bond Fund Investor Shares (the “Fund”) fell 1.22% during the six months ended December 31, 2015, trailing the 0.57% gain in the Barclays Intermediate US Aggregate Bond Index, the Fund’s benchmark.

The Fund’s strategy combines bottom-up credit selection with opportunistic sector allocation, both concentrated in our highest conviction ideas. We analyze investment ideas using rigorous underwriting standards and deep fundamental analysis to determine a bond’s appropriate risk-adjusted return. This process primarily guides our capital allocation decisions across sectors.

The Fund attempts to mitigate duration risk and has been operating with a duration roughly half that of the benchmark. As such, the Fund has been managed with a duration of between one and two years. This has been relatively consistent as we have not been attempting to generate meaningful alpha by taking a position on duration. During the period, we increased our net exposure from 76% to 108%, while lowering duration by using a combination of floating rate debt and hedged To Be Announced securities (“TBA”). Our gross exposure was 156%, an increase from 124%.

During the period, we increased our exposure to structured products from just under 50% to roughly 97% as of December 31 (78% on a hedged basis). Our allocation to this sector has consisted of Collateralized Loan Obligations (“CLOs”) (primarily double and single A-rated tranches), Government Sponsored Entity (“GSE”) risk-sharing instruments and interest-only Mortgage-Backed Securities (“MBS”). In the second half of 2015, however, we have also added exposure to agency-backed specified mortgage pools, hedged-TBA, and A-rated auto asset-backed securities (“ABS”). These sectors have been instrumental in helping us improve the overall rating of the portfolio, enhance yield, reduce duration and allocate capital away from idiosyncratic high yield corporate exposure, where risk-adjusted returns have been lacking. The portfolio at calendar year-end was approximately 60% floating rate.

Our best performing sectors were municipal bonds, which contributed 36 basis points to performance, and investment grade corporate bonds, which contributed 16 basis points. These were offset by high yield, which detracted 98 basis points and CLOs, which detracted 39 basis points.  We made a strategic decision to begin selling cyclical high yield corporate bonds beginning in the second quarter, which brought our high yield exposure from roughly 50% at the beginning of March to 13% by December 31, 2015. Therefore, while high yield bonds did hurt absolute performance over the past six months, the allocation of capital away from the sector and toward higher-rated MBS and ABS helped to buoy the portfolio during the recent market volatility. ABS added 2 basis points to performance, while our combined MBS exposure, including hedged TBA, was neutral.

Among corporate bonds, our best performance again came from our high yield credit selection.  The Fund’s high yield bond selection outperformed the Barclays US Corporate High Yield Index during the period by 228 basis points. Winners included Interface Security, Carrols Restaurants, Synovous Financial and CIT. The contribution from these performers was more than offset by an investment in the coal sector, particularly Peabody Energy, which we eliminated from the portfolio by the end of October.

Looking forward, we have been earning solid risk-adjusted return in structured products while we watch and wait for opportunities in corporate bonds that present good relative value. While we do not know where the economy is on a cyclical basis, we are operating on the assumption that a recession could come in the next couple of years. Hence, we are focused on credits that we believe are capable of generating free cash flow through the cycle, offer good structures that have the potential to protect recoveries in a downside scenario and have strong enterprise value coverage. By default, these criteria tend to cull our investment universe, guiding us toward what we believe are solid, defensible business models with good industry fundamentals and strong management teams. We believe our disciplined credit process has the potential to add value whether credit is widening or tightening, and that this should be a key driver of performance going forward.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 66.0%
600,000	AmeriCredit Automobile Receivables, Series 2015-3	2.73%	03/08/2021	596,311
250,000	Americredit Automobile Receivables, Series 2015-4	2.11%	01/08/2021	248,685
370,000	Exeter Automobiles Receivables Trust, Series 2014-1^	2.42%	01/15/2019	370,027
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1 #	2.42%	02/26/2024	748,044
700,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1 #	2.27%	10/25/2027	690,967
1,200,000	Freddie Mac STACR Debt Notes, Series 2015-DNA2 #	2.82%	12/27/2027	1,194,375
1,000,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3 #	3.27%	04/25/2028	998,894
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a #^	2.37%	07/28/2025	1,470,128
1,000,000	Highbridge Loan Management, Series 7-2015 #^	4.07%	11/15/2026	912,800
2,000,000	Highbridge Loan Management, Series 6a-2015 C #^	3.40%	05/05/2027	1,943,600
750,000	Jamestown CLO III, Ltd. 2013-3A A2A, Series FLT #^	2.24%	01/15/2026	736,798
825,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	2.28%	07/21/2027	812,955
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	3.18%	07/21/2027	489,500
1,300,000	Magnetite XII, Series 2015-12 #^	2.52%	04/15/2027	1,296,360
750,000	Magnetite XII, Series 2015-12 #^	3.42%	04/15/2027	741,225
1,250,000	Marathon CLO VI Ltd 2014-6A A2, Series 2014-6 #^	2.41%	05/13/2025	1,218,250
1,030,000	Marathon CLO VI Ltd 2014-6A B, Series 2014-6 #^	3.21%	05/13/2025	943,995
750,000	Octagon Investment Partners 24, Ltd., Series A-2 #^	2.33%	05/21/2027	737,025
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2 #^	2.62%	11/25/2025	995,463
2,000,000	Octagon Investment Partners XXII, Ltd., Series C-1 #^	3.57%	11/25/2025	1,973,253
1,000,000	OZLM Funding, Ltd., Series 2013-4 #^	2.07%	07/22/2025	971,100
750,000	OZLM IX, Ltd. 2014-9A B #^	3.59%	01/20/2027	745,725
1,000,000	OZLM XIII, Ltd. #^	2.38%	07/30/2027	974,100
747,604	Santander Drive Automobile Receivables Trust, Series 2013-A^	1.89%	10/15/2019	748,490
420,965	Santander Drive Automobile Receivables Trust, Series 2013-4	2.16%	01/15/2020	421,788
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	2.32%	04/15/2026	985,000
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	3.22%	04/15/2026	978,000
750,000	Sudbury Mill CLO, Ltd., Series 2013 #^	3.32%	01/20/2026	730,500
1,500,000	Symphony CLO XIV, Ltd. #^	2.37%	07/14/2026	1,482,750
1,000,000	Voya CLO 2015-1, Ltd., Series 2015-1 #^	2.42%	04/18/2027	991,400
1,000,000	Voya CLO 2015-1, Ltd., Series 2015-1 #^	3.32%	04/18/2027	985,400
360,000	Westlake Automobile Receivables Trust, Series B^	1.24%	11/15/2019	359,757
Total Asset Backed Securities (Cost $29,831,861)				29,492,665

Mortgage Backed Securities — 40.0%
804,123	FHLMC REMIC, Series 4107†	3.00%	08/15/2027	205,348
2,637,635	FHLMC REMIC, Series 4143†	3.50%	09/15/2042	343,317
1,280,291	FHLMC REMIC, Series 4495†	3.50%	07/15/2045	250,201
845,042	FNMA, Pool# AU6230	5.00%	09/01/2043	932,035
998,621	FNMA, Pool# AY3882	4.50%	11/01/2045	1,082,181
1,687,494	FNMA REMIC Trust, Series 2013-24†	3.00%	11/25/2040	236,984
1,400,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2031	1,466,227
5,800,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2046	5,984,448
7,000,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2046	7,407,750
Total Mortgage Backed Securities (Cost $18,068,966)				17,908,491

Corporate Bonds & Notes — 19.2%
300,000	Boyd Gaming Corp.	9.00%	07/01/2020	319,500
300,000	Capital One Financial Co.#	5.55%	12/29/2049	299,250
300,000	Carrols Restaurant Group, Inc.	8.00%	05/01/2022	318,000
300,000	CIT Group, Inc.^	5.50%	02/15/2019	314,250
300,000	Columbia Property Trust Operating Partnership L.P.	4.15%	04/01/2025	297,206
250,000	Community Health Systems, Inc.	5.13%	08/01/2021	250,000
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	455,000
250,000	Crown Americas, LLC	6.25%	02/01/2021	258,437
250,000	E*TRADE Financial Corp.	5.38%	11/15/2022	262,500
300,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	296,524

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — (Continued)
170,000	Enterprise Products Operating, LLC	3.70%	02/15/2026	152,804
300,000	Exelis, Inc.	5.55%	10/01/2021	329,387
300,000	First American Financial Corp.	4.60%	11/15/2024	304,263
300,000	Health Care REIT, Inc.	5.25%	01/15/2022	324,904
500,000	INEOS Group Holdings S.A.^	5.88%	02/15/2019	486,875
750,000	Interface Master Holdings, Inc.^	12.50%	08/01/2018	731,250
750,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	737,813
1,000,000	Monitronics International, Inc.	9.13%	04/01/2020	797,500
300,000	Noble Energy, Inc.	5.88%	06/01/2022	285,763
300,000	Regency Energy Partners L.P.	4.50%	11/01/2023	259,955
300,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	309,000
200,000	Swedbank AB #	5.50%	12/29/2049	199,830
300,000	Synovus Financial Corp.#	5.75%	12/15/2025	307,500
300,000	Zions Bancorporation	4.50%	06/13/2023	308,693
Total Corporate Bonds & Notes (Cost $8,891,350)				8,606,204

Municipal Bonds — 3.9%
250,000	Franklin County Health Care Facilities Friendship Village	5.00%	11/15/2034	275,472
335,000	Houston Texas Airport System	5.00%	07/15/2020	356,219
200,000	Houston Texas Airport System	5.00%	07/15/2020	215,182
600,000	New York City Industrial Development Agency #	2.00%	08/01/2028	601,296
250,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	277,755
Total Municipal Bonds (Cost $1,707,384)				1,725,924

Mutual Funds — 2.1%
17,204	Blackrock MuniYield Michigan Quality Fund			240,168
5,000	Blackrock MuniHoldings New Jersey Quality Fund			72,150
4,861	Eaton Vance Massachusetts Municipal Bond Fund			71,943
14,476	PIMCO California Municipal Income Fund II			143,891
8,341	PIMCO California Municipal Income Fund III			99,425
11,168	PIMCO New York Municipal Income Fund II			137,925
1,030	PIMCO New York Municipal Income Fund III			10,578
13,000	Pioneer Municipal High Income Advantage Trust			173,550
Total Mutual Funds (Cost $919,109)				949,630

Short-Term Investments — 0.9%

Money Market Funds — 0.7%
298,747	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*			298,747

U.S. Treasury Bills — 0.2%
100,000	United States Treasury Bill			99,968
Total Short-Term Investments (Cost $398,715)				398,715
Total Investments — 132.1% (Cost $59,817,385)				59,081,629
Liabilities in Excess of Other Assets — (32.1)%				(14,360,754)
NET ASSETS — 100.0%				$44,720,875

^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2015, the value of these securities amounted to $26,580,976, or 59.4% of net assets.

†	Interest Only Security
#	Variable rate security. Rate disclosed is as of December 31, 2015.
*	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Futures Contracts — Short (Note 7)

				Unrealized Appreciation
Issue	Contracts	Expriation Date	Notional Amount	(Depreciation)
U.S. Treasury 5-Year Note Futures March 2016	(90)	03/31/16	$(10,665,534)	$16,706
			$(10,665,534)	$16,706

PORTFOLIO HOLDINGS
% of Net Assets

Asset Backed Securities	66.0%
Mortgage Backed Securities	40.0%
Corporate Bonds & Notes	19.2%
Municipal Bonds	3.9%
Mutual Funds	2.1%
Money Market Funds	0.7%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	(32.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Maryland Bond Fund (the “Fund”) rose 2.07% in value. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.12%.

The fourth quarter of 2015 was marked by meaningful volatility in fixed income markets, capping off a full year of high uncertainty. The Federal Reserve raised its benchmark interest rate target on December 16, ending months of speculation about exactly when the central bank would begin the process of rate normalization. After all the consternation on the issue during the summer and fall, the increase in the main interest rate did not trigger much impact in the market. Looking forward to 2016, we are agnostic on how Fed policy will evolve. Policymakers’ vacillation on the timing of liftoff damaged their credibility, and the continued uncertainty about the outlook for the economy makes projecting interest rates extremely challenging. To achieve our investment objectives, we prefer to focus our efforts on fundamental analysis and credit selection.

Sector and individual credit selection has been the largest positive contributor to the Fund’s performance. The Fund increased its overweight to revenue-backed issues where we believe there is an upside thesis. Of those sectors, health care related credits such as not-for-profit hospitals and senior living were the largest contributor. On a combined basis, these holdings returned 4.07% for the 6-month period versus the Index’s health care return of 2.2%. This relative performance combined with a 15% sector overweight, contributed 72 basis points of relative contribution for the portfolio. Other notable positive contributions were gained from Single Family Housing (+3.55%), Tax Revenue (+2.86%), Corporate-backed (+2.32%).

Looking forward into 2016, we are becoming increasingly selective in the tax-exempt health care space. We still see good value in select credits, mindful that the Affordable Care Act (ACA) will create winners and losers among hospitals. Two years after its implementation, the ACA is still an evolving story. Today, while the bond market does not make much of a distinction among hospital credits with similar ratings, we heavily scrutinize the business conditions faced by each hospital.

Beyond credit, we have had success enhancing the Fund’s yield by way of bonds with embedded calls. We are favoring bonds where we may give up some upside should interest rates fall dramatically from here in exchange for providing higher current yield.

We expect income generation to be the key element in fixed income returns during 2016. At a time of increased volatility, we remain focused on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis while maintaining the core stability that investors should expect from what we believe is a high-quality, intermediate bond fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.8%

General Obligation Bonds — 41.6%
2,225,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	04/01/2022	2,689,046
500,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2016	513,640
450,000	Baltimore County Maryland Consolidated Public Improvement Series A	3.00%	10/15/2016	459,126
575,000	Baltimore County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2017	619,327
3,000,000	Baltimore County Maryland Consolidated Public Improvement	4.50%	09/01/2020	3,446,460
1,305,000	Baltimore Maryland	5.00%	10/15/2018	1,448,602
1,390,000	Charles County Maryland	5.00%	11/01/2019	1,592,704
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,368,098
1,145,000	Easton Maryland, Town of	4.00%	02/01/2020	1,270,950
1,145,000	Easton Maryland, Town of	4.00%	02/01/2021	1,293,300
1,000,000	Howard County Maryland	4.00%	04/15/2017	1,043,290
945,000	Maryland National Capital Park & Planning Commission	3.00%	01/15/2016	946,087
1,120,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2019	1,253,291
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,250,104
500,000	Maryland State	5.00%	08/01/2016	513,640
715,000	Maryland State	5.25%	03/01/2017	753,746
1,000,000	Maryland State 1st Series B	5.00%	03/15/2017	1,052,830
835,000	Maryland State 2nd Series B	5.25%	08/15/2017	895,963
1,000,000	Maryland State	4.50%	08/01/2019	1,119,440
3,145,000	Maryland State	5.00%	08/01/2023	3,898,133
1,945,000	Maryland State	5.00%	08/01/2023	2,356,640
10,000,000	Maryland State	5.00%	08/01/2024	12,572,000
7,500,000	Montgomery County Maryland	5.00%	11/01/2023	9,332,625
5,000,000	Montgomery County Maryland	5.00%	12/01/2024	6,204,000
825,000	Montgomery County Maryland Consolidated Public Improvement	5.00%	11/01/2016	856,383
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,956,245
800,000	Prince Georges County Maryland Public Improvement Series A	5.00%	09/01/2016	824,736
1,380,000	Talbot County Maryland	5.00%	12/15/2018	1,541,239
1,270,000	Talbot County Maryland	5.00%	12/15/2019	1,459,967
200,000	Washington Suburban Sanitary District	5.00%	06/01/2016	203,962
1,215,000	Washington Suburban Sanitary District	5.00%	06/01/2017	1,289,164
1,645,000	Washington Suburban Sanitary District	5.00%	06/01/2023	2,033,384
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	2,145,679
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,237,055
2,225,000	Worcester County	5.00%	03/01/2023	2,728,584
				78,169,440
Refunded Bonds — 0.9%
180,000	Frederick County Maryland Prerefunded Consolidated Public Improvement Series	4.00%	02/01/2016	180,567
35,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	37,228
445,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	455,066
240,000	Maryland State Health & Higher Educational Facilities Series A	5.00%	01/01/2025	245,429
515,000	Maryland State Health & Higher Educational Facilities	5.00%	01/01/2026	526,649
365,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	373,256
				1,818,195
Revenue Bonds — 56.3%
500,000	Alexandria Industrial Development Authority	5.00%	10/01/2030	557,320
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate#	3.00%	10/01/2031	506,260
520,000	Baltimore Maryland	5.00%	06/15/2030	583,159
670,000	Baltimore Maryland	5.00%	06/15/2033	744,551
405,000	Baltimore Maryland Wastewater Project Series A	3.40%	07/01/2016	411,124
255,000	Chicago Illinois Midway International Airport	5.00%	01/01/2027	295,950
1,500,000	Chicago O’Hare International Airport	5.00%	01/01/2038	1,589,610

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,395,000	Clark County Maryland Department of Aviation	5.00%	07/01/2025	2,515,397
1,550,000	Franklin County Health Care Facilities Friendship Village	5.00%	11/15/2034	1,707,929
2,420,000	Frederick County Maryland Special Obligation Subordinated Urbana
	Community Development Authority Series B	5.50%	07/01/2040	2,549,228
900,000	Houston Texas Airport System	5.00%	07/15/2020	968,319
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,169,674
550,000	Idaho Health Facilities Authority Revenue Series A	5.00%	03/01/2034	614,135
750,000	Indiana Finance Authority Series A	5.00%	09/15/2028	842,617
2,250,000	Lees Summit Industrial Development Authority	5.13%	08/15/2032	2,309,422
500,000	Maryland Economic Development Corp.	5.00%	06/01/2022	508,065
1,185,000	Maryland Economic Development Corp.	5.25%	07/01/2024	1,251,490
1,025,000	Maryland Economic Development Corp. #	2.55%	12/01/2025	1,035,476
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	767,942
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	440,356
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	926,560
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,517,879
2,500,000	Maryland Industrial Development Financing Authority Series B #	0.95%	09/01/2040	2,497,400
440,000	Maryland State Community Development Administration	0.25%	03/01/2016	440,035
250,000	Maryland State Community Development Administration	0.40%	09/01/2016	249,897
1,000,000	Maryland State Department of Transportation	5.50%	02/01/2017	1,053,080
2,000,000	Maryland State Department of Transportation	5.00%	05/01/2017	2,115,680
1,500,000	Maryland State Department of Transportation	5.00%	06/01/2017	1,591,560
500,000	Maryland State Department of Transportation	4.00%	05/15/2020	519,700
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,179,920
1,395,000	Maryland State Health & Higher Educational Facilities	5.00%	01/01/2018	1,466,396
215,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	227,623
260,000	Maryland State Health & Higher Educational Facilities Series F	5.00%	07/01/2018	282,950
1,000,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	1,145,990
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	598,480
650,000	Maryland State Health & Higher Educational Facilities Series A	5.20%	01/01/2024	665,353
500,000	Maryland State Health & Higher Educational Facilities	5.50%	07/01/2024	543,255
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	558,975
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,148,890
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,745,070
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,446,513
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	496,041
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,873,099
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	108,484
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,296,110
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	323,646
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,437,950
250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	270,298
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	202,650
3,000,000	Maryland State Health & Higher Educational Facilities	5.25%	01/01/2037	3,355,590
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,742,482
5,005,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center	5.00%	07/01/2037	5,231,476
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	760,073
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	5,029,708
9,000,000	Maryland State Transportation Authority	5.00%	07/01/2036	9,786,330
2,820,000	Maryland State Water Quality Financing	5.00%	03/01/2017	2,964,158
4,000,000	Miami-Dade County Florida Aviation	5.25%	10/01/2026	4,248,840
630,000	Nassau County Local Economic Assistance Corp.	5.00%	07/01/2026	730,334
1,750,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2025	1,953,333
2,000,000	New York City Industrial Development Agency#	2.00%	08/01/2028	2,004,320

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,275,000	Pennsylvania Economic Development Financing Authority#	2.25%	07/01/2041	2,307,260
1,000,000	Pompano Beach, Florida	5.00%	09/01/2044	1,071,440
1,000,000	Private Colleges & Universities Authority	5.00%	04/01/2023	1,165,010
880,000	San Antonio Texas Airport System	5.00%	07/01/2023	1,041,858
925,000	San Antonio Texas Airport System	5.00%	07/01/2024	1,097,994
1,000,000	University System of Maryland	5.00%	04/01/2016	1,012,100
3,000,000	Washington Metropolitan Area Transit Authority	5.25%	07/01/2025	3,388,500
4,000,000	Wisconsin, State of	5.75%	05/01/2033	4,591,520
				105,779,834
Total Municipal Bonds (Cost $183,027,254)				185,767,469

Short-Term Investments — 0.8%

Money Market Funds — 0.8%
1,467,561	DWS Cash Account Trust — Tax-Exempt Portfolio — Institutional Shares, 0.01%*			1,467,561
Total Short-Term Investments (Cost $1,467,561)				1,467,561
Total Investments — 99.6% (Cost $184,494,815)				187,235,030
Other Assets in Excess of Liabilities — 0.4%				739,915
TOTAL NET ASSETS — 100.0%				$187,974,945

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	56.3%
General Obligation Bonds	41.6%
Refunded Bonds	0.9%
Money Market Funds	0.8%
Other Assets and Liabilities	0.4%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2015.
*	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) rose 2.15%, slightly outperforming the Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, which increased 2.12%.

The fourth quarter of 2015 was marked by substantial volatility in fixed income markets, capping off a full year of high uncertainty. The Federal Reserve raised its benchmark interest rate target on December 16, ending months of speculation about exactly when the central bank would begin the process of rate normalization. After all the consternation on the issue during the summer and fall, the increase in the main interest rate did not trigger much impact in the market. Looking forward to 2016, we are agnostic on how Federal Reserve policy will evolve. Policymakers’ vacillation on the timing of liftoff damaged their credibility, and the continued uncertainty about the outlook for the economy makes projecting interest rates extremely challenging. To achieve our investment objectives, we prefer to focus our efforts on fundamental analysis and credit selection.

Sector and individual credit selection has been the largest positive contributor to the Fund’s performance. The Fund increased its overweight to revenue-backed issues where we believe there is an upside thesis. Of those sectors, health care related credits such as not-for-profit hospitals and senior living were the largest contributor. On a combined basis, these holdings returned 4.48% for the 6-month period compared with the Index’s health care return of 2.20%. This relative performance combined with a 17% sector overweight, contributed 88 basis points of relative contribution for the portfolio. Other notable positive contributions were gained from transportation (+3.04%), public power (+2.98%), and corporate-backed (+2.42%).

Looking forward into 2016, we are becoming increasingly selective in the tax-exempt health care space. While we still see good value in select credits, the Affordable Care Act will definitely create winners and losers among hospitals. Even now, two years after the ACA implementation began, it continues to be an evolving story. Today, the bond market is not making much of a distinction among hospital credits with similar ratings, but we continue to heavily scrutinize the business conditions faced by each individual hospital.

Beyond credit, we have had success enhancing the Fund’s yield by way of bonds with embedded calls. We are favoring bonds where we may give up some upside should interest rates fall dramatically from here in exchange for providing higher current yield.

We expect income generation to be the key element in fixed income returns during 2016. At a time of increased volatility, we remain focused on our core philosophy of seeking sectors and bonds that we believe are underpriced on a fundamental basis while maintaining the core stability that investors should expect from what we believe is a high-quality, intermediate bond fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.6%

General Obligation Bonds — 12.7%
1,885,000	Beaver Area School District	3.00%	09/01/2017	1,952,766
1,000,000	Cheshire Connecticut, County of	5.00%	10/01/2021	1,189,830
1,150,000	Clark County School District	5.00%	06/15/2025	1,247,842
2,500,000	Commonwealth of Pennsylvania	5.00%	04/15/2022	2,797,675
1,320,000	Connecticut, State of	5.00%	10/15/2022	1,583,221
2,700,000	District of Columbia	5.00%	06/01/2022	2,860,056
750,000	Jefferson County Board of Education	4.00%	05/01/2017	780,300
1,325,000	Kaufman, County of	3.00%	02/15/2018	1,372,422
890,000	Oil City Area School District	0.60%	05/15/2016	889,715
5,000,000	Pennsylvania, Commonwealth of	5.00%	08/15/2022	5,992,500
2,065,000	Pierce Washington, County of	3.00%	08/01/2017	2,130,853
1,570,000	Pratville Alabama	3.00%	11/01/2017	1,628,420
1,745,000	San Antonio Texas Independent School District	5.00%	02/15/2022	2,100,963
1,000,000	Sugar Land Texas, City of	5.00%	02/15/2023	1,220,480
685,000	West Contra Costa Unified School District	4.00%	08/01/2017	718,360
				28,465,403
Refunded Bonds — 3.1%
1,000,000	North Carolina Eastern Municipal Power Agency	5.00%	01/01/2021	1,179,350
5,000,000	Tarrant County Cultural Education Facilities Finance Corp.	5.75%	11/15/2024	5,658,550
				6,837,900
Revenue Bonds — 81.8%
1,500,000	Alabama 21st Century Authority — Tobacco Settlement	5.00%	06/01/2017	1,584,465
550,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2019	559,707
565,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2020	573,000
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,459,070
3,000,000	Chicago Midway International Airport	5.00%	01/01/2028	3,453,870
700,000	Chicago O’Hare International Airport	5.00%	01/01/2021	798,735
600,000	Chicago O’Hare International Airport	5.00%	01/01/2022	694,314
820,000	Chicago O’Hare International Airport	5.00%	01/01/2023	958,924
1,500,000	Chicago O’Hare International Airport	5.00%	01/01/2038	1,589,610
660,000	Chula Vista Municipal Financing Authority	4.00%	09/01/2018	702,121
855,000	Chula Vista Municipal Financing Authority	4.00%	09/01/2019	922,793
2,100,000	Chula Vista Municipal Financing Authority	5.00%	09/01/2023	2,479,113
450,000	City & Country of Denver CO	5.25%	10/01/2032	466,645
2,000,000	City & County of Denver CO Airport System Revenue	5.00%	11/15/2024	2,132,400
5,000,000	Clark County Maryland Department of Aviation	5.00%	07/01/2025	5,251,350
300,000	Colorado Health Facilities Authority	5.00%	12/01/2020	335,286
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,122,850
1,000,000	Colorado Health Facilities Authority	5.00%	12/01/2035	1,088,020
1,300,000	Colorado Health Facilities Authority Revenue Series A	5.00%	12/01/2027	1,408,797
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,987,538
3,330,000	Florida Municipal Power Agency	5.25%	10/01/2023	3,683,613
3,355,000	Florida Municipal Power Agency	5.00%	10/01/2025	3,956,149
2,200,000	Franklin Ohio Health Care, County of	5.00%	11/15/2044	2,403,214
3,250,000	Hawaii Department of Budget & Finance	3.25%	01/01/2025	3,318,835
1,760,000	Hawaii Department of Budget & Finance	4.60%	05/01/2026	1,812,782
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,169,674
900,000	Houston Texas Airport System	5.00%	07/15/2020	968,319
3,850,000	Houston Texas Airport System	5.00%	07/01/2029	4,182,909
1,000,000	Indiana Finance Authority	5.00%	09/15/2025	1,144,410
1,000,000	Indiana Finance Authority Series A	5.00%	09/15/2028	1,123,490
485,000	Indiana Finance Authority	5.13%	03/01/2030	510,385
1,500,000	IPS Multi-School Building Corp.	5.00%	07/15/2018	1,652,160

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,000,000	Kansas Development Finance Authority	5.00%	05/01/2017	2,110,260
955,000	Kentucky State Property & Building Commission	5.50%	11/01/2028	1,061,626
2,500,000	Lees Summit Industrial Development Authority	5.13%	08/15/2032	2,566,025
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,105,060
1,500,000	Louisiana State Citizens Property Insurance Corp.	5.00%	06/01/2020	1,707,915
720,000	Love Field Airport Modernization Corp.	5.00%	11/01/2022	852,408
2,465,000	Lower Colorado River Authority	5.00%	05/15/2032	2,808,720
2,155,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	2,304,600
1,750,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	1,965,267
3,235,000	Miami-Dade County Florida Aviation	5.25%	10/01/2026	3,436,249
1,165,000	Mississippi Development Bank	5.50%	10/01/2021	1,349,198
1,505,000	Mississippi Development Bank	6.50%	10/01/2031	1,773,808
1,000,000	Mobile, Alabama#	1.63%	07/15/2034	1,005,350
1,500,000	Montgomery County Industrial Development Authority #	2.55%	06/01/2029	1,511,250
1,600,000	Mountain House Public Financing Authority	5.00%	12/01/2027	1,691,968
2,565,000	Mountain House Public Financing Authority	5.00%	12/01/2032	2,709,974
2,000,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2024	2,235,220
1,900,000	New Hope Cultural Education Facilities Corp.	5.00%	08/01/2039	2,014,988
3,955,000	New Jersey Education Facilities Authority	5.00%	07/01/2023	4,668,996
1,500,000	New Jersey Health Care Facilities Financing Authority	5.63%	07/01/2032	1,744,500
1,650,000	New Jersey Health Care Facilities Financing Authority	6.63%	07/01/2038	1,825,807
1,000,000	New Mexico State Severance Tax Permanent Fund	5.00%	07/01/2020	1,161,460
2,400,000	New York City Industrial Development Agency #	2.00%	08/01/2028	2,405,184
1,000,000	New York Urban Development Corp.	5.00%	01/01/2021	1,098,440
1,760,000	Niagara County New York Tobacco	5.00%	05/15/2024	2,097,709
3,320,000	Norman Regional Hospital Authority	5.38%	09/01/2029	3,376,540
1,250,000	Palm Beach County Florida Health Corp.	5.00%	12/01/2031	1,410,387
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2022	1,171,030
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2034	1,136,410
3,000,000	Pennsylvania Economic Development Financing Authority#	2.25%	07/01/2041	3,042,540
1,900,000	Pennsylvania Turnpike Commission	5.00%	12/01/2030	2,137,158
1,920,000	Philadelphia Pennsylvania Airport	5.00%	06/15/2022	2,247,034
1,000,000	Pompano Beach, Florida	5.00%	09/01/2039	1,074,470
3,120,000	Pompano Beach, Florida	5.00%	09/01/2044	3,342,893
500,000	Port of Seattle Washington	5.00%	04/01/2022	588,360
5,000,000	Public Finance Authority	5.00%	06/01/2025	5,898,500
755,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2017	795,340
895,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2018	969,652
1,000,000	Saint Louis Missouri Parking Revenue	5.00%	12/15/2021	1,173,510
510,000	San Antonio Texas Airport System	5.00%	07/01/2020	580,839
795,000	San Antonio Texas Airport System	5.00%	07/01/2021	921,787
835,000	San Antonio Texas Airport System	5.00%	07/01/2022	981,985
1,000,000	South Carolina Ports Authority	5.00%	07/01/2026	1,187,470
250,000	South Carolina Ports Authority	5.00%	07/01/2028	291,742
400,000	South Carolina Ports Authority	5.00%	07/01/2029	464,992
1,500,000	Texas Tech University	4.25%	08/15/2021	1,721,100
5,000,000	Tobacco Settlement Authority	5.00%	06/01/2017	5,273,550
1,115,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,255,568
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,115,360
2,550,000	Tobacco Settlement Financing Corp. Louisiana Revenue Bonds	5.00%	05/15/2019	2,839,706
4,310,000	University of North Florida Financing Corp.	5.00%	11/01/2026	4,602,046
820,000	Vigo, County of	2.00%	01/15/2017	829,938
830,000	Vigo, County of	2.00%	07/15/2017	843,114
1,295,000	Warren County Justice Center Expansion Corp.	5.00%	09/01/2024	1,571,664
5,000,000	Washington Convention & Sports Authority	5.00%	10/01/2025	5,168,350

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,505,000	Washoe, County of Nevada	5.00%	02/01/2043	1,648,186
970,000	Wayne County Michigan Airport	5.75%	12/01/2024	1,077,495
1,360,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,510,987
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,920,404
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	695,955
1,000,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2045	1,065,820
4,500,000	Wisconsin, State of	5.75%	05/01/2033	5,165,460
4,275,000	Wisconsin, State of	6.00%	05/01/2036	4,934,419
				183,738,291
Total Municipal Bonds (Cost $217,149,283)				219,041,594

Short-Term Investments — 1.2%

Money Market Funds — 1.2%
2,779,809	DWS Cash Account Trust — Tax-Exempt Portfolio — Institutional Shares, 0.01%*			2,779,809
Total Short-Term Investments Fund (Cost $2,779,809)				2,779,809
Total Investments — 98.8% (Cost $219,929,092)				221,821,403
Other Assets in Excess of Liabilities — 1.2%				2,757,079
TOTAL NET ASSETS — 100.0%				$224,578,482

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	81.8%
General Obligation Bonds	12.7%
Refunded Bonds	3.1%
Money Market Funds	1.2%
Other Assets and Liabilities	1.2%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2015.
*	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ending December, 31, 2015, the Brown Advisory Mortgage Securities Fund Institutional Shares (the “Fund”) rose 1.04%, slightly trailing the Barclays Mortgage Backed Securities Index, the Fund’s benchmark, which increased 1.20%.

The Fund’s investment process is centered on finding mortgage-related bonds that we believe will enjoy attractive speeds in principal payment. This involves finding pools where the characteristics of the underlying borrowers suggest they have comparatively low incentives to refinance into new loans. This includes loans with smaller loan balances, lower equity, recent purchases, etc. During 2015, the Fund’s holdings in mortgage pass-throughs were slower than a coupon-matched average of generic Mortgage Backed Securities (“MBS”) every month. The Conditional Prepayment Rate (CPR) for our pools averaged 5.0 during the year compared with 14.6 for coupon-matched generics. This slower rate of repayment allows the fund to collect more income, which we believe is the most consistent way to deliver performance in mortgage-backed bonds.

Our preference for conventional mortgages, those backed by Fannie Mae and Freddie Mac, over bonds issued by Ginnie Mae, backed explicitly by the U.S. Government, posed a mild negative for the period. We select our mortgage positions based on a bottom-up process that is most effective in conventional mortgages and generally there is more opportunity for differentiation in conventional MBS. Our strong income was able to mostly offset this price fluctuation. While there are times when Ginnie Mae prices will outperform or underperform, we are focused on the long-run advantages afforded by attractive prepayment analysis.

We used the period of rising interest rates toward the end of 2015 to exit positions that performed well in this sell off. We are re-deploying those proceeds into securities that are now less expensive, such as agency commercial-backed securities, a segment we had avoided until now. The core of our investment process will remain focused on prepayment analysis, where we believe we have the best probability of delivering attractive investment performance.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 98.7%
31,043	Federal Home Loan Banks, Series SB-2016	4.89%	12/23/2016	31,886
105,539	Federal Home Loan Banks, Series MI-2017	4.78%	01/25/2017	108,440
13,500,000	FGLMC, 3.5%, Due TBA January	3.50%	01/15/2046	13,897,748
121	FHLMC PC, Pool# G1-1357	5.50%	01/01/2018	124
656	FHLMC PC, Pool# E0-1488	5.00%	10/01/2018	678
339	FHLMC PC, Pool# C9-0242	6.00%	12/01/2018	380
9,204	FHLMC PC, Pool# G1-1778	5.50%	10/01/2020	9,830
235	FHLMC PC, Pool# G1-1924	5.50%	03/01/2021	251
807	FHLMC PC, Pool# C9-0428	6.00%	03/01/2021	906
66	FHLMC PC, Pool# J0-1540	5.00%	04/01/2021	68
888	FHLMC PC, Pool# G1-2110	5.50%	06/01/2021	951
1,012	FHLMC PC, Pool# G1-2522	5.00%	02/01/2022	1,084
1,738	FHLMC PC, Pool# G1-2600	5.50%	03/01/2022	1,884
1,152	FHLMC PC, Pool# G1-2710	5.50%	07/01/2022	1,245
74	FHLMC PC, Pool# 84-5640 #	2.42%	08/01/2023	77
18,206	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	19,550
39,630	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	42,461
7	FHLMC PC, Pool# C3-6309	7.00%	02/01/2030	7
1,793,266	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	1,879,944
2,872,118	FHLMC PC, Pool# J3-2379	3.50%	08/01/2030	3,013,570
1,177,717	FHLMC PC, Pool# J3-2643	3.50%	09/01/2030	1,235,773
11	FHLMC PC, Pool# C5-8701	7.00%	10/01/2031	11
76	FHLMC PC, Pool# G0-1317	7.00%	10/01/2031	90
42	FHLMC PC, Pool# G0-1391	7.00%	04/01/2032	50
175,562	FHLMC PC, Pool# 1B0889 #	2.27%	05/01/2033	185,449
18,269	FHLMC PC, Pool# 1B-1275 #	2.60%	10/01/2033	19,363
3,827,626	FHLMC PC, Pool# C9-1818	4.00%	02/01/2035	4,092,378
259,442	FHLMC PC, Pool# 1J0203 #	2.28%	04/01/2035	275,566
1,188	FHLMC PC, Pool# A4-6671	5.00%	08/01/2035	1,301
1,451	FHLMC PC, Pool# G0-8079	5.00%	09/01/2035	1,595
13,551	FHLMC PC, Pool# 1B-3950 #	3.71%	11/01/2035	13,563
83,779	FHLMC PC, Pool# 1L-1263 #	2.50%	03/01/2036	89,032
11,648	FHLMC PC, Pool# 1J-1317 #	2.42%	04/01/2036	12,379
4,817	FHLMC PC, Pool# 1G-2408 #	2.19%	06/01/2036	5,095
11,999	FHLMC PC, Pool# 84-7625 #	2.03%	07/01/2036	12,619
8,743	FHLMC PC, Pool# G0-2274	5.00%	07/01/2036	9,608
375	FHLMC PC, Pool# A5-9220	5.00%	04/01/2037	410
6,955	FHLMC PC, Pool# 1J-0573 #	2.72%	08/01/2037	7,426
4,596	FHLMC PC, Pool# 1B-4292 #	2.66%	09/01/2038	4,782
1,115,711	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	1,221,156
1,023,443	FHLMC PC, Pool# Q2-9637	4.50%	11/01/2044	1,109,575
3,303,106	FHLMC PC, Pool# Q3-2218	4.00%	03/01/2045	3,496,196
1,864,140	FHLMC PC, Pool# Q3-6224	4.00%	09/01/2045	1,971,835
1,800,865	FHLMC PC, Pool# Q3-7804	4.00%	12/01/2045	1,904,771
11,917,923	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	794,995
5,000,000	FHLMC REMIC, Series K-721	3.09%	08/25/2022	5,142,311
9,137,861	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	660,981
163,415	FHLMC REMIC, Series 3571	4.00%	09/15/2024	172,742
3,760,000	FHLMC REMIC, Series K-040	3.24%	09/25/2024	3,858,040
2,400,000	FHLMC REMIC, Series K-049	3.01%	07/25/2025	2,401,200
2,165,128	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	251,717
8,889,313	FHLMC REMIC, Series 4186~	3.00%	03/15/2033	1,319,066
7,764,886	FHLMC REMIC, Series 4203~	3.00%	04/15/2033	891,112
3,144,138	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	438,449
478,714	FHLMC REMIC, Series 3878	3.00%	04/15/2041	491,942
1,943,640	FHLMC REMIC, Series 4144	2.50%	12/15/2042	1,721,431

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
5,514,837	FHLMC REMIC, Series 4144	2.50%	12/15/2042	4,889,819
2,292,400	FHLMC REMIC, Series 4153	2.50%	01/15/2043	1,998,392
13,912,248	FHLMC REMIC, Series 4495	2.50%	07/15/2045	13,431,869
5,375,322	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	1,050,473
372	FNMA, Pool# 576086	6.00%	03/01/2016	372
12,706	FNMA, Pool# 254089	6.00%	12/01/2016	12,897
121	FNMA, Pool# 555013	5.50%	11/01/2017	124
756	FNMA, Pool# 725544	5.50%	12/01/2017	771
9,115	FNMA, Pool# 763020	3.50%	08/01/2018	9,553
35,056	FNMA, Pool# 744697	4.50%	10/01/2018	36,251
9,254	FNMA, Pool# 725185	5.00%	02/01/2019	9,659
41,004	FNMA, Pool# 803941 #	2.69%	11/01/2019	41,623
10,109	FNMA, Pool# 255626	5.00%	03/01/2020	10,744
60,189	FNMA, Pool# 970382	4.50%	03/01/2023	63,276
801	FNMA, Pool# 303585	7.00%	10/01/2025	898
1,065	FNMA, Pool# 303713	6.50%	02/01/2026	1,219
12,756	FNMA, Pool# 539082	7.00%	08/01/2028	12,908
1,443,471	FNMA, Pool# AS5354	3.50%	01/01/2030	1,512,848
1,723,860	FNMA, Pool# AY9794	3.50%	07/01/2030	1,812,160
1,235,137	FNMA, Pool# AZ4807	3.50%	07/01/2030	1,295,675
1,376,193	FNMA, Pool# AY2366	3.50%	07/01/2030	1,443,502
1,685,048	FNMA, Pool# AZ9399	3.50%	09/01/2030	1,767,420
1,071,706	FNMA, Pool# AZ3260	3.50%	09/01/2030	1,125,825
1,466,881	FNMA, Pool# BA2725	3.50%	10/01/2030	1,540,575
1,576,691	FNMA, Pool# AZ8668	3.50%	11/01/2030	1,654,478
1,859,792	FNMA, Pool# BA4230	3.50%	11/01/2030	1,953,988
1,030,662	FNMA, Pool# BC1118	3.50%	12/01/2030	1,083,408
1,510,114	FNMA, Pool# BA6294	3.50%	12/01/2030	1,586,602
2,780	FNMA, Pool# 592751	7.00%	06/01/2031	2,928
25,004	FNMA, Pool# 625536	6.00%	01/01/2032	28,238
38,563	FNMA, Pool# 628837	6.50%	03/01/2032	44,107
737	FNMA, Pool# 555531	5.50%	06/01/2033	829
884	FNMA, Pool# 555591	5.50%	07/01/2033	995
45,170	FNMA, Pool# 748643 #	2.03%	09/01/2033	47,145
952	FNMA, Pool# 555876	5.50%	10/01/2033	1,078
58,364	FNMA, Pool# 744805 #	2.02%	11/01/2033	59,499
61,124	FNMA, Pool# 741373 #	2.66%	12/01/2033	64,026
84,442	FNMA, Pool# 764342 #	2.02%	02/01/2034	87,409
2,876	FNMA, Pool# 725424	5.50%	04/01/2034	3,236
135,343	FNMA, Pool# 780488 #	1.89%	07/01/2034	139,158
34,790	FNMA, Pool# 796283	5.50%	12/01/2034	39,212
1,293	FNMA, Pool# 735022	5.50%	12/01/2034	1,460
11,197	FNMA, Pool# 735263 #	2.27%	01/01/2035	11,726
3,398	FNMA, Pool# 821252 #	2.12%	05/01/2035	3,588
1,061	FNMA, Pool# 255706	5.50%	05/01/2035	1,197
77	FNMA, Pool# 735580	5.00%	06/01/2035	86
166,677	FNMA, Pool# 836335 #	2.30%	10/01/2035	167,070
124,592	FNMA, Pool# 836715 #	2.61%	10/01/2035	125,150
8,592	FNMA, Pool# 851372 #	2.51%	12/01/2035	9,099
114	FNMA, Pool# 849496	5.50%	12/01/2035	127
1,466	FNMA, Pool# 256022	5.50%	12/01/2035	1,644
24,904	FNMA, Pool# 848817	5.00%	01/01/2036	27,404
1,016	FNMA, Pool# 845341	5.50%	01/01/2036	1,141
1,730	FNMA, Pool# 256059	5.50%	01/01/2036	1,938
2,795	FNMA, Pool# 880371 #	2.55%	02/01/2036	2,957
70,630	FNMA, Pool# 865849 #	2.11%	03/01/2036	75,052

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
4,853	FNMA, Pool# 891332 #	2.13%	04/01/2036	5,105
3,753	FNMA, Pool# 745480 #	5.03%	04/01/2036	3,967
104,391	FNMA, Pool# 882017 #	2.06%	05/01/2036	109,506
3,156	FNMA, Pool# 901006 #	2.38%	09/01/2036	3,353
10,347	FNMA, Pool# 902188 #	2.66%	11/01/2036	11,026
220	FNMA, Pool# 905690	5.50%	12/01/2036	246
90,089	FNMA, Pool# 888445 #	2.18%	04/01/2037	96,992
11,121	FNMA, Pool# 888463 #	5.21%	05/01/2037	11,591
420	FNMA, Pool# 960392	5.50%	12/01/2037	470
6,733	FNMA, Pool# 933628 #	2.38%	07/01/2038	7,121
4,495	FNMA, Pool# 965185 #	1.98%	09/01/2038	4,724
5,662,887	FNMA, Pool# AS2249	4.00%	04/01/2039	6,010,676
18,095	FNMA, Pool# AC4824 #	2.55%	10/01/2039	19,197
10,571	FNMA, Pool# AH4794	5.00%	02/01/2041	11,701
27,029	FNMA, Pool# AI1170	5.00%	04/01/2041	29,861
4,602,975	FNMA, Pool# AL6768	6.00%	05/01/2041	5,215,087
658,139	FNMA, Pool# MA1065	4.00%	05/01/2042	698,533
910,773	FNMA, Pool# AO7724	4.50%	06/01/2042	984,214
15,914	FNMA, Pool# AR1150	3.00%	01/01/2043	15,962
2,818,245	FNMA, Pool# AU6230	5.00%	09/01/2043	3,108,369
1,196,421	FNMA, Pool# AV6078	4.00%	11/01/2043	1,271,390
1,092,002	FNMA, Pool# AS1429	4.00%	12/01/2043	1,160,425
1,394,097	FNMA, Pool# AV7739	4.00%	01/01/2044	1,481,913
1,711,697	FNMA, Pool# AS2985	4.00%	08/01/2044	1,820,041
2,293,903	FNMA, Pool# AX8509	4.00%	11/01/2044	2,433,463
1,137,531	FNMA, Pool# AY0382	4.00%	11/01/2044	1,204,426
1,555,080	FNMA, Pool# AX3968	4.50%	01/01/2045	1,687,604
4,139,241	FNMA, Pool# AY0674	3.50%	02/01/2045	4,280,193
246,593	FNMA, Pool# AY1007	4.00%	02/01/2045	261,222
1,470,336	FNMA, Pool# AY4463	4.00%	02/01/2045	1,557,521
428,424	FNMA, Pool# AY3851	4.50%	02/01/2045	462,911
1,660,275	FNMA, Pool# AY0677	3.50%	03/01/2045	1,719,387
1,069,624	FNMA, Pool# AW9534	4.00%	03/01/2045	1,135,689
3,134,942	FNMA, Pool# AY6275	4.00%	03/01/2045	3,320,841
1,222,702	FNMA, Pool# AY3854	4.50%	04/01/2045	1,322,947
1,190,543	FNMA, Pool# AY8675	4.50%	04/01/2045	1,291,999
1,867,376	FNMA, Pool# AZ2000	3.50%	05/01/2045	1,933,134
3,323,008	FNMA, Pool# AZ2001	3.50%	05/01/2045	3,436,164
1,996,663	FNMA, Pool# AY9118	4.00%	05/01/2045	2,118,151
1,894,846	FNMA, Pool# AY9108	4.00%	05/01/2045	2,010,134
3,336,030	FNMA, Pool# AZ2719	4.00%	06/01/2045	3,542,083
2,135,865	FNMA, Pool# AZ1915	4.00%	06/01/2045	2,267,787
3,099,414	FNMA, Pool# AY8830	4.00%	06/01/2045	3,297,558
1,465,544	FNMA, Pool# AZ3277	4.00%	06/01/2045	1,554,716
994,016	FNMA, Pool# AZ4154	4.00%	06/01/2045	1,056,949
992,774	FNMA, Pool# AZ5811	4.00%	07/01/2045	1,053,177
1,409,861	FNMA, Pool# AZ6495	4.00%	07/01/2045	1,493,574
1,234,336	FNMA, Pool# AY3869	4.00%	07/01/2045	1,313,256
2,402,053	FNMA, Pool# AY3870	4.00%	07/01/2045	2,555,618
3,707,045	FNMA, Pool# AY3871	4.50%	07/01/2045	4,017,233
671,853	FNMA, Pool# AZ4200	4.50%	07/01/2045	725,999
1,665,912	FNMA, Pool# AY8184	4.00%	08/01/2045	1,768,816
2,586,142	FNMA, Pool# AZ8218	4.00%	08/01/2045	2,739,623
3,636,326	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,857,561
697,389	FNMA, Pool# AZ8061	4.00%	08/01/2045	739,608
1,802,618	FNMA, Pool# AZ5362	4.00%	08/01/2045	1,912,291

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
3,975,098	FNMA, Pool# AY3873	4.00%	08/01/2045	4,229,260
2,560,097	FNMA, Pool# AY8481	4.50%	08/01/2045	2,772,047
2,673,364	FNMA, Pool# AZ7182	4.50%	08/01/2045	2,901,163
1,175,623	FNMA, Pool# AY3877	4.00%	09/01/2045	1,250,785
1,759,628	FNMA, Pool# AZ7073	4.00%	09/01/2045	1,872,136
497,895	FNMA, Pool# AZ1494	4.00%	09/01/2045	529,418
3,030,608	FNMA, Pool# AY3876	4.00%	09/01/2045	3,224,381
6,429,274	FNMA, Pool# AY3875	4.50%	09/01/2045	6,967,247
1,614,156	FNMA, Pool# AZ9834	4.50%	09/01/2045	1,749,220
5,523,267	FNMA, Pool# AY3878	4.50%	09/01/2045	5,985,433
1,436,707	FNMA, Pool# BA2526	4.00%	10/01/2045	1,525,454
1,863,581	FNMA, Pool# AY3881	4.00%	10/01/2045	1,982,726
318,075	FNMA, Pool# BA2936	4.00%	10/01/2045	337,330
1,950,446	FNMA, Pool# BA6225	4.00%	10/01/2045	2,075,137
1,422,162	FNMA, Pool# AZ9543	4.50%	10/01/2045	1,541,160
1,149,589	FNMA, Pool# BA2509	4.50%	10/01/2045	1,245,781
1,451,437	FNMA, Pool# AY3887	3.50%	11/01/2045	1,499,959
2,225,296	FNMA, Pool# BA5436	3.50%	11/01/2045	2,301,193
1,236,375	FNMA, Pool# AY3884	4.00%	11/01/2045	1,315,426
3,773,281	FNMA, Pool# AY3885	4.00%	11/01/2045	4,014,522
5,405,550	FNMA, Pool# AY3886	4.50%	11/01/2045	5,857,867
6,621,759	FNMA, Pool# AY3882	4.50%	11/01/2045	7,175,840
565,083	FNMA, Pool# BA5579	3.50%	12/01/2045	583,625
4,777,719	FNMA, Pool# AY3883	3.50%	12/01/2045	4,936,351
2,146,412	FNMA, Pool# BA4395	4.00%	12/01/2045	2,274,367
1,020,721	FNMA, Pool# BA6309	4.50%	12/01/2045	1,110,157
246,157	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	253,431
82	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	87
11,353	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	11,422
649,638	FNMA REMIC Trust, Series 2011-18	4.00%	10/25/2025	656,572
4,812,154	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	468,048
321,785	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	35,690
7,633,287	FNMA REMIC Trust, Series 2015-36~	3.50%	06/25/2030	1,081,458
4,365,244	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	610,348
14,504,562	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	1,586,637
11,185,134	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	1,137,093
13,052,412	FNMA REMIC Trust, Series 2013-45~	3.00%	05/25/2033	2,333,715
11,150,850	FNMA REMIC Trust, Series 2013-24~	3.00%	11/25/2040	1,565,975
548,635	FNMA REMIC Trust, Series 2012-10 #	0.97%	02/25/2042	553,045
2,132,434	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	317,561
14,770,938	FNMA REMIC Trust, Series 2012-146~	3.00%	11/25/2042	1,885,741
9,422,509	FNMA REMIC Trust, Series 2013-20~	3.50%	11/25/2042	1,314,088
17,577	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	18,536
6,018	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	6,381
36,106	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	38,910
19,739	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	21,056
23,029	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	24,657
1,605,001	FNMA REMIC Trust, Series 2015-40~	4.50%	03/25/2045	383,602
7,500,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2031	7,559,874
3,500,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2031	3,605,774
8,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2046	8,000,698
15,500,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2046	15,992,921
3,500,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2046	3,703,875
13	GNMA, Pool# 180963X	9.50%	11/15/2016	13
313	GNMA, Pool# 781403X	6.00%	02/15/2017	318
63	GNMA, Pool# 198708X	9.50%	04/15/2017	63

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
13,916	GNMA, Pool# 595167X	5.50%	11/15/2017	14,220
7,369	GNMA, Pool# 552929X	5.00%	12/15/2017	7,564
1,670	GNMA, Pool# 607669X	5.00%	02/15/2018	1,726
5,460	GNMA, Pool# 594102X	4.50%	09/15/2018	5,611
10,029	GNMA, Pool# 780576X	7.00%	12/15/2022	11,306
42,311	GNMA, Pool# 723460X	4.00%	12/15/2024	44,975
1,535	GNMA, Pool# 780195X	8.00%	07/15/2025	1,775
15,387	GNMA, Pool# 487110	6.50%	04/15/2029	18,022
348	GNMA, Pool# 536231X	9.00%	07/15/2030	350
5,234	GNMA, Pool# 571166	7.00%	08/15/2031	5,400
5,064	GNMA, Pool# 004017M	6.00%	08/20/2037	5,738
3,603	GNMA, Pool# 565240X	6.50%	09/15/2037	4,140
4,017	GNMA, Pool# 676322X	7.00%	09/15/2037	4,363
12,330	GNMA, Pool# 646058X	6.00%	11/15/2037	13,946
13,819	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	14,294
16,838,548	GNMA REMIC Trust, Series 2013-170~	2.50%	05/16/2028	1,508,370
1,445,594	GNMA REMIC Trust, Series 2013-168~	2.50%	11/16/2028	136,135
1,181	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	1,231
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	560,795
11,777,386	GNMA REMIC Trust, Series 2013-79~	3.00%	01/20/2042	1,602,474
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	705,626
698,154	GNMA REMIC Trust, Series 2011-121 #	0.74%	03/16/2043	692,912
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	727,325
9,500,000	GNMA REMIC Trust, Series 2014-104	3.50%	07/16/2044	9,655,106
6,867,000	GNMA REMIC Trust, Series 2013-85 #	2.79%	02/16/2049	6,344,804
8,000,000	GNMA REMIC Trust, Series 2013-73 #	2.67%	10/16/2052	7,453,053
Total Mortgage Backed Securities (Cost $334,069,262)				332,239,861

Asset Backed Securities — 9.1%
1,500,000	AmeriCredit Automobile Receivables, Series 2015-3	2.73%	03/08/2021	1,490,778
1,750,000	AmeriCredit Automobile Receivables, Series 2015-4	2.11%	01/08/2021	1,740,797
3,320,000	Freddie Mac STACR Debt Notes, Series 2014-DN1 #	2.42%	02/26/2024	3,311,339
6,500,000	Freddie Mac STACR Debt Notes, Series 2014-DN2 #	1.87%	04/25/2024	6,392,561
3,600,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1 #	2.27%	10/25/2027	3,553,546
5,600,000	Freddie Mac STACR Debt Notes, Series 2015-DNA2 #	2.82%	12/27/2027	5,573,748
5,750,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3 #	3.27%	04/25/2028	5,743,642
2,200,000	Santander Drive Automobile Receivables Trust, Series 2015-4	2.26%	06/15/2020	2,200,489
413,111	SLM Student Loan Trust 2007-1, Series 2007-1 #	0.38%	01/25/2022	411,858
Total Asset Backed Securities (Cost $30,588,462)				30,418,758

Local Government Housing Agency Bonds — 0.8%
1,910,000	Delaware State Housing Authority	2.75%	12/01/2041	1,906,371
900,000	Missouri Housing Development Commission	2.65%	11/01/2040	887,526
Total Local Government Housing Agency Bonds (Cost $2,643,217)				2,793,897

Short-Term Investments — 8.0%

Money Market Funds — 8.0%
26,954,466	DWS Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.04%*			26,954,466
Total Short-Term Investments (Cost $26,954,466)				26,954,466
Total Investments — 116.6% (Cost $394,255,407)				392,406,982
Liabilities in Excess of Other Assets — (16.6)%				(55,766,531)
NET ASSETS — 100.0%				$336,640,451
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	98.7%
Asset Backed Securities	9.1%
Money Market Funds	8.0%
Local Government Housing Agency Bonds	0.8%
Other Assets and Liabilities	(16.6)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2015.
~	Interest Only Security
*	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory — WMC Strategic European Equity Fund Institutional Shares (the “Fund”) declined by 0.13%. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, declined by 6.42%. The Fund outperformed the Index by 629 basis points.

We take a bottom up approach to building the portfolio where we aim to identify companies that we believe benefit from a structural growth advantage, are competitively well-positioned and attractively valued.  This fundamental process leads us to hold certain sector over- and under-weights.

The Fund outperformed the Index due to strong stock selection. Selection within the industrials, health care, and consumer discretionary sectors contributed most to relative performance. Information technology was the only sector where stock selection was negative. Sector allocation, a fall-out of the bottom-up stock selection process, also was a strong contributor to relative results. The Fund’s underweight to materials and lack of exposure to energy, as well as an overweight to the consumer staples sector, contributed most to relative performance. Lack of exposure to the utilities and telecommunication services sectors partially offset positive relative returns as those sectors fell less than the broader index.

Top contributors to relative returns during the period included DSV, H. Lundbeck, and Heineken. DSV is a Denmark-based freight and logistics company. We believe the company has both a profitable position within European freight and contract logistics as well as exposure to sea and air freight. Across all of its divisions, we believe it benefits from an asset light business and, given its position as a freight broker of considerable size, it is able to benefit from pricing economies of scale. Thanks to a very strong management team, the company has a strong focus on shareholder returns. During the period, the company reported consensus-beating results and raised its full-year guidance, due to a combination of better than expected volume performance and a positive currency translation impact. H. Lundbeck is a Denmark-based pharmaceutical company focused on central nervous system diseases. We believe the company has a very strong suite of products and this, in conjunction with the recent management change, prompts us to retain a positive outlook. Encouraging signs of the restructuring plans, which were announced during the third quarter, are already in evidence along with strong product momentum. Heineken, a Netherlands-based global brewing company, reported better-than-expected quarterly results during the period, driven by better volume growth in Asia and the Americas. Over the longer term, we believe Heineken is well-placed to benefit from growth in emerging markets.

Top detractors from relative returns included our positions in Spectris and Julius Baer Group, as well as not owning benchmark constituent Nestle. Spectris is a U.K.-based industrials business specializing in electronic control and process instrumentation sectors. We believe it is a very high quality company that has consistently delivered strong margins and returns. In the current low-growth environment, we believe the stock has been punished although we would note that in specific divisions, the company is beginning to reap the rewards of its earlier organic investments. We still believe the company is well-managed and attractively valued and continue to hold. Julius Baer is a Switzerland-based private wealth management operator. We believe the bank is one of the most well-established franchises relative to its peers. The stock was battered by concerns about a potential slowdown in the Asia-Pacific region. However, flows seem to be holding up well and we continue to favor the bank’s very strong brand cachet and depth of knowledge within the private banking segment. Not holding shares of Nestle detracted from returns as the stock eked out a positive return during the period. We continue to avoid this name as we believe there are competitive pressures across a number of their business categories, including confectionary, pet food and coffee. Additionally, Nestlé’s exposure to China has grown.

We reviewed our holdings during the period and initiated new positions in OVS, Ultra Electronic Holdings, and Worldpay. OVS is an Italy-based fashion retailer. We like the company due to its focus solely on the domestic Italian market where we believe the company is able to benefit from growing economies of scale. We view the market as currently very fragmented and the company has been successfully increasing its market share at the expense of competitors. We also favor its strong management team that has a sound execution track record. In our view, the stock is very attractively valued. Ultra Electronic Holdings is a U.K.-based company that designs and manufactures products for defense, security and aerospace applications, emphasizing integrated information technology solutions. The company operates with a streamlined management structure that overlooks a number of autonomous businesses. Many of its end markets are highly niche in nature, which we believe is a key competitive advantage and barriers to entry are high given the sophisticated and sensitive nature of the products that the company manufactures. Worldpay is a UK-based merchant acquiring business with exposure to the U.K., U.S. and e-commerce. We believe the company has strong organic topline growth due to non-cash payment and online retail/e-commerce growth. In addition, it has invested significantly in a new processing platform/acquiring engine which we believe should help margins and capex.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2015

We eliminated Sanofi, Anheuser-Busch InBev and Edenred during the period. We sold Sanofi, a France-based diversified pharmaceutical company, as we felt the opportunity was less attractive given concerns over increased competition and pricing pressure on their diabetes franchise, which was greater than we had expected. Anheuser-Busch InBev, a Belgium-based multi-national beverage company and the largest brewer in the world, was sold as a result of our lower level of conviction in the underlying fundamentals. Edenred, is a France-based company engaged in the food and restaurant voucher business. We believe the company has a sound business model with good medium-term prospects. However, near term headwinds prompted us to eliminate the company from the portfolio.

The low-growth environment continues, which we expect to prove challenging for many companies, especially given earlier expectations for a broad-based earnings recovery in Europe, which carried the stock market higher in 2015 regardless of companies’ individual prospects. With increased volatility and the continuing search for growth, select European quality companies are trading at higher-than-expected valuation premiums. If growth and interest rates remain low, the premiums may persist, helping these stocks to keep outperforming the market, driven by multiple expansion. However, we are monitoring this trade-off between valuation and quality and will adjust the portfolio accordingly if valuations no longer support our structural growth expectations for individual companies.

The market is still reacting quite drastically to earnings surprises: stocks that disappoint are being hit hard, while companies that deliver on expectations are being rewarded. We seek companies whose earnings and cash flow are above the market average, and we are encouraged that the portfolio’s relative valuation premium versus the broad market remains at historically low levels. At the sector level, we are following events in the oil markets. Valuations in oil-related sectors have declined, but we are struggling to find new opportunities that fit into our investment approach. As always, we continue to seek attractively valued companies with long term growth advantages and strong competitive positions.

During the period, the Fund utilized currency forwards and equity futures. The currency forwards were used to hedge risk associated with currency movements. The equity futures were used to effectively gain exposure to the European market and to manage cash flows.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.8%

Belgium — 1.8%
220,530	UCB S.A.	19,905,825

Denmark — 4.9%
876,733	DSV A/S	34,511,428
404,820	H. Lundbeck A/S*	13,822,697
107,326	Royal Unibrew A/S	4,361,900
310,544	Spar Nord Bank A/S	2,743,874
		55,439,899
Finland — 4.7%
838,244	Kone OYJ	35,492,332
346,160	Sampo OYJ	17,578,876
		53,071,208
France — 8.3%
67,768	BioMerieux S.A.	8,086,465
139,118	Elior S.A.	2,914,624
564,432	Legrand S.A.	31,927,421
132,224	L’Oreal S.A.	22,240,837
251,930	Pernod Ricard S.A.	28,731,368
		93,900,715
Germany — 9.1%
229,778	Bayer AG	28,697,216
121,757	Beiersdorf AG	11,066,720
1,455,102	Infineon Technologies AG	21,213,628
114,549	NORMA Group SE	6,331,328
355,308	ProSiebenSat.1 Media AG	17,925,852
303,696	United Internet AG	16,697,033
		101,931,777
Italy — 3.8%
344,132	Banca Generali S.p.A.	10,825,077
206,923	DiaSorin S.p.A.	10,867,982
1,385,145	OVS S.p.A.*	9,635,529
491,503	Salvatore Ferragam S.p.A.	11,519,971
		42,848,559
Netherlands — 3.8%
130,486	ASML Holding NV	11,593,939
371,442	Heineken NV	31,653,325
		43,247,264
Spain — 0.5%
97,016	Viscofan S.A.	5,852,288

Sweden — 10.4%
1,415,131	Assa Abloy AB	29,622,522
1,525,674	Atlas Copco AB	37,416,857
1,066,373	Cloetta AB*	3,523,111
2,335,855	Nordea Bank AB	25,628,439
1,075,585	Trelleborg AB	20,874,751
		117,065,680
Switzerland — 19.5%
2,597	BELIMO Holding AG	6,352,486
941	Chocoladefabriken Lindt & Spruengli AG	5,876,270
454,857	Cie Financiere Richemont S.A.	32,555,453
30,690	Daetwyler Holding AG	4,384,534
77,321	Geberit AG	26,188,836
3,608	Givaudan S.A.	6,548,383
15,497	INFICON Holding AG	4,940,778
713,293	Julius Baer Gruppe AG	34,507,092
128,939	Kuehne & Nagel International AG	17,664,539
4,485	LEM Holding S.A.	3,380,766
57,968	Roche Holding, Ltd.	16,063,421
90,462	Schindler Holding Ltd.	15,134,196
74,427	Tecan Trading AG	12,056,201
1,735,072	UBS Group	33,659,480
		219,312,435
United Kingdom — 31.0%
590,613	Berendsen PLC	9,363,029
8,170,767	Booker Group PLC	21,806,864
892,830	British American Tobacco PLC	49,582,743
1,658,505	Compass Group	28,739,114
115,896	Diploma PLC	1,294,670
879,167	Essentra PLC	10,717,207
742,963	Halma PLC	9,460,714
310,500	Hikma Pharmaceuticals PLC	10,525,852
637,230	Jardine Lloyd Thompson Group PLC	8,623,219
1,380,734	Prudential PLC	31,107,416
401,721	Reckitt Benckiser Group PLC	37,169,995
3,569,132	Saga PLC	10,535,940
1,898,744	Smith & Nephew PLC	33,839,751
706,880	Spectris PLC	18,759,889
328,109	Spirax-Sarco Engineering PLC	15,868,353
1,358,689	SSP Group PLC	6,496,452
309,705	SuperGroup PLC	7,506,266
324,556	Ultra Electronics PLC	9,451,497
235,788	Victrex PLC	6,250,913
525,942	WH Smith PLC	13,666,118
1,967,178	Worldpay Group PLC*	8,911,795
		349,677,797
Total Common Stocks (Cost $1,094,797,861)		1,102,253,447

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
21,001,530	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	21,001,530
Total Short-Term Investments (Cost $21,001,530)		21,001,530
Total Investments — 99.7% (Cost $1,115,799,391)		1,123,254,977
Other Assets in Excess of Liabilities — 0.3%		3,327,184
NET ASSETS — 100.0%		$1,126,582,161

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	31.0%
Switzerland	19.5%
Sweden	10.4%
Germany	9.1%
France	8.3%
Denmark	4.9%
Finland	4.7%
Netherlands	3.8%
Italy	3.8%
Money Market Funds	1.9%
Belgium	1.8%
Spain	0.5%
Other Assets and Liabilities	0.3%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015 the Brown Advisory - WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) decreased 6.37% in value. During the same period, the TOPIX Total Return U.S. Dollar Hedged Index (the “Index”), the Fund’s benchmark, fell 4.36%. The unhedged TOPIX Total Return Index declined 2.56% during the same period, as the Japanese yen appreciated relative to the U.S. dollar.

During the initial three months of the period, investors experienced the first equity market decline in Japan in more than a year. Renewed concerns over global growth outweighed supportive factors such as a domestic-led economic recovery—including solid non-manufacturing activities, rising inflation, and real wages—and favorable supply-demand conditions stemming from monetary easing and public pension portfolio rebalancing. Slowing growth especially in China, and uncertainty around U.S. Federal Reserve policy weighed on equities. Equities rebounded in the final three months of the period, as pessimism on global growth waned and the domestic-led macro recovery and favorable supply-demand conditions remained in force. The rebound was broad based where oversold global cyclicals (machinery, basic materials) led the rally, while richly-valued defensive industries (health care, foods) also performed well.

Across Japan, momentum and value were the best performing style factors while high leverage underperformed. The portfolio’s smaller cap bias and an overweight to liquidity were headwinds, as well as the timing of the exposure to momentum. Strong stock selection, however, largely offset any impact from factor biases.

Sector allocation, a residual of bottom-up stock selection process by the underlying managers, weighed on relative returns during the period. Our underweight to the consumer staples and telecommunication services, as well as our overweight to the materials and information technology sectors, weighed on relative performance. Stock selection contributed to relative returns particularly due to positive selection within the consumer discretionary, industrials and materials sectors. This was partially offset by negative selection within the information technology and telecommunication services sectors.

Top relative contributors included Daikyonishikawa, a manufacturer of plastic automobile parts; Adastria, a Japan-based clothing retailer; and SCSK, a high quality IT services company with exposure to most major industrial segments. Top relative detractors included Sumco, a manufacturer of high-purity silicon wafers for semi-conductors; Sanken Electric, a semi-conductor company that specializes in power integrated circuits and magnetic sensors; and T&D Holdings, one of the largest life insurance companies in Japan. Our position in Sanken Electric was eliminated during the period.

During the period, the team eliminated the portfolio’s position in Rakuten, Japan’s largest e-commerce operator. Over the short- to medium-term, we believe the company will endure maturing industry trends. The company has already seen growth slow as a market leader, but with a rise in competition from Amazon and Yahoo Japan, we believe there will be slower growth and higher investment requirements from Rakuten. We added to Softbank, a Japanese holding company of Internet, telecom and mobile companies. We increased our position as we continue to like the company and were encouraged by the share buybacks by the President and COO in August, which was received well by the market.

The Fund utilized currency forwards during the period to hedge against the fluctuation in the yen as it relates to the securities held in the portfolio. These positions detracted from the Fund’s absolute performance during the period as the Japanese yen appreciated 2.0% relative to the U.S. dollar. The Fund’s use of equity futures also detracted from performance as the broad Japanese market declined during the period. Futures were used to gain efficient exposure to the market and to manage cash flows.

Despite the increased concerns about the outlook for global growth, we continue to believe that the Japanese economy and its equity market will still provide investors with a lot of opportunities when compared to other parts of the world. We will closely monitor the actions of the Bank of Japan, and the health of inflationary impulses in the economy, together with external effects, to determine the sustainability of this positive cycle. Beyond the effect of the economic cycle, we remain positive about the opportunities in Japan for alpha driven by stock-picking. Evidence continues to grow that corporate reforms are altering management behavior to the benefit of shareholders. In addition, valuation disparity between sectors, together with low levels of analyst coverage, offer attractive opportunities for bottom up stock pickers.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2015

At the end of the period, our largest overweights were to the information technology and materials sectors, while our largest underweights were to the industrials and consumer staples sectors, compared with the benchmark.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.7%

Japan — 94.7%

Consumer Discretionary — 24.6%
177,700	Adastria Holdings Co., Ltd.	9,943,736
125,800	Aeon Delight Co., Ltd.	4,036,020
617,600	Aisan Industry Co., Ltd.	6,341,991
213,400	Alpine Electronics, Inc.	3,316,804
49,162	Askul Corp.	1,975,312
414,000	Avex Group Holdings, Inc.	4,911,336
270,500	Bandai Namco Holdings, Inc.	5,714,889
89,245	BELC Co, Ltd.	3,259,174
244,300	Benesse Holdings, Inc.	7,035,353
32,804	Chiyoda Co., Ltd.	1,020,714
380,794	Cookpad, Inc.	8,083,648
553,700	DaikyoNishikawa Co.	10,247,585
269,753	DIP Corp.	5,524,963
267,000	En-Japan, Inc.	9,831,660
608,100	Exedy Corp.	14,696,909
1,185,500	Funai Electric Co., Ltd.	9,944,077
223,700	Gendai Agency, Inc.	1,156,357
313,300	Gulliver International	3,122,860
75,700	H.I.S. Co., Ltd.	2,528,689
293,600	H2O Retailing Co.	5,737,236
1,013,200	Honda Motor Co., Ltd.	32,383,432
622,420	Honeys Co., Ltd.	5,372,273
45,400	Hoshizaki Electric Co., Ltd.	2,822,304
375,700	Iida Group Holdings Co., Ltd.	6,963,226
1,234,200	Isuzu Motors, Ltd.	13,295,592
863,900	Keihin Corp.	15,147,940
331,700	Konami Holdings Co.	7,895,968
241,400	K’s Holdings Corp.	8,220,094
532,300	Kuroda Electric Co., Ltd.	9,833,952
389,360	NGK Spark Plug Co., Ltd.	10,251,251
1,324,300	Nikon Corp.	17,736,979
176,010	Nintendo Co., Ltd.	24,203,156
1,944,480	Nippon Television Holdings, Inc.	35,368,105
912,800	Nishimatsuya Chain Co., Ltd.	7,900,636
682,630	Nissan Motor Co., Ltd.	7,147,643
771,400	Nissin Kogyo Co., Ltd.	11,189,569
52,465	Nitori Holdings Co., Ltd.	4,406,109
249,400	Pal Co., Ltd.	5,985,844
4,868,900	Pioneer Corp.*	13,403,663
145,100	Proto Corp.	1,996,184
365,100	Relia, Inc.	3,132,622
15,680	Relo Holdings, Inc.	1,892,658
192,100	ResortTrust, Inc.	5,067,562
772,000	Seiko Holdings Corp.	4,358,733
99,100	Shimamura Co., Ltd.	11,605,514
32,041	Shimano, Inc.	4,920,170
640,200	Takata Corp.	4,263,454
569,087	TechnoPro Holdings, Inc.	16,608,861
944,000	Teijin, Ltd.	3,217,026
331,900	Temp Holdings Co., Ltd.	5,144,664
176,800	Tenma Corp.	3,448,717
478,300	Tokai Rika Co., Ltd.	11,772,252
982,500	Toyo Tire & Rubber Co., Ltd.	19,388,420
699,400	Toyoda Gosei Co., Ltd.	15,888,215
468,410	Toyota Industries Corp.	25,047,483
41,300	TPR Co., Ltd.	1,161,610
176,200	Trusco Nakayama Corp.	6,856,025
815,570	TV Asahi Holdings Corp.	14,078,673
115,800	United Arrows, Ltd.	4,992,268
512,900	XEBIO Holdings Co., Ltd.	9,686,114
769,557	Yamada Denki Co.	3,324,123
229,500	Yondoshi Holdings, Inc.	5,080,565
		540,888,962
Consumer Staples — 4.7%
229,373	Ain Holdings, Inc.	10,936,157
632,280	Asahi Group Holdings, Ltd.	19,793,153
378,500	Cawachi, Ltd.	7,380,642
230,000	Coca-Cola East Japan Co., Ltd.	3,703,856
87,210	Cocokara Fine, Inc.	3,915,297
75,200	Ezaki Glico Co., Ltd.	4,062,592
73,800	Familymart Co.	3,434,274
96,163	Heiwado Co., Ltd	2,110,452
185,354	Kikkoman Corp.	6,422,040
53,410	Kose Corp.	4,938,337
34,956	Life Corp.	863,197
69,629	MEIJI Holdings Co., Ltd.	5,751,330
325,200	Rohto Pharmaceutical Co., Ltd.	6,487,954
148,100	Seven & I Holdings Co., Ltd.	6,780,693
65,923	Sundrug Co., Ltd.	4,238,635
62,600	Tsuruha Holdings, Inc.	5,424,038
112,200	Welcia Holdings Co., Ltd.	6,218,194
42,520	Yaoko Co., Ltd.	1,784,033
		104,244,874
Energy — 1.4%
2,074,700	Inpex Corp.	20,226,068
432,000	Japan Petroleum Exploration Co.	11,602,381
		31,828,449
Financials — 15.6%
1,168,100	Dai-ichi Life Insurance Co., Ltd.	19,434,485
509,000	Eighteenth Bank, Ltd.	1,487,745
234,900	Hulic Co., Ltd.	2,062,550
79,500	IBJ Leasing Co., Ltd.	1,620,477
553,979	Japan Exchange Group, Inc.	8,659,675
198,100	Kanamoto Co., Ltd.	5,009,870
609,500	Kenedix, Inc.	2,189,064
3,915,100	Leopalace 21 Corp.	21,191,406
10,225,140	Mitsubishi UFJ Financial Group, Inc.	63,337,063
985,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	5,069,044
24,464,500	Mizuho Financial Group, Inc.	48,929,009
417,800	NTT Urban Development Corp.	4,014,343
746,000	Oita Bank, Ltd.	2,901,427
1,893,000	Shinsei Bank, Ltd.	3,483,670
1,512,685	Sony Financial Holdings, Inc.	27,057,770
852,400	Sumitomo Mitsui Financial Group, Inc.	32,170,470
4,069,720	T&D Holdings, Inc.	53,693,988
1,235,100	Takara Leben Co., Ltd.	6,853,806
787,000	Tochigi Bank, Ltd.	4,488,587
266,950	Tokio Marine Holdings, Inc.	10,310,844
164,340	Tokyo TY Financial Group, Inc.	5,500,181
643,000	Yamanashi Chuo Bank, Ltd.	3,286,322

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — (Continued)

Japan — (Continued)

Financials — (Continued)
306,200	Zenkoku Hosho Co., Ltd.	10,114,799
		342,866,595
Health Care — 8.6%
245,815	Asahi Intecc Co., Ltd.	11,296,181
202,386	Chugai Pharmaceutical Co., Ltd.	7,054,492
339,500	CMIC Holdings Co., Ltd.	4,323,864
705,200	Daiichi Sankyo Co., Ltd.	14,555,122
437,285	Eisai Co., Ltd.	28,926,750
218,100	EPS Holdings, Inc.	2,402,837
91,685	Hoya Corp.	3,749,236
243,000	Nippon Shinyaku Co., Ltd.	8,979,890
357,890	Olympus Corp.	14,089,653
67,626	ONO Pharmaceutical Co., Ltd.	12,058,506
733,701	Santen Pharmaceutical Co., Ltd.	12,079,227
365,210	Shionogi & Co., Ltd.	16,518,532
143,351	Sysmex Corp.	9,195,205
873,300	Takeda Pharmaceutical Co., Ltd.	43,542,273
		188,771,768
Industrials — 11.1%
233,300	Bunka Shutter Co., Ltd.	1,974,934
287,300	Daifuku Co., Ltd.	4,892,445
163,700	Daiseki Co., Ltd.	2,609,568
317,700	Denyo Co., Ltd.	4,959,970
109,000	DMG Mori Co., Ltd.	1,267,893
202,339	East Japan Railway Co.	19,053,443
148,100	Fuji Machine Manufacturing Co., Ltd.	1,556,885
1,473,000	GS Yuasa Corp.	5,474,267
1,724,200	Hino Motors, Ltd.	19,927,372
455,100	Hisaka Works, Ltd.	3,625,316
527,100	Hitachi Chemical Co., Ltd.	8,362,265
759,240	Hitachi Metals, Ltd.	9,367,657
231,000	Hitachi Transport System, Ltd.	4,028,226
1,409,100	Hosiden Corp.	7,926,038
1,570,000	IHI Corp.	4,333,983
161,800	Jamco Corp.	5,421,814
216,420	Japan Airlines Co., Ltd.	7,746,300
838,000	Japan Aviation Electronics Industry, Ltd.	12,020,764
3,291,000	Japan Steel Works, Ltd.	11,552,797
447,000	Kyudenko Corp.	8,006,946
72,000	METAWATER Co., Ltd.	1,764,180
307,700	Nippon Densetsu Kogyo Co., Ltd.	6,704,630
300,633	Obayashi Corp.	2,774,002
749,800	Sanwa Holdings Corp.	5,930,171
194,000	Shinmaywa Industries, Ltd.	1,738,400
1,462,040	Sumitomo Electric Industries, Ltd.	20,645,221
2,196,000	Sumitomo Heavy Industries, Ltd.	9,844,358
790,976	Taisei Corp.	5,210,134
418,900	Tokyu Construction Co., Ltd.	3,135,854
2,134,000	Toshiba Machine Co., Ltd.	7,237,773
3,600,000	Toyo Engineering Corp.	9,249,537
422,800	Tsubaki Nakashima Co., Ltd.	6,050,301
869,100	Ushio, Inc.	11,984,792
94,989	West Japan Railway Co.	6,565,928
65,200	Zuiko Corp.	2,551,973
		245,496,137
Information Technology — 17.5%
84,900	Alpha Systems, Inc.	1,366,484
191,940	Alps Electric Co., Ltd.	5,205,034
802,800	Canon, Inc.	24,284,724
880,400	DeNA Co., Ltd.	13,766,237
388,100	Digital Garage, Inc.	6,925,891
567,966	Ferrotec Corp.	6,735,869
14,319,320	Fujitsu, Ltd.	71,469,459
1,884,700	GREE, Inc.	8,948,681
127,700	Hitachi High-Technologies Corp.	3,453,404
61,400	Horiba, Ltd.	2,370,839
51,100	Iriso Electronics Co., Ltd.	2,871,163
601,700	Itochu Techno-Solutions Corp.	11,988,498
336,820	Japan Digital Laboratory Co., Ltd.	4,582,981
421,700	Melco Holdings, Inc.	7,752,458
358,900	Mimasu Semiconductor Industry Co., Ltd.	3,417,335
316,300	Miraial Co., Ltd.	2,779,744
450,000	Mitsumi Electric Co., Ltd.	2,548,520
1,522,200	NET One Systems Co., Ltd.	9,744,858
1,383,300	Nichicon Corp.	10,814,001
246,800	Nippon Ceramic Co., Ltd.	3,906,958
120,124	Nomura Research Institute, Ltd.	4,613,215
175,996	OBIC Co., Ltd.	9,316,285
165,700	Outsourcing, Inc.	4,355,501
430,700	Rohm Co., Ltd.	21,815,329
3,057,000	SCREEN Holdings Co., Ltd.	22,501,755
499,263	SCSK Corp.	20,059,845
279,000	Shimadzu Corp.	4,670,438
762,542	Shinkawa, Ltd.	3,929,334
1,903,300	Shinko Electric Industries Co., Ltd.	12,201,770
864,200	SoftBank Corp.	43,616,524
1,959,600	SUMCO Corp.	14,784,197
99,280	TDK Corp.	6,358,282
588,800	Tokyo Seimitsu Co., Ltd.	13,054,126
		386,209,739
Materials — 9.2%
566,000	Aichi Steel Corp.	2,651,266
531,000	Asahi Kasei Corp.	3,590,678
403,700	Chubu Steel Plate Co., Ltd.	1,766,348
834,575	Daicel Corp.	12,420,066
227,400	Fujimi, Inc.	3,147,863
1,183,280	JSR Corp.	18,440,652
532,300	Kyoei Steel, Ltd.	9,527,729
278,100	Maruichi Steel Tube, Ltd.	8,209,941
6,292,810	Mitsubishi Materials Corp.	19,820,146
2,394,000	Mitsui Chemicals, Inc.	10,617,410
567,800	Neturen Co., Ltd.	4,441,602
79,900	Nippon Shokubai Co., Ltd.	5,559,846
169,800	Nitto Denko Corp.	12,396,365
75,900	Osaka Titanium Technologies Co., Ltd.	1,562,133
1,747,000	Pacific Metals Co.	4,871,068
252,380	Shin-etsu Chemical Co., Ltd.	13,720,856
1,406,000	Showa Denko KK	1,646,770
2,538,000	Sumitomo Bakelite Co., Ltd.	10,563,199

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — (Continued)

Japan — (Continued)

Materials — (Continued)
945,400	Sumitomo Riko Co., Ltd.	7,881,193
4,625,000	Taiheiyo Cement Corp.	13,506,429
195,285	Tokyo Ohka Kogyo Co., Ltd.	6,205,651
1,887,100	Tokyo Steel Manufacturing Co., Ltd.	11,716,147
501,400	Yamato Kogyo Co., Ltd.	12,784,682
275,100	Yodogawa Steel Works, Ltd.	5,516,819
		202,564,859
Telecommunication Services — 2.0%
431,000	KDDI Corp.	11,193,154
798,750	Nippon Telegraph & Telephone Corp.	31,788,746
		42,981,900
Total Common Stocks (Cost $1,968,914,337)		2,085,853,283

Short-Term Investments — 5.9%

Money Market Funds — 5.9%
128,894,432	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	128,894,432
Total Short-Term Investments (Cost $128,894,432)		128,894,432
Total Investments — 100.6% (Cost $2,097,808,769)		2,214,747,715
Liabilities in Excess of Other Assets — (0.6)%		(12,617,434)
NET ASSETS — 100.0%		$2,202,130,281

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	24.6%
Information Technology	17.5%
Financials	15.6%
Industrials	11.1%
Materials	9.2%
Health Care	8.6%
Money Market Funds	5.9%
Consumer Staples	4.7%
Telecommunication Services	2.0%
Energy	1.4%
Other Assets and Liabilities	(0.6)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

Forward Foreign Currency Exchange Contracts (Note 6)

The Brown Advisory — WMC Japan Alpha Opporunities Fund had the following outstanding contracts as of December 31, 2015:

						Unrealized
				Settlement		Appreciation
Currency to be Delivered		Currency to be Received		Date	Counterparty	(Depreciation)
U.S. Dollars	103,270,084	Japanese Yen	12,422,565,000	01/29/2016	Citibank N.A.	$148,008
Japanese Yen	265,734,442,000	U.S. Dollars	2,196,079,816	01/29/2016	RBC Capital Markets	$(16,164,509)
						$(16,016,501)

Futures Contracts — Long (Note 7)

The Brown Advisory — WMC Japan Alpha Opporunities Fund had the following open long futures contracts as of December 31, 2015:

Issue	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
TOPIX Index Futures Contracts	574	03/10/2016	$73,675,085	$(945,626)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Somerset Emerging Markets Fund Institutional Shares (the “Fund”) declined 14.39% in value while the MSCI Emerging Markets Index (the “Index”), the Fund’s benchmark, fell 17.36%.

For the six months ended December 31, 2015, the Fund’s lack of exposure to energy companies and its consumer staples companies contributed positively to performance. In terms of country effects, it was very much a tale of two quarters, with the strongest performing country (China) during the first quarter becoming the weakest during the second quarter, underscoring the volatility in that market during the period. We only hold one stock there, China Mobile, which is a small weighting in the Fund.

From an individual stock perspective, the most meaningful contributors to the Fund’s performance were Nongshim, OTP Bank and Samsung Fire and Marine. Nongshim, the largest instant noodle company in South Korea, was also the best performing stock on an absolute basis. Nongshim was a buy we made during the third quarter. It has turned around its declining market share since bringing to market a new product that competitors have not been able to replicate. In terms of detractors in the portfolio, the most meaningful were Porto Seguro in Brazil and Sanlam in South Africa. Both suffered from political issues and weak currencies.

We made two buys and two sells during the second half of 2015, although trims and additions pushed up the turnover on an NAV basis to around 14%. The Fund made one buy and one sell in the third and fourth quarter respectively, buying Nongshim and Avivasa, a Turkish insurance company. We sold Public Bank in Malaysia and Smiles, the Brazilian airline points company. Smiles suffered from the leverage of Gol, its associated airline. We believed that Gol would benefit from the fall in the oil price but underestimated its leverage and the impact that this would have on Smiles.

In terms of general outlook, we remain negative in the short term but discriminately bullish in the long term (beyond five years). The further oil price decline and worsening data from China’s economy confirms the emerging market recession scenario, flagged as a possibility in 2014. A cycle of bankruptcies, particularly in the commodity sector, will probably follow. Reliable earnings, such as a selective approach to the consumer sector, may justify trading at a premium. But we are waiting for the cycle to turn. We believe the most interesting opportunities are in beaten down stocks, sectors and countries, where the risks are also greatest. The Fund continues to carry a significant opportunity cost in commodities and China, which remains a short term relative risk. This is something we are reviewing.

Sincerely,

Edward Lam
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.8%

Brazil — 3.0%
135,800	Cielo S.A.	1,147,127
1,388,431	Porto Seguro S.A.†	10,081,546
		11,228,673
Chile — 4.5%
3,221,349	AFP Habitat S.A.†	3,700,714
8,604,446	Aguas Andinas S.A.	4,415,158
616,247	Cia Cervecerias Unidas S.A.†	6,818,585
1,399,468	Inversiones Aguas Metropolitan†	1,975,622
		16,910,079
China — 3.9%
1,293,500	China Mobile, Ltd.	14,559,773

Hungary — 5.3%
956,889	OTP Bank PLC	19,674,954

India — 12.5%
1,670,466	Axis Bank, Ltd.	11,267,724
1,242,288	HCL Technologies, Ltd.	16,021,718
27,287	Hero MotoCorp, Ltd.	1,107,236
1,705,137	Power Grid Corp.	3,628,605
211,978	Shriram Transport Finance Co., Ltd.	2,740,755
1,407,209	Wipro, Ltd.	11,860,246
		46,626,284
Indonesia — 1.6%
26,688,700	Telekomunikasi Indonesia	5,977,660

Philippines — 7.7%
11,090,714	Aboitiz Power Corp.	9,818,877
7,833,068	Metropolitan Bank & Trust†	13,360,994
123,655	Philippine Long Distance Corp.	5,405,955
		28,585,826
Poland — 4.4%
134,416	Bank Pekao S.A.	4,909,247
1,352,520	Powszechny Zaklad Ubezpieczen S.A.	11,668,176
		16,577,423
Portugal — 0.8%
213,515	Jeronimo Martins SGPS S.A.	2,778,354

South Africa — 6.8%
2,781,455	Nampak, Ltd.	4,471,309
3,729,459	Sanlam, Ltd.	14,588,482
699,482	Shoprite Holding, Ltd.	6,482,146
		25,541,937
South Korea — 20.2%
94,041	KT&G Corp.	8,356,966
33,110	NCSoft Corp.	5,968,926
729,908	Nexen Tire Corp.†	7,634,755
29,611	NongShim Co., Ltd.	11,059,147
14,563	Samsung Electronics Co., Ltd.	15,532,638
68,741	Samsung Fire & Marine Insurance Co., Ltd.	17,969,326
346,817	SK Hynix, Inc.	8,959,309
		75,481,067
Sweden — 1.0%
67,333	Millicom International Cellular	3,863,574

Taiwan — 9.9%
529,000	eMemory Technology, Inc.	5,915,817
368,401	Formosa International Hotels	2,546,085
2,206,400	Merry Electronics Co.	3,906,311
8,651,000	Pou Chen Corp.	11,288,872
897,000	President Chain Store Corp.	5,598,376
1,823,000	Taiwan Semiconductor Manufacturing Co.	7,864,862
		37,120,323
Thailand — 0.2%
1,780,500	Samart Corp. PCL	758,519

Turkey — 7.7%
1,969,318	Aksa Akrilik Kimya Sanayii†	7,059,688
2,194,145	Anadolu Hayat Emeklilik A/S†	4,551,699
134,541	Avivasa Emeklilik†	772,720
6,818,254	Turk Telekomunikasyon A/S†	12,751,716
3,139,654	Turkiye Sise ve Cam Fabrikalari A/S	3,431,411
		28,567,234
United Arab Emirates — 3.3%
1,682,531	First Gulf Bank	5,777,927
2,320,432	National Bank Abu Dhabi†	5,016,392
1,249,893	Union National Bank	1,592,567
		12,386,886
Total Common Stocks (Cost $398,950,013)		346,638,566

Preferred Stocks — 0.6%

Brazil — 0.6%
597,300	AES Tiete S.A.	2,179,072
Total Preferred Stocks (Cost $3,335,257)		2,179,072

Warrants — 0.0%

Thailand — 0.0%
400,760	Samart Corp. PCL	12,473
Total Warrants (Cost $36,189)		12,473

Short-Term Investments — 6.5%

Money Market Funds — 6.5%
24,325,073	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	24,325,073
Total Short-Term Investments (Cost $24,325,073)		24,325,073
Total Investments — 99.9% (Cost $426,646,532)		373,155,184
Other Assets in Excess of Liabilities — 0.1%		314,544
NET ASSETS — 100.0%		$373,469,728

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

South Korea	20.2%
India	12.5%
Taiwan	9.9%
Turkey	7.7%
Philippines	7.7%
South Africa	6.8%
Money Market Funds	6.5%
Hungary	5.3%
Chile	4.5%
Poland	4.4%
China	3.9%
Brazil	3.6%
United Arab Emirates	3.3%
Indonesia	1.6%
Sweden	1.0%
Portugal	0.8%
Thailand	0.2%
Other Assets and Liabilities	0.1%
100.0%

†	All or a portion of this security is considered illiquid. At December 31, 2015, the total market value of securities considered illiquid was $31,377,163 or 8.4% of net assets.
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
December 31, 2015

Dear Shareholder:

During the six-month period ended December 31, 2015, the Brown Advisory Emerging Markets Small-Cap Fund Institutional Shares (the “Fund”) declined 13.17% in value. During the same period, the MSCI Emerging Markets Small-Cap Index (the “Index”), the Fund’s benchmark, fell 13.95%.

During the second half of 2015, the Fund’s performance was helped by an emphasis on emerging Asia. The MSCI Emerging Markets Asia Small-Cap Index declined 12.52% in the second half of 2015, outperforming the broad Emerging Markets Small-Cap index by nearly 1.5%.  Additionally, strong stock selection in health care companies in India and China contributed positively to performance. These contributors were partially offset by an overweight in utilities companies, which came under pressure because of speculation about possible reductions in tariffs.

From an individual stock perspective, Aurobindo Pharma, an Indian pharmaceutical company, and Techtronic Industries, a Chinese-branded power tools manufacturer, contributed to performance:

•
Aurobindo Pharma rose 16%. The company announced it received U.S. Food and Drug Administration (FDA) approval for several drugs. Aurobindo now has a total of 224 Abbreviated New Drug Application (generic) approvals from the FDA.

•
Techtronic Industries rose 25%. Investor sentiment rose following a better-than-expected sales growth report from its largest customer, Home Depot, and U.S. housing statistics showing signs of improvement.

The largest detractors from performance were Kepco Plant Service & Engineering, a Korean power plant maintenance company, and Hyundai Department Store, a Korean department store:

•	Kepco Plant Service & Engineering fell 28%. Lingering concerns of weak overseas orders and lower earnings during the fourth quarter of 2015 weighed on investor sentiment.
•
Hyundai Department Store declined 18%. Sentiment remains weak after the company did not win a downtown Seoul duty-free operating license. Nevertheless, their newly opened downtown department store is attracting a lot of traffic and Chinese tourists are returning to South Korea following the Middle East Respiratory Syndrome (“MERS”).

We have been conservative and remained disciplined during the volatile year of 2015. We remain focused on corporate governance, domestic demand and local consumption, while avoiding cyclical sectors and exporters. Recently, we took profit in South Korea given strong performance and the fact that valuations were rich on some stocks. We took advantage of market volatility and added to companies at attractive valuations upon correction, such as tourism-related stocks in Thailand.

The team remains true to its investment discipline. This includes a bias toward high quality, an aversion to risk and a preference for companies focused on domestic demand. The Fund favors companies that are conservatively capitalized with a long-term track record of profitable growth and diversified financials in Hong Kong/China.

Valuation and earnings quality remain key to stock selection across the region, especially given the recent market volatility that has been driven by non-fundamental and external factors. With increased uncertainty over external demand and market volatility, especially in China, the Fund has remained conservative and has owned what we believe are undervalued companies that have the potential to grow with local consumption over the long run.

We continue to believe the key to generating excess returns is to identify smaller emerging companies that are focused on emerging markets structural growth trends and are mispriced by the market. Our investment discipline combines a value-oriented process with a search for higher-quality growth companies. By investing with managers who apply this discipline in markets that are realizing stronger economic growth, we believe that we can potentially deliver favorable results over various market cycles.

Sincerely,

Paul Chew, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
December 31, 2015

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.6%

China — 32.8%
1,005,000	Bloomage Biotechno Corp., Ltd.†	2,485,105
3,520,000	China Medical System Holdings, Ltd.	5,158,786
13,349,000	China Power International Development, Ltd.	7,684,140
1,058,000	China State Construction International
	Holdings, Ltd.	1,829,611
3,383,800	China Taiping Insurance Holdings Co., Ltd.*	10,386,612
5,686,000	China Travel International Investment
	Hong Kong, Ltd.	2,378,139
4,406,000	CITIC Telecom International Holdings, Ltd.†	1,678,691
4,116,000	Huaneng Renewables Corp.	1,221,520
4,059,000	Lee & Man Paper Manufacturing, Ltd.	2,257,698
3,035,500	Luye Pharma Group, Ltd.*	3,158,197
1,716,000	Nexteer Automotive Group, Ltd.	1,899,019
5,460,000	Shandong Weigao Group Medical
	Polymer Co., Ltd.	3,733,429
1,355,500	Techtronic Industries Co., Ltd.	5,487,396
1,961,000	Tong Ren Tang Technologies Co., Ltd.†	3,208,164
2,771,000	Towngas China Co., Ltd.	1,605,346
2,969,000	Value Partners Group, Ltd.	3,451,015
2,868,000	Wasion Group Holdings, Ltd.†	2,967,797
6,344,000	Xinyi Solar Holdings, Ltd.	2,571,938
4,092,000	Zhejiang Expressway Co., Ltd.	4,889,298
		68,051,901
India — 12.2%
591,408	Aurobindo Pharma, Ltd.	7,800,403
1,537,909	Exide Industries, Ltd.†	3,394,352
104,042	Strides Arcolab, Ltd.	2,019,409
724,173	UPL, Ltd.	4,769,125
661,109	Yes Bank, Ltd.	7,213,207
		25,196,496
Indonesia — 0.9%
1,451,900	Matahari Department Store TBK	1,838,010

Malaysia — 0.9%
1,941,700	Westports Holdings Bhd.	1,857,872

Philippines — 2.0%
17,208,000	Megaworld Corp.	1,550,298
1,217,200	Robinsons Retail Holdings, Inc.†	1,630,781
348,220	Security Bank Corp.	1,047,668
		4,228,747
Singapore — 3.2%
2,485,200	Comfortdelgro Corp., Ltd.	5,321,493
710,400	M1, Ltd.	1,359,873
		6,681,366
South Korea — 23.4%
10,552	Cuckoo Electronics Co., Ltd.	2,048,526
26,694	E-Mart Co., Ltd	4,283,308
46,004	Hana Tour Service, Inc.	4,474,514
92,811	Hanon Systems Corp.	4,075,899
64,090	Hotel Shilla Co., Ltd.	4,196,559
63,376	Hyundai Department Store Co., Ltd.	6,792,475
71,903	KEPCO Plant Service & Engineering Co., Ltd.	5,439,011
78,161	Korea Kolmar Co., Ltd.	6,268,466
43,539	Loen Entertainment, Inc.	3,104,218
14,111	Medy-Tox, Inc.	6,097,613
61,590	Modetour Network, Inc.	1,759,218
		48,539,807
Taiwan — 11.1%
444,000	Catcher Technology Co., Ltd.	3,701,370
224,000	Cleanaway Co., Ltd.	1,184,670
363,000	Cub Elecparts, Inc.	4,316,996
77,000	Gourmet Master Co., Ltd.	547,865
878,000	Hota Industrial Mfg. Co., Ltd.	3,212,511
217,000	King Slide Works Co., Ltd.	2,804,698
2,613,000	King’s Town Bank†	1,852,945
775,000	Makalot Industrial Co., Ltd.	5,459,534
		23,080,589
Thailand — 7.1%
706,400	Bumrungrad Hospital Public Co., Ltd.	4,124,507
2,200,000	Central Plaza Hotel	2,675,163
3,385,421	Major Cineplex Group Public Co., Ltd.†	3,306,035
3,064,200	Minor International Public Co.. Ltd.	3,068,957
1,963,000	Thaicom Public Co., Ltd.	1,574,862
		14,749,524
Total Common Stocks (Cost $198,503,320)		194,224,312

Real Estate Investment Trusts — 0.9%

Singapore — 0.9%
2,994,400	Mapletree Greater China Commercial Trust†	1,927,744
Total Real Estate Investment Trusts (Cost $2,248,677)		1,927,744

Mutual Funds — 0.6%

Thailand — 0.6%
3,434,200	Digital Telecommunications
	Infrastructure Fund	1,182,351
Total Mutual Funds (Cost $1,209,613)		1,182,351

Warrants — 0.0%

China — 0.0%
86,250	Ju Teng International Holdings, Ltd.	2,337
Total Warrants (Cost $–)		2,337

Short-Term Investments — 5.0%

Money Market Funds — 5.0%
10,329,525	DWS Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.04%#	10,329,525
Total Short-Term Investments (Cost $10,329,525)		10,329,525
Total Investments — 100.1% (Cost $212,291,135)		207,666,269
Liabilities in Excess of Other Assets — (0.1)%		(284,938)
NET ASSETS — 100.0%		$207,381,331

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
December 31, 2015 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

China	32.8%
South Korea	23.4%
India	12.2%
Taiwan	11.1%
Thailand	7.7%
Money Market Funds	5.0%
Singapore	4.1%
Philippines	2.0%
Malaysia	0.9%
Indonesia	0.9%
Other Assets and Liabilities	(0.1)%
100.0%

†	All or a portion of this security is considered illiquid. At December 31, 2015, the total market value of securities considered illiquid was $4,562,926 or 2.2% of net assets.
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,654,735,134	$100,381,702	$249,028,939	$132,134,632
Net unrealized appreciation	718,321,945	19,287,725	51,690,579	30,968,319
Total investments, at market value	2,373,057,079	119,669,427	300,719,518	163,102,951
Foreign Currency (Cost of $—, $—, $30,271 and $—, respectively)	—	—	30,378	—
Receivables:
Investment securities sold	4,016,019	—	—	—
Fund shares sold	2,954,917	4,612	2,123,603	336,392
Interest and dividends	1,364,706	345,083	230,204	566,013
Prepaid expenses and other assets	119,632	40,075	51,801	46,653
Total Assets	2,381,512,353	120,059,197	303,155,504	164,052,009
LIABILITIES
Payables:
Investment securities purchased	2,929,078	—	—	—
Fund shares redeemed	2,980,852	506,056	141,626	449,940
Accrued Liabilities:
Investment advisory fees	1,223,406	66,165	152,781	86,016
Administration, accounting, and transfer agent fees	250,296	16,162	31,673	19,978
Custodian fees	20,269	3,255	5,800	1,815
Service fees	272,650	16,540	36,333	19,254
Business management fees	101,951	5,514	12,732	7,168
Distribution fees	24,248	679	6,561	1,839
Other liabilities	40,958	15,891	18,014	16,174
Total Liabilities	7,843,708	630,262	405,520	602,184
NET ASSETS	$2,373,668,645	$119,428,935	$302,749,984	$163,449,825
COMPONENTS OF NET ASSETS
Paid-in capital	$1,659,355,498	$107,255,606	$258,718,727	$133,362,516
Undistributed (Accumulated) net investment income (loss)	(2,984,495)	1,028,356	11,577	(77,154)
Accumulated net realized gain (loss)	(1,024,303)	(8,142,752)	(7,671,028)	(803,856)
Unrealized appreciation on investments	718,321,945	19,287,725	51,690,579	30,968,319
Unrealized appreciation – foreign receivables	—	—	129	—
NET ASSETS	$2,373,668,645	$119,428,935	$302,749,984	$163,449,825
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$258,369,064	$12,738	$17,245,647	$17,885,783
Shares outstanding (unlimited shares authorized)	13,275,918	917	1,117,837	1,454,212
Net asset value per share	$19.46	$13.89	$15.43	$12.30
Investor Shares:
Net assets	$2,077,177,166	$118,383,011	$275,361,322	$142,803,168
Shares outstanding (unlimited shares authorized)	107,212,850	8,516,663	17,869,560	11,617,103
Net asset value per share	$19.37	$13.90	$15.41	$12.29
Advisor Shares:
Net assets	$38,122,415	$1,033,186	$10,143,015	$2,760,874
Shares outstanding (unlimited shares authorized)	2,041,305	73,738	657,447	224,905
Net asset value per share	$18.68	$14.01	$15.43	$12.28

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	MULTI-
	GROWTH	GROWTH	FUNDAMENTAL	STRATEGY
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$236,603,484	$194,102,187	$765,458,950	$85,969
Total investments – affiliated, at cost (Note 3)	—	—	—	2,952,443
Total cost of investments	236,603,484	194,102,187	765,458,950	3,038,412
Net unrealized appreciation – unaffiliated	74,148,371	73,102,618	76,096,050	—
Net unrealized depreciation – affiliated (Note 3)	—	—	—	(97,747)
Total unrealized appreciation (depreciation)	74,148,371	73,102,618	76,096,050	(97,747)
Total investments, at market value	310,751,855	267,204,805	841,555,000	2,940,665
Foreign Currency (Cost of $22,906, $—, $— and $—, respectively)	22,987	—	—	—
Receivables:
Investment securities sold	—	—	—	—
Fund shares sold	2,454,938	848,337	4,687,170	1,087
Interest and dividends	195,933	115,199	1,393,686	6
Expense Reimbursement due from Adviser, net	—	—	—	1,978
Prepaid expenses and other assets	38,738	39,026	75,322	19,919
Total Assets	313,464,451	268,207,367	847,711,178	2,963,655
LIABILITIES
Payables:
Investment securities purchased	3,445,416	501,348	—	—
Fund shares redeemed	115,051	585,128	2,336,966	—
Distributions	—	—	—	—
Accrued Liabilities:
Investment advisory fees, net	154,408	198,623	619,527	—
Administration, accounting, and transfer agent fees	28,353	27,979	96,044	323
Custodian fees	1,137	3,211	10,814	517
Service fees	28,267	33,402	96,439	—
Business management fees	12,867	11,684	36,443	125
Distribution fees	124,918	3,478	34,072	—
Other liabilities	5,176	16,034	1,782	11,284
Total Liabilities	3,915,593	1,380,887	3,232,087	12,249
NET ASSETS	$309,548,858	$266,826,480	$844,479,091	$2,951,406
COMPONENTS OF NET ASSETS
Paid-in capital	$244,460,386	$190,747,426	$771,668,533	$3,047,654
Accumulated net investment income (loss)	(932,263)	(1,379,397)	(724,813)	(5,362)
Accumulated net realized gain (loss)	(8,127,717)	4,355,833	(2,560,679)	6,861
Unrealized appreciation (depreciation) on investments	74,148,371	73,102,618	76,096,050	(97,747)
Unrealized appreciation – foreign receivables	81	—	—	—
NET ASSETS	$309,548,858	$266,826,480	$844,479,091	$2,951,406
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$82,233,264	$12,878,024	$104,413,022	$2,951,406
Shares outstanding (unlimited shares authorized)	5,218,486	424,077	4,805,044	304,810
Net asset value per share	$15.76	$30.37	$21.73	$9.68
Investor Shares:
Net assets	$17,493,176	$248,066,949	$687,800,827	$—
Shares outstanding (unlimited shares authorized)	1,116,758	16,268,090	31,657,079	—
Net asset value per share	$15.66	$15.25	$21.73	$—
Advisor Shares:
Net assets	$209,822,418	$5,881,507	$52,265,242	$—
Shares outstanding (unlimited shares authorized)	13,516,636	401,555	2,413,533	—
Net asset value per share	$15.52	$14.65	$21.66	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	INTERMEDIATE	TOTAL	STRATEGIC
	LEADERS	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$18,387,049	$112,852,750	$85,052,379	$59,817,385
Total investments – affiliated, at cost (Note 3)	—	37,384,761	—	—
Total cost of investments	18,387,049	150,237,511	85,052,379	59,817,385
Net unrealized appreciation (depreciation) – unaffiliated	770,102	(277,592)	(869,963)	(735,756)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	(555,101)	—	—
Total unrealized appreciation (depreciation)	770,102	(832,693)	(869,963)	(735,756)
Total investments, at market value	19,157,151	149,404,818	84,182,416	59,081,629
Deposit at broker – futures contracts (Note 7)	—	—	135,809	150,633
Gross Unrealized Appreciation – futures contracts (Note 7)	—	—	97,330	16,706
Receivables:
Investment securities sold	—	1,742	—	—
Fund shares sold	1,202,800	964,454	129,205	1,287
Interest and dividends	5,147	642,820	527,408	402,905
Prepaid expenses and other assets	31,640	28,849	31,007	31,798
Total Assets	20,396,738	151,042,683	85,103,175	59,684,958
LIABILITIES
Gross Unrealized Depreciation – futures contracts (Note 7)	—	—	—	—
Payables:
Investment securities purchased	1,320,520	—	6,947,098	14,883,420
Fund shares redeemed	—	286,012	—	37,506
Distributions	—	—	—	—
Accrued Liabilities:
Investment advisory fees, net	1,266	29,653	19,725	14,172
Administration, accounting, and transfer agent fees	907	19,083	10,840	8,971
Custodian fees	10,126	1,824	2,391	1,876
Service fees	1,968	6,511	63	1,968
Business management fees	656	6,511	3,287	1,968
Distribution fees	—	5,790	—	835
Other liabilities	13,361	16,242	13,416	13,367
Total Liabilities	1,348,804	371,626	6,996,820	14,964,083
NET ASSETS	$19,047,934	$150,671,057	$78,106,355	$44,720,875
COMPONENTS OF NET ASSETS
Paid-in capital	$18,870,016	152,590,908	$80,243,199	$48,590,664
Accumulated net investment income (loss)	4,902	(228,041)	(74,940)	(169,881)
Accumulated net realized gain (loss)	(596,945)	(859,117)	(1,289,271)	(2,980,858)
Unrealized appreciation (depreciation) on investments	770,102	(832,693)	(869,963)	(735,756)
Unrealized depreciation – foreign receivables	(141)	—	—	—
Unrealized appreciation – futures contracts (Note 7)	—	—	97,330	16,706
NET ASSETS	$19,047,934	$150,671,057	$78,106,355	$44,720,875
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$76,641,954	$—
Shares outstanding (unlimited shares authorized)	—	—	7,845,391	—
Net asset value per share	$—	$—	$9.77	$—
Investor Shares:
Net assets	$19,047,934	$141,573,570	$1,464,401	$43,857,051
Shares outstanding (unlimited shares authorized)	1,926,422	13,464,218	149,913	4,676,196
Net asset value per share	$9.89	$10.51	$9.77	$9.38
Advisor Shares:
Net assets	$—	$9,097,487	$—	$863,824
Shares outstanding (unlimited shares authorized)	—	882,819	—	92,047
Net asset value per share	$—	$10.31	$—	$9.38

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2015 (Unaudited)

				BROWN
	BROWN	BROWN	BROWN	ADVISORY –
	ADVISORY	ADVISORY	ADVISORY	WMC
	MARYLAND	TAX EXEMPT	MORTGAGE	STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
ASSETS
Investments:
Total investments, at cost	$184,494,815	$219,929,092	$394,255,407	$1,115,799,391
Net unrealized appreciation (depreciation)	2,740,215	1,892,311	(1,848,425)	7,455,586
Total investments, at market value	187,235,030	221,821,403	392,406,982	1,123,254,977
Receivables:
Investment securities sold	—	—	9,012,756	—
Fund shares sold	91,646	1,358,750	25,000	4,183,259
Interest and dividends	2,548,096	2,398,896	1,286,965	460,345
Prepaid expenses and other assets	7,332	19,723	34,780	378,240
Total Assets	189,882,104	225,598,772	402,766,483	1,128,276,821
LIABILITIES
Payables:
Investment securities purchased	25,329	135,035	65,970,355	—
Fund shares redeemed	1,502,456	379,877	—	557,229
Distributions	266,944	381,364	—	—
Accrued Liabilities:
Investment advisory fees	47,991	56,413	82,359	853,218
Administration, accounting, and transfer agent fees	28,750	30,050	41,982	114,094
Custodian fees	1,751	1,971	3,422	61,418
Service fees	7,998	9,402	85	1,556
Business management fees	7,998	9,402	13,726	47,401
Distribution fees	—	—	—	549
Other liabilities	17,942	16,776	14,103	59,195
Total Liabilities	1,907,159	1,020,290	66,126,032	1,694,660
NET ASSETS	$187,974,945	$224,578,482	$336,640,451	$1,126,582,161
COMPONENTS OF NET ASSETS
Paid-in capital	$185,310,960	$224,766,026	$339,150,197	$1,141,634,714
Accumulated net investment income (loss)	(26)	(399)	(494,809)	(845,498)
Accumulated net realized gain (loss)	(76,204)	(2,079,456)	(166,512)	(21,627,820)
Unrealized appreciation (depreciation) on investments	2,740,215	1,892,311	(1,848,425)	7,455,586
Unrealized depreciation – foreign receivables	—	—	—	(34,821)
NET ASSETS	$187,974,945	$224,578,482	$336,640,451	$1,126,582,161
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$334,930,423	$1,113,788,197
Shares outstanding (unlimited shares authorized)	—	—	33,494,794	109,610,377
Net asset value per share	$—	$—	$10.00	$10.16
Investor Shares:
Net assets	$187,974,945	$224,578,482	$1,710,028	$11,870,347
Shares outstanding (unlimited shares authorized)	17,556,270	22,399,791	170,964	1,166,930
Net asset value per share	$10.71	$10.03	$10.00	$10.17
Advisor Shares:
Net assets	$—	$—	$—	$923,617
Shares outstanding (unlimited shares authorized)	—	—	—	91,141
Net asset value per share	$—	$—	$—	$10.13

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2015 (Unaudited)

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
ASSETS
Investments:
Total investments, at cost	$2,097,808,769	$426,646,532	$212,291,135
Net unrealized appreciation (depreciation)	116,938,946	(53,491,348)	(4,624,866)
Total investments, at market value	2,214,747,715	373,155,184	207,666,269
Foreign Currency (Cost of $—, $200,740, $102,227, respectively)	—	199,732	102,477
Deposit at broker – futures contracts (Note 7)	3,586,723	—	—
Gross unrealized appreciation – futures contracts (Note 7)	—	—	—
Gross unrealized appreciation –
forward foreign currency contracts (Note 6)	148,008	—	—
Receivables:
Investment securities sold	8,816,895	—	840,645
Fund shares sold	10,897,758	2,363,251	1,537,510
Interest and dividends	2,794,345	1,260,518	324,715
Prepaid expenses and other assets	50,306	120,554	35,206
Total Assets	2,241,041,750	377,099,239	210,506,822
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 7)	945,626	—	—
Gross unrealized depreciation –
forward foreign currency contracts (Note 6)	16,164,509	—	—
Payables:
Investment securities purchased	3,497,181	23,648	293,392
Fund shares redeemed	15,664,270	3,070,872	2,479,507
Accrued Liabilities:
Investment advisory fees	2,052,454	285,439	217,561
Administration, accounting, and transfer agent fees	247,420	47,058	27,766
Custodian fees	73,537	139,679	86,608
Service fees	4,889	21,493	839
Business management fees	102,623	15,858	8,702
Distribution fees	1,224	592	—
Other liabilities	157,736	24,872	11,116
Total Liabilities	38,911,469	3,629,511	3,125,491
NET ASSETS	$2,202,130,281	$373,469,728	$207,381,331
COMPONENTS OF NET ASSETS
Paid-in capital	$2,235,522,767	$448,380,557	$223,371,680
Accumulated net investment income (loss)	(15,538,184)	495,987	(300,604)
Accumulated net realized gain (loss)	(117,719,704)	(21,898,927)	(11,063,200)
Unrealized appreciation (depreciation) on investments	116,938,946	(53,491,348)	(4,624,866)
Unrealized depreciation – futures contracts (Note 7)	(945,626)	—	—
Unrealized depreciation – forward foreign currency contracts (Note 6)	(16,016,501)	—	—
Unrealized appreciation (depreciation) – foreign receivables	(111,417)	(16,541)	(1,679)
NET ASSETS	$2,202,130,281	$373,469,728	$207,381,331
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$2,165,448,796	$201,671,115	$200,613,599
Shares outstanding (unlimited shares authorized)	199,111,255	24,437,939	20,605,303
Net asset value per share	$10.88	$8.25	$9.74
Investor Shares:
Net assets	$35,371,064	$171,424,913	$6,767,732
Shares outstanding (unlimited shares authorized)	3,255,018	20,804,804	696,362
Net asset value per share	$10.87	$8.24	$9.72
Advisor Shares:
Net assets	$1,310,421	$373,700	$—
Shares outstanding (unlimited shares authorized)	120,850	45,182	—
Net asset value per share	$10.84	$8.27	$—
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$7,359,367	$1,737,804	$2,242,919	$3,137,222
Less: foreign taxes withheld	—	(34,358)	(26,613)	(27,859)
Interest Income	17,175	1,377	3,698	1,970
Total investment income	7,376,542	1,704,823	2,220,004	3,111,333
EXPENSES
Investment advisory fees	7,285,638	444,883	876,760	564,743
Service fees	1,626,303	111,211	214,159	127,663
Business management fees	607,137	37,074	73,063	47,062
Administration, accounting, and transfer agent fees	456,568	29,863	56,518	37,681
Miscellaneous expenses	114,877	7,148	12,701	9,577
Professional fees	69,225	13,354	16,405	14,198
Trustee fees and expenses	54,039	3,492	6,392	4,385
Distribution fees	50,727	1,388	13,597	3,754
Custodian fees	38,617	4,909	7,151	3,307
Registration fees	35,134	21,445	27,059	21,892
Insurance fees	22,772	1,575	2,613	1,892
Interest expense	—	80	—	—
Total Expenses	10,361,037	676,422	1,306,418	836,154
NET INVESTMENT INCOME (LOSS)	(2,984,495)	1,028,401	913,586	2,275,179
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	54,149,797	(6,717,199)	(6,891,575)	(1,892,181)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,989,163)	(8,006,352)	(916,226)	(8,495,016)
Foreign receivables	—	—	440	—
Net change in unrealized appreciation (depreciation)	(3,989,163)	(8,006,352)	(915,786)	(8,495,016)
NET REALIZED AND UNREALIZED GAIN (LOSS)	50,160,634	(14,723,551)	(7,807,361)	(10,387,197)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$47,176,139	$(13,695,150)	$(6,893,775)	$(8,112,018)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	MULTI-
	GROWTH	GROWTH	FUNDAMENTAL	STRATEGY
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$849,762	$732,893	$6,931,500	$—
Dividend income – affiliated (Note 3)	—	—	—	30,856
Less: foreign taxes withheld	(9,668)	(6,338)	—	—
Interest Income	2,874	3,879	7,358	23
Total investment income	842,968	730,434	6,938,858	30,879
EXPENSES
Investment advisory fees	798,278	1,177,422	3,659,095	4,213
Distribution fees	222,646	7,264	69,122	—
Service fees	143,971	198,329	582,059	—
Business management fees	66,523	69,260	215,241	702
Administration, accounting, and transfer agent fees	50,436	52,804	172,586	573
Registration fees	29,947	25,377	49,982	11,678
Professional fees	15,473	16,263	30,921	9,366
Miscellaneous expenses	6,810	12,081	42,219	1,898
Trustee fees and expenses	5,426	6,219	19,428	60
Custodian fees	3,941	5,591	18,260	998
Insurance fees	2,006	2,609	8,122	11
Total Expenses	1,345,457	1,573,219	4,867,035	29,499
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(14,051)
Net Expenses	1,345,457	1,573,219	4,867,035	15,448
NET INVESTMENT INCOME (LOSS)	(502,489)	(842,785)	2,071,823	15,431
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	4,646,131	20,231,302	4,923,914	—
Investments – affiliated (Note 3)	—	—	—	—
Capital gain distribution from other RIC – affiliated (Note 3)	—	—	—	26,365
Net realized gain (loss)	4,646,131	20,231,302	4,923,914	26,365
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	7,645,252	(22,743,812)	(57,815,105)	—
Investments – affiliated (Note 3)	—	—	—	(129,510)
Foreign receivables	205	—	—	—
Net change in unrealized appreciation (depreciation)	7,645,457	(22,743,812)	(57,815,105)	(129,510)
NET REALIZED AND UNREALIZED GAIN (LOSS)	12,291,588	(2,512,510)	(52,891,191)	(103,145)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$11,789,099	$(3,355,295)	$(50,819,368)	$(87,714)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Period / Six Months Ended December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	INTERMEDIATE	TOTAL	STRATEGIC
	LEADERS	INCOME	RETURN	BOND
	FUND*	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$34,149	$—	$7,445	$35,182
Dividend income – affiliated (Note 3)	—	448,348	—	—
Less: foreign taxes withheld	(1,495)	—	—	—
Interest Income	174	1,395,052	1,280,607	1,089,138
Total investment income	32,828	1,843,400	1,288,052	1,124,320
EXPENSES
Investment advisory fees	21,356	229,918	121,729	106,732
Custodian fees	18,300	3,248	3,313	1,387
Registration fees	9,516	19,111	17,991	19,909
Professional fees	9,242	13,259	11,438	10,750
Service fees	4,928	38,320	1,468	13,342
Miscellaneous expenses	2,395	8,477	7,284	7,425
Business management fees	1,643	38,320	20,288	13,342
Administration, accounting, and transfer agent fees	1,449	35,295	22,072	17,291
Insurance fees	183	1,400	800	561
Trustee fees and expenses	92	3,449	1,839	1,253
Distribution fees	—	11,771	—	1,849
Interest expense	—	—	—	299
Total Expenses	69,104	402,568	208,222	194,140
Expenses waived by adviser – expense cap (Note 3)	(41,178)	—	—	(5,510)
Expenses waived by adviser – investments in affiliates (Note 3)	—	(53,415)	—	—
Net Expenses	27,926	349,153	208,222	188,630
NET INVESTMENT INCOME (LOSS)	4,902	1,494,247	1,079,830	935,690
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(596,945)	(829,084)	(363,687)	(1,759,661)
Investments – affiliated (Note 3)	—	—	—	—
Futures contracts (Note 7)	—	—	60,669	54,590
Capital gain distribution from other RIC – affiliated (Note 3)	—	139,069	—	—
Net realized gain (loss)	(596,945)	(690,015)	(303,018)	(1,705,071)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	515,491	143,067	(350,438)	73,729
Investments – affiliated (Note 3)	—	(251,982)	—
Foreign receivables	(141)	—	—	—
Futures contracts (Note 7)	—	—	237,028	43,112
Net change in unrealized appreciation (depreciation)	515,350	(108,915)	(113,410)	116,841
NET REALIZED AND UNREALIZED GAIN (LOSS)	(81,595)	(798,930)	(416,428)	(1,588,230)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(76,693)	$695,317	$663,402	$(652,540)

*	Commenced operations on July 1, 2015. Information presented is for the period from July 1, 2015 (end of day) to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2015 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY –
	MARYLAND	TAX EXEMPT	MORTGAGE	WMC STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$4,345,213
Less: foreign taxes withheld	—	—	—	(473,247)
Interest Income	2,443,972	3,074,549	3,530,641	4,519
Total investment income	2,443,972	3,074,549	3,530,641	3,876,485
EXPENSES
Investment advisory fees	293,992	337,769	404,026	3,954,624
Administration, accounting, and transfer agent fees	51,803	55,877	74,573	172,108
Service fees	48,999	56,295	5,737	18,309
Business management fees	48,999	56,295	67,338	219,701
Professional fees	14,427	15,147	15,564	31,555
Miscellaneous expenses	9,260	11,050	8,831	59,362
Trustee fees and expenses	4,482	5,179	5,730	19,778
Registration fees	3,803	13,059	18,903	92,584
Custodian fees	3,390	3,911	7,646	149,685
Insurance fees	1,854	2,076	756	2,467
Distribution fees	—	—	—	1,208
Total Expenses	481,009	556,658	609,104	4,721,381
NET INVESTMENT INCOME (LOSS)	1,962,963	2,517,891	2,921,537	(844,896)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	944,810	(669,269)	54,357	(6,983,720)
Futures contracts (Note 7)	—	—	—	(1,711,587)
Forward foreign currency contracts (Note 6)	—	—	—	(82,499)
Net realized gain (loss)	944,810	(669,269)	54,357	(8,777,806)
Net change in unrealized appreciation (depreciation) on:
Investments	1,034,514	2,865,992	(897,605)	(3,573,099)
Foreign receivables	—	—	—	(11,628)
Net change in unrealized appreciation (depreciation)	1,034,514	2,865,992	(897,605)	(3,584,727)
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,979,324	2,196,723	(843,248)	(12,362,533)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,942,287	$4,714,614	$2,078,289	$(13,207,429)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2015 (Unaudited)

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMSERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
INVESTMENT INCOME
Dividend income	$16,841,023	$4,858,839	$1,465,655
Less: foreign taxes withheld	(1,684,102)	(708,381)	(173,216)
Interest Income	43,119	6,694	3,180
Total investment income	15,200,040	4,157,152	1,295,619
EXPENSES
Investment advisory fees	11,288,038	1,754,012	1,295,049
Business management fees	564,402	97,445	51,802
Administration, accounting, and transfer agent fees	430,124	80,740	45,688
Custodian fees	202,274	285,165	138,523
Miscellaneous expenses	134,910	27,339	11,800
Registration fees	61,198	42,237	22,903
Professional fees	65,539	19,665	14,392
Trustee fees and expenses	50,715	9,223	1,992
Service fees	25,029	118,552	12,079
Insurance fees	15,014	3,888	1,995
Distribution fees	2,296	1,138	—
Total Expenses	12,839,539	2,439,404	1,596,223
NET INVESTMENT INCOME (LOSS)	2,360,501	1,717,748	(300,604)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(41,390,879)	(14,247,679)	(10,633,919)
Futures contracts (Note 7)	(9,799,451)	—	—
Forward foreign currency contracts (Note 6)	(58,604,892)	—	—
Net realized gain (loss)	(109,795,222)	(14,247,679)	(10,633,919)
Net change in unrealized appreciation (depreciation) on:
Investments	(43,640,344)	(50,834,228)	(18,451,434)
Futures contracts (Note 7)	336,271	—	—
Forward foreign currency contracts (Note 6)	3,042,666	—	—
Foreign receivables	(36,880)	8,727	(2,822)
Net change in unrealized appreciation (depreciation)	(40,298,287)	(50,825,501)	(18,454,256)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(150,093,509)	(65,073,180)	(29,088,175)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(147,733,008)	$(63,355,432)	$(29,388,779)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015
OPERATIONS
Net investment income (loss)	$(2,984,495)	$(1,287,032)	$1,028,401	$2,873,324
Net realized gains (losses)	54,149,797	142,498,453	(6,717,199)	20,505,998
Net change in unrealized appreciation (depreciation)	(3,989,163)	95,329,685	(8,006,352)	(28,872,930)
Increase (Decrease) in Net Assets from Operations	47,176,139	236,541,106	(13,695,150)	(5,493,608)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(212)	(835)
Investor Shares	—	—	(1,748,361)	(3,161,833)
Advisor Shares	—	—	(12,194)	(16,853)
Net realized gain:
Institutional Shares	(16,080,264)	(7,762,347)	(1,575)	(1,614)
Investor Shares	(130,457,400)	(69,561,007)	(15,946,009)	(6,779,611)
Advisor Shares	(2,441,644)	(1,508,212)	(129,102)	(45,355)
Total Distributions to Shareholders	(148,979,308)	(78,831,566)	(17,837,453)	(10,006,101)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	17,693,219	67,603,650	—	43,422
Investor Shares	138,836,472	259,807,081	1,443,413	13,675,935
Advisor Shares	2,212,550	3,854,264	—	58,887
Reinvestment of distributions:
Institutional Shares	13,324,394	7,222,086	1,574	1,614
Investor Shares	117,886,619	62,066,866	8,194,017	4,242,468
Advisor Shares	2,377,708	1,473,353	109,569	51,115
Redemption of shares:
Institutional Shares	(20,997,133)	(65,507,889)	—	(40,675)
Investor Shares	(233,537,729)	(814,445,647)	(26,772,713)	(77,385,552)
Advisor Shares	(9,334,244)	(12,071,342)	(19,818)	(457,798)
Redemption fees:
Institutional Shares	—	139	—	—
Investor Shares	235	2,014	—	—
Advisor Shares	7	47	—	106
Increase (Decrease) from Capital Share Transactions	28,462,098	(489,995,378)	(17,043,958)	(59,810,478)
Increase (Decrease) in Net Assets	(73,341,071)	(332,285,838)	(48,576,561)	(75,310,187)
NET ASSETS
Beginning of year / period	2,447,009,716	2,779,295,554	168,005,496	243,315,683
End of year / period	$2,373,668,645	$2,447,009,716	$119,428,935	$168,005,496
Undistributed (Accumulated) net investment income (loss)	$(2,984,495)	$—	$1,028,356	$1,760,722
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	855,467	3,477,138	—	2,358
Investor Shares	6,866,043	13,244,976	88,000	751,004
Advisor Shares	112,603	204,051	—	3,309
Reinvestment of distributions:
Institutional Shares	691,458	369,039	113	91
Investor Shares	6,143,128	3,179,655	587,890	240,913
Advisor Shares	128,525	77,914	7,810	2,883
Redemption of shares:
Institutional Shares	(1,014,916)	(3,331,028)	—	(2,425)
Investor Shares	(11,584,453)	(41,587,352)	(1,681,703)	(4,361,257)
Advisor Shares	(474,657)	(634,323)	(1,198)	(25,841)
Increase (Decrease) from Share Transactions	1,723,198	(24,999,930)	(999,088)	(3,388,965)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE EQUITY FUND		EQUITY INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015
OPERATIONS
Net investment income	$913,586	$1,422,084	$2,275,179	$4,175,538
Net realized gains (losses)	(6,891,575)	2,577,056	(1,892,181)	4,209,370
Net change in unrealized appreciation (depreciation)	(915,786)	11,769,398	(8,495,016)	(3,425,774)
Increase (Decrease) in Net Assets from Operations	(6,893,775)	15,768,538	(8,112,018)	4,959,134
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(118,078)	(672)	(253,190)	(393,937)
Investor Shares	(1,585,339)	(980,117)	(2,064,407)	(3,734,830)
Advisor Shares	(24,797)	(20,673)	(34,736)	(56,365)
Net realized gain:
Institutional Shares	—	—	(188,209)	(823,551)
Investor Shares	—	—	(1,567,845)	(8,462,343)
Advisor Shares	—	—	(29,616)	(144,101)
Total Distributions to Shareholders	(1,728,214)	(1,001,462)	(4,138,003)	(13,615,127)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,555,852	4,491,198	535,000	425,083
Investor Shares	54,284,965	126,514,218	5,103,522	24,779,203
Advisor Shares	693,592	4,346,413	—	232,804
Reinvestment of distributions:
Institutional Shares	7	—	370,694	1,111,862
Investor Shares	528,062	371,990	1,222,622	5,450,611
Advisor Shares	22,944	19,373	56,758	184,935
Redemption of shares:
Institutional Shares	(53,400)	(3,560,985)	—	(307,761)
Investor Shares	(40,207,952)	(34,603,086)	(35,624,537)	(19,832,624)
Advisor Shares	(1,800,782)	(8,570,686)	(247,573)	(437,250)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	62	852	—	—
Advisor Shares	2	—	—	—
Increase (Decrease) from Capital Share Transactions	27,023,352	89,009,287	(28,583,514)	11,606,863
Increase (Decrease) in Net Assets	18,401,363	103,776,363	(40,833,535)	2,950,870
NET ASSETS
Beginning of year / period	284,348,621	180,572,258	204,283,360	201,332,490
End of year / period	$302,749,984	$284,348,621	$163,449,825	$204,283,360
Undistributed (Accumulated) net investment income (loss)	$11,577	$826,205	$(77,154)	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	855,046	286,808	43,640	31,623
Investor Shares	3,502,340	8,056,850	403,048	1,827,033
Advisor Shares	44,899	276,507	—	17,249
Reinvestment of distributions:
Institutional Shares	—	—	30,186	82,255
Investor Shares	33,721	23,062	99,872	403,046
Advisor Shares	1,464	1,201	4,633	13,700
Redemption of shares:
Institutional Shares	(3,537)	(231,546)	—	(22,576)
Investor Shares	(2,567,867)	(2,175,833)	(2,824,415)	(1,463,547)
Advisor Shares	(115,748)	(555,109)	(19,801)	(32,018)
Increase (Decrease) from Share Transactions	1,750,318	5,681,940	(2,262,837)	856,765

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015
OPERATIONS
Net investment loss	$(502,489)	$(817,352)	$(842,785)	$(1,823,234)
Net realized gains	4,646,131	17,678,513	20,231,302	38,675,691
Net change in unrealized appreciation (depreciation)	7,645,457	9,157,231	(22,743,812)	(4,311,804)
Increase (Decrease) in Net Assets from Operations	11,789,099	26,018,392	(3,355,295)	32,540,653
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(3,716,752)	(655,994)	(1,946,062)	(978,695)
Investor Shares	(732,739)	(998,289)	(37,656,440)	(30,219,392)
Advisor Shares	(9,527,397)	(2,685,927)	(819,957)	(686,814)
Total Distributions to Shareholders	(13,976,888)	(4,340,210)	(40,422,459)	(31,884,901)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	18,041,205	43,518,158	1,254,341	5,495,343
Investor Shares	10,668,881	6,918,710	18,134,217	18,679,499
Advisor Shares	78,844,528	10,366,384	1,399,494	1,729,263
Reinvestment of distributions:
Institutional Shares	2,354,247	523,469	1,258,905	867,109
Investor Shares	538,649	577,035	22,013,906	17,079,397
Advisor Shares	8,931,713	2,496,115	565,945	522,789
Redemption of shares:
Institutional Shares	(5,709,340)	(9,300,080)	(397,874)	(2,442,148)
Investor Shares	(4,801,923)	(48,880,467)	(13,757,998)	(58,853,998)
Advisor Shares	(13,536,164)	(21,536,336)	(1,481,347)	(3,203,139)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	59	—	233
Advisor Shares	217	463	189	—
Increase (Decrease) from Capital Share Transactions	95,332,013	(15,316,490)	28,989,778	(20,125,652)
Increase (Decrease) in Net Assets	93,144,224	6,361,692	(14,787,976)	(19,469,900)
NET ASSETS
Beginning of year / period	216,404,634	210,042,942	281,614,456	301,084,356
End of year / period	$309,548,858	$216,404,634	$266,826,480	$281,614,456
Accumulated net investment loss	$(932,263)	$(429,774)	$(1,379,397)	$(536,612)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,104,447	2,737,848	35,812	164,079
Investor Shares	658,202	469,873	1,076,033	1,066,313
Advisor Shares	4,916,424	675,203	88,334	102,159
Reinvestment of distributions:
Institutional Shares	150,527	35,538	41,977	26,324
Investor Shares	34,640	39,334	1,461,747	1,031,365
Advisor Shares	579,605	171,201	39,112	32,776
Redemption of shares:
Institutional Shares	(357,025)	(605,631)	(11,285)	(69,833)
Investor Shares	(293,845)	(3,121,284)	(811,805)	(3,366,097)
Advisor Shares	(845,696)	(1,472,472)	(91,693)	(188,820)
Increase (Decrease) from Share Transactions	5,947,279	(1,070,390)	1,828,232	(1,201,734)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		MULTI-STRATEGY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Period Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015 *
OPERATIONS
Net investment income (loss)	$2,071,823	$1,918,449	$15,431	$(8,431)
Net realized gains	4,923,914	32,140,185	26,365	2,407
Net change in unrealized appreciation (depreciation)	(57,815,105)	(8,864,807)	(129,510)	31,763
Increase (Decrease) in Net Assets from Operations	(50,819,368)	25,193,827	(87,714)	25,739
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(484,047)	(194,841)	(10,556)	(2,394)
Investor Shares	(2,277,048)	(2,670,756)	—	—
Advisor Shares	(35,541)	(125,977)	—	—
Net realized gain:
Institutional Shares	(2,038,801)	(1,600,207)	(21,323)	—
Investor Shares	(14,082,090)	(28,747,296)	—	—
Advisor Shares	(1,069,410)	(1,814,795)	—	—
Total Distributions to Shareholders	(19,986,937)	(35,153,872)	(31,879)	(2,394)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	39,573,986	59,718,016	745,995	3,213,113
Investor Shares	79,302,959	268,908,004	—	—
Advisor Shares	4,920,351	45,406,706	—	—
Reinvestment of distributions:
Institutional Shares	1,826,895	1,724,030	15,316	1,862
Investor Shares	9,736,248	17,869,434	—	—
Advisor Shares	1,084,680	1,911,251	—	—
Redemption of shares:
Institutional Shares	(5,412,518)	(4,249,966)	(9,534)	(919,098)
Investor Shares	(90,523,511)	(97,894,196)	—	—
Advisor Shares	(7,805,269)	(9,586,430)	—	—
Redemption fees:
Institutional Shares	101	15	—	—
Investor Shares	966	1,692	—	—
Advisor Shares	140	1,622	—	—
Increase (Decrease) from Capital Share Transactions	32,705,028	283,810,178	751,777	2,295,877
Increase (Decrease) in Net Assets	(38,101,277)	273,850,133	632,184	2,319,222
NET ASSETS
Beginning of year / period	882,580,368	608,730,235	2,319,222	—
End of year / period	$844,479,091	$882,580,368	$2,951,406	$2,319,222
Undistributed (Accumulated) net investment income (loss)	$(724,813)	$—	$(5,362)	$(10,237)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,741,988	2,510,304	73,925	320,283
Investor Shares	3,506,368	11,368,688	—	—
Advisor Shares	215,435	1,923,210	—	—
Reinvestment of distributions:
Institutional Shares	83,740	73,145	1,579	185
Investor Shares	447,800	758,465	—	—
Advisor Shares	50,227	81,364	—	—
Redemption of shares:
Institutional Shares	(239,635)	(179,005)	(966)	(90,196)
Investor Shares	(4,008,104)	(4,131,656)	—	—
Advisor Shares	(346,903)	(406,882)	—	—
Increase (Decrease) from Share Transactions	1,450,916	11,997,633	74,538	230,272

*	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	GLOBAL LEADERS FUND	INTERMEDIATE INCOME FUND
	Period Ended	Six Months Ended
	December 31,	December 31,	Year Ended
	2015*	2015	June 30,
	(Unaudited)	(Unaudited)	2015
OPERATIONS
Net investment income (loss)	$4,902	$1,494,247	$3,167,470
Net realized gains	(596,945)	(690,015)	1,131,585
Net change in unrealized appreciation (depreciation)	515,350	(108,915)	(2,404,862)
Increase (Decrease) in Net Assets from Operations	(76,693)	695,317	1,894,193
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	—	(1,448,131)	(3,342,529)
Advisor Shares	—	(83,923)	(190,222)
Net realized gain:
Investor Shares	—	(773,068)	—
Advisor Shares	—	(49,906)	—
Total Distributions to Shareholders	—	(2,355,028)	(3,532,751)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	9,520,363	17,294,823	29,017,096
Advisor Shares	—	6,918	29,024
Reinvestment of distributions:
Investor Shares	—	926,461	742,197
Advisor Shares	—	85,885	117,261
Redemption of shares:
Investor Shares	(430,766)	(15,093,447)	(95,596,082)
Advisor Shares	—	(503,235)	(3,041,900)
Redemption fees:
Investor Shares	—	3	66
Advisor Shares	—	—	—
Shares issued in connection with the acquisition of
Brown Advisory Opportunity Fund:
Investor Shares	10,035,030	—	—
Increase (Decrease) from Capital Share Transactions	19,124,627	2,717,408	(68,732,338)
Increase (Decrease) in Net Assets	19,047,934	1,057,697	(70,370,896)
NET ASSETS
Beginning of year / period	—	149,613,360	219,984,256
End of year / period	$19,047,934	$150,671,057	$149,613,360
Undistributed (Accumulated) net investment income (loss)	$4,902	$(228,041)	$(190,234)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	975,169	1,625,524	2,702,238
Advisor Shares	—	663	2,759
Reinvestment of distributions:
Investor Shares	—	87,620	69,244
Advisor Shares	—	8,275	11,158
Redemption of shares:
Investor Shares	(43,140)	(1,422,290)	(8,904,829)
Advisor Shares	—	(48,235)	(289,204)
Shares issued in connection with the acquisition of
Brown Advisory Opportunity Fund:
Investor Shares	994,393	—	—
Increase (Decrease) from Share Transactions	1,926,422	251,557	(6,408,634)

*	Commenced operations on July 1, 2015. The information presented is for the period from July 1, 2015 (end of day) to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TOTAL RETURN FUND		STRATEGIC BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Period Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015*	(Unaudited)	2015
OPERATIONS
Net investment income (loss)	$1,079,830	$828,180	$935,690	$947,449
Net realized gains (losses)	(303,018)	(971,999)	(1,705,071)	(827,486)
Net change in unrealized appreciation (depreciation)	(113,410)	(659,223)	116,841	(1,128,037)
Increase (Decrease) in Net Assets from Operations	663,402	(803,042)	(652,540)	(1,008,074)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(1,089,031)	(682,226)	—	—
Investor Shares	(71,371)	(154,576)	(1,833,058)	(184,113)
Advisor Shares	—	—	(44,753)	(16,546)
Total Distributions to Shareholders	(1,160,402)	(836,802)	(1,877,811)	(200,659)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	12,204,255	77,851,406	—	—
Investor Shares	904,994	65,246,223	2,095,738	63,812,872
Advisor Shares	—	—	—	660,164
Reinvestment of distributions:
Institutional Shares	49,366	14,220	—	—
Investor Shares	63,856	79,537	241,219	10,665
Advisor Shares	—	—	32,973	12,621
Redemption of shares:
Institutional Shares	(8,856,937)	(1,951,607)	—	—
Investor Shares	(8,577,719)	(56,784,565)	(15,696,037)	(2,931,241)
Advisor Shares	—	—	(794,501)	(23,383,633)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	170	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(4,212,185)	84,455,384	(14,120,608)	38,181,448
Increase (Decrease) in Net Assets	(4,709,185)	82,815,540	(16,650,959)	36,972,715
NET ASSETS
Beginning of year / period	82,815,540	—	61,371,834	24,399,119
End of year / period	$78,106,355	$82,815,540	$44,720,875	$61,371,834
Undistributed (Accumulated) net investment income (loss)	$(74,940)	$5,632	$(169,881)	$772,240
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,240,841	7,692,250	—	—
Investor Shares	91,343	6,514,215	219,175	6,365,336
Advisor Shares	—	—	—	65,803
Reinvestment of distributions:
Institutional Shares	5,029	1,421	—	—
Investor Shares	6,462	7,947	25,214	1,063
Advisor Shares	—	—	3,442	1,257
Redemption of shares:
Institutional Shares	(897,788)	(196,362)	—	—
Investor Shares	(871,321)	(5,598,733)	(1,640,103)	(294,489)
Advisor Shares	—	—	(83,783)	(2,326,028)
Increase (Decrease) from Share Transactions	(425,434)	8,420,738	(1,476,055)	3,812,942

*	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015
OPERATIONS
Net investment income	$1,962,963	$3,476,302	$2,517,891	$3,903,365
Net realized gains (losses)	944,810	585,355	(669,269)	(946,691)
Net change in unrealized appreciation (depreciation)	1,034,514	(2,821,647)	2,865,992	(1,400,710)
Increase in Net Assets from Operations	3,942,287	1,240,010	4,714,614	1,555,964
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,963,017)	(3,476,302)	(2,518,167)	(3,903,365)
Net realized gain:
Investor Shares	(906,772)	(1,040,851)	—	—
Total Distributions to Shareholders	(2,869,789)	(4,517,153)	(2,518,167)	(3,903,365)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	11,708,836	53,347,422	22,520,118	97,415,938
Reinvestment of distributions:
Investor Shares	852,168	1,121,200	571,585	850,588
Redemption of shares:
Investor Shares	(25,127,688)	(57,440,183)	(24,864,143)	(76,942,910)
Redemption fees:
Investor Shares	—	442	—	787
Increase (Decrease) from Capital Share Transactions	(12,566,684)	(2,971,119)	(1,772,440)	21,324,403
Increase (Decrease) in Net Assets	(11,494,186)	(6,248,262)	424,007	18,977,002
NET ASSETS
Beginning of year / period	199,469,131	205,717,393	224,154,475	205,177,473
End of year / period	$187,974,945	$199,469,131	$224,578,482	$224,154,475
Undistributed (Accumulated) net investment income (loss)	$(26)	$28	$(399)	$(123)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,094,158	4,947,707	2,255,827	9,696,551
Reinvestment of distributions:
Investor Shares	79,616	104,124	57,196	84,697
Redemption of shares:
Investor Shares	(2,348,386)	(5,332,469)	(2,490,016)	(7,659,517)
Increase (Decrease) from Share Transactions	(1,174,612)	(280,638)	(176,993)	2,121,731

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015
OPERATIONS
Net investment income (loss)	$2,921,537	$5,722,383	$(844,896)	$3,017,569
Net realized gains (losses)	54,357	2,379,466	(8,777,806)	(12,510,798)
Net change in unrealized appreciation (depreciation)	(897,605)	(2,496,970)	(3,584,727)	3,959,200
Increase (Decrease) in Net Assets from Operations	2,078,289	5,604,879	(13,207,429)	(5,534,029)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(3,181,700)	(5,220,946)	(2,992,321)	(2,028,155)
Investor Shares	(251,218)	(1,048,373)	—	(161,265)
Advisor Shares	—	—	—	(3,195)
Net realized gain:
Institutional Shares	(1,251,294)	(1,220,433)	—	—
Investor Shares	(6,443)	(354,459)	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(4,690,655)	(7,844,211)	(2,992,321)	(2,192,615)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	135,390,250	120,438,550	977,588,515	128,250,563
Investor Shares	4,223,218	15,997,743	8,043,168	14,088,732
Advisor Shares	—	—	266,951	1,072,184
Reinvestment of distributions:
Institutional Shares	1,308,239	1,264,476	2,334,075	136,737
Investor Shares	157,030	752,471	—	131,427
Advisor Shares	—	—	—	2,681
Redemption of shares:
Institutional Shares	(5,454,381)	(44,771,378)	(89,997,428)	(83,625,059)
Investor Shares	(31,320,005)	(55,685,240)	(22,140,898)	(5,873,578)
Advisor Shares	—	—	(410,200)	(230,575)
Redemption fees:
Institutional Shares	—	—	1	—
Investor Shares	—	—	—	5,075
Advisor Shares	—	—	—	49
Increase from Capital Share Transactions	104,304,351	37,996,622	875,684,184	53,958,236
Increase in Net Assets	101,691,985	35,757,290	859,484,434	46,231,592
NET ASSETS
Beginning of year / period	234,948,466	199,191,176	267,097,727	220,866,135
End of year / period	$336,640,451	$234,948,466	$1,126,582,161	$267,097,727
Undistributed (Accumulated) net investment income (loss)	$(494,809)	$16,572	$(845,498)	$2,991,719
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,403,710	11,840,919	94,752,512	12,789,191
Investor Shares	416,088	1,573,302	804,482	1,385,487
Advisor Shares	—	—	26,226	105,099
Reinvestment of distributions:
Institutional Shares	130,272	125,482	225,951	14,053
Investor Shares	15,509	74,490	—	13,521
Advisor Shares	—	—	—	276
Redemption of shares:
Institutional Shares	(538,834)	(4,401,492)	(8,911,970)	(8,631,771)
Investor Shares	(3,107,096)	(5,472,951)	(2,172,701)	(587,647)
Advisor Shares	—	—	(40,868)	(22,565)
Increase from Share Transactions	10,319,649	3,739,750	84,683,632	5,065,644
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY –
	WMC JAPAN ALPHA		SOMSERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2015	June 30,	2015	June 30,
	(Unaudited)	2015	(Unaudited)	2015
OPERATIONS
Net investment income	$2,360,501	$5,364,284	$1,717,748	$3,540,051
Net realized gains (losses)	(109,795,222)	268,242,436	(14,247,679)	2,204,829
Net change in unrealized appreciation (depreciation)	(40,298,287)	75,794,530	(50,825,501)	(16,502,944)
Increase (Decrease) in Net Assets from Operations	(147,733,008)	349,401,250	(63,355,432)	(10,758,064)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(188,806,891)	(56,510,560)	(2,214,836)	(3,242,870)
Investor Shares	(2,854,667)	(515,706)	(1,712,443)	(540,676)
Advisor Shares	(139,380)	(5,171)	(742)	(6,119)
Net realized gain:
Institutional Shares	(39,006,683)	(7,825,633)	—	—
Investor Shares	(593,987)	(72,262)	—	—
Advisor Shares	(29,833)	(749)	—	—
Total Distributions to Shareholders	(231,431,441)	(64,930,081)	(3,928,021)	(3,789,665)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,131,015,964	429,017,811	97,239,782	122,818,655
Investor Shares	16,074,966	19,702,437	147,921,706	146,036,626
Advisor Shares	1,251,391	1,666,578	196,787	558,959
Reinvestment of distributions:
Institutional Shares	13,872,815	2,070,113	455,104	490,258
Investor Shares	3,431,115	586,590	1,685,181	429,370
Advisor Shares	165,236	5,920	726	6,119
Redemption of shares:
Institutional Shares	(187,926,857)	(210,662,995)	(125,010,358)	(37,255,938)
Investor Shares	(4,607,421)	(2,531,378)	(106,501,036)	(11,527,368)
Advisor Shares	(1,494,491)	(115,120)	(626,728)	(116,905)
Redemption fees:
Institutional Shares	—	443	—	—
Investor Shares	969	1,272	207	—
Advisor Shares	—	—	—	—
Increase from Capital Share Transactions	971,783,687	239,741,671	15,361,371	221,439,776
Increase (Decrease) in Net Assets	592,619,238	524,212,840	(51,922,082)	206,892,047
NET ASSETS
Beginning of year / period	1,609,511,043	1,085,298,203	425,391,810	218,499,763
End of year / period	$2,202,130,281	$1,609,511,043	$373,469,728	$425,391,810
Undistributed (Accumulated) net investment income (loss)	$(15,538,184)	$173,902,253	$495,987	$2,706,260
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	90,415,775	37,938,780	11,278,797	12,355,851
Investor Shares	1,342,224	1,726,060	17,004,537	14,781,054
Advisor Shares	102,579	133,674	23,231	56,038
Reinvestment of distributions:
Institutional Shares	1,236,172	188,021	54,569	51,770
Investor Shares	307,350	53,278	202,303	45,388
Advisor Shares	14,836	538	87	647
Redemption of shares:
Institutional Shares	(15,820,363)	(17,819,683)	(14,453,593)	(3,801,894)
Investor Shares	(393,472)	(211,427)	(12,428,315)	(1,179,864)
Advisor Shares	(127,075)	(9,321)	(75,237)	(11,945)
Increase from Share Transactions	77,078,026	21,999,920	1,606,379	22,297,045

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY
	EMERGING MARKETS
	SMALL-CAP FUND
	Six Months Ended
	December 31,	Period Ended
	2015	June 30,
	(Unaudited)	2015*
OPERATIONS
Net investment income (loss)	$(300,604)	$199,181
Net realized gains (losses)	(10,633,919)	7,874,779
Net change in unrealized appreciation (depreciation)	(18,454,256)	13,827,711
Increase (Decrease) in Net Assets from Operations	(29,388,779)	21,901,671
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(8,236,160)	—
Investor Shares	(267,081)	—
Total Distributions to Shareholders	(8,503,241)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	74,216,212	172,179,444
Investor Shares	6,419,795	19,556,483
Reinvestment of distributions:
Institutional Shares	4,501,118	—
Investor Shares	244,075	—
Redemption of shares:
Institutional Shares	(30,670,251)	(4,525,254)
Investor Shares	(16,330,519)	(2,219,470)
Redemption fees:
Institutional Shares	—	46
Investor Shares	1	—
Increase from Capital Share Transactions	38,380,431	184,991,249
Increase in Net Assets	488,411	206,892,920
NET ASSETS
Beginning of year / period	206,892,920	—
End of year / period	$207,381,331	$206,892,920
Undistributed (Accumulated) net investment income (loss)	$(300,604)	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,099,384	16,476,173
Investor Shares	607,341	1,814,477
Reinvestment of distributions:
Institutional Shares	463,679	—
Investor Shares	25,187	—
Redemption of shares:
Institutional Shares	(3,015,292)	(418,641)
Investor Shares	(1,560,636)	(190,007)
Increase from Share Transactions	3,619,663	17,682,002

*	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(g)
Net Asset Value, Beginning of Year / Period	$20.33		$19.10	$16.22	$14.58

Net Investment Income (Loss)(a)	(0.01)		0.02	—	0.01
Net Realized And Unrealized Gains	0.42		1.82	2.99	1.66
Total from Investment Operations	$0.41		$1.84	$2.99	$1.67

Distributions:
from Net Investment Income	—		—	—	(0.03)
from Net Realized Gains	(1.28)		(0.61)	(0.11)	—
Total Distributions to Shareholders	$(1.28)		$(0.61)	$(0.11)	$(0.03)

Redemption fees(a)	—		— (e)	— (e)	—	(e)

Net Asset Value, End of Year / Period	$19.46		$20.33	$19.10	$16.22

Total Return	2.07	%(b)	9.73%	18.46%	11.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$258,369		$259,098	$233,627	$116,575

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.11	)%(c)	0.09%	0.03%	0.30	%(c)
Net Expenses	0.72	%(c)	0.72%	0.74%	0.78	%(c)
Gross Expenses(d)	0.72	%(c)	0.72%	0.74%	0.78	%(c)
Portfolio Turnover Rate	13	%(b)	24%	25%	40	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$20.26		$19.07	$16.21	$13.80	$13.63	$9.99

Net Investment Income (Loss)(a)	(0.03)		(0.01)	(0.02)	0.03	(0.05)	(0.04)
Net Realized And Unrealized Gains (Losses)	0.42		1.81	2.99	2.41	0.22	3.68
Total from Investment Operations	$0.39		$1.80	$2.97	$2.44	$0.17	$3.64

Distributions:
from Net Investment Income	—		—	—	(0.03)	—	—
from Net Realized Gains	(1.28)		(0.61)	(0.11)	—	—	—
Total Distributions to Shareholders	$(1.28)		$(0.61)	$(0.11)	$(0.03)	$—	$—

Redemption fees(a)	—	(e)	— (e)	— (e)	— (e)	— (e)	— (e)

Net Asset Value, End of Year / Period	$19.37		$20.26	$19.07	$16.21	$13.80	$13.63

Total Return	1.97	%(b)	9.54%	18.35%	17.67%	1.25%	36.44%

Net Assets at End of Year / Period (000’s Omitted)	$2,077,177		$2,143,325	$2,497,036	$1,653,389	$954,560	$463,228

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.26	)%(c)	(0.06)%	(0.12)%	0.17%	(0.35)%	(0.29)%
Net Expenses	0.87	%(c)	0.87%	0.89%	0.91%	0.90%	0.94%
Gross Expenses(d)	0.87	%(c)	0.87%	0.89%	0.91%	0.90%	0.94%
Portfolio Turnover Rate	13	%(b)	24%	25%	40%	58%	30%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$19.60		$18.51	$15.78	$13.45	$13.31	$9.80

Net Investment Loss(a)	(0.05)		(0.06)	(0.07)	(0.01)	(0.07)	(0.09)
Net Realized And Unrealized Gains (Losses)	0.41		1.76	2.91	2.35	0.21	3.60
Total from Investment Operations	$0.36		$1.70	$2.84	$2.34	$0.14	$3.51

Distributions:
from Net Investment Income	—		—	—	(0.01)	—	—
from Net Realized Gains	(1.28)		(0.61)	(0.11)	—	—	—
Total Distributions to Shareholders	$(1.28)		$(0.61)	$(0.11)	$(0.01)	$—	$—

Redemption fees(a)	—	(f)	— (f)	— (f)	— (f)	— (f)	—

Net Asset Value, End of Year / Period	$18.68		$19.60	$18.51	$15.78	$13.45	$13.31

Total Return(b)	1.89	%(c)	9.28%	18.02%	17.43%	1.05%	35.82%

Net Assets at End of Year / Period (000’s Omitted)	$38,122		$44,587	$48,632	$21,478	$11,593	$5,698

Ratios to Average Net Assets:
Net Investment Loss	(0.51	)%(d)	(0.31)%	(0.37)%	(0.07)%	(0.55)%	(0.74)%
Net Expenses	1.12	%(d)	1.12%	1.14%	1.15%	1.10%	1.39%
Gross Expenses(e)	1.12	%(d)	1.12%	1.14%	1.15%	1.10%	1.39%
Portfolio Turnover Rate	13	%(c)	24%	25%	40%	58%	30%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$17.52		$18.75	$14.74	$13.05

Net Investment Income(a)	0.13		0.27	0.22	0.18
Net Realized And Unrealized Gains (Losses)	(1.57)		(0.68)	3.95	1.74
Total from Investment Operations	$(1.44)		$(0.41)	$4.17	$1.92

Distributions:
from Net Investment Income	(0.23)		(0.28)	(0.16)	(0.23)
from Net Realized Gains	(1.96)		(0.54)	—	—
Total Distributions to Shareholders	$(2.19)		$(0.82)	$(0.16)	$(0.23)

Redemption fees(a)	—		—	—	—

Net Asset Value, End of Year / Period	$13.89		$17.52	$18.75	$14.74

Total Return	(8.11	)%(b)	(2.20)%	28.41%	14.99	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$13		$14	$15	$12

Ratios to Average Net Assets:
Net Investment Income	1.54	%(c)	1.49%	1.31%	1.67	%(c)
Net Expenses	0.76	%(c)	0.75%	0.77%	0.81	%(c)
Gross Expenses(d)	0.76	%(c)	0.75%	0.77%	0.81	%(c)
Portfolio Turnover Rate	19	%(b)	45%	37%	57	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$17.52		$18.75	$14.74	$12.30	$12.56	$9.69

Net Investment Income(a)	0.12		0.24	0.20	0.21	0.15	0.16
Net Realized And Unrealized Gains (Losses)	(1.58)		(0.68)	3.95	2.45	(0.33)	2.83
Total from Investment Operations	$(1.46)		$(0.44)	$4.15	$2.66	$(0.18)	$2.99

Distributions:
from Net Investment Income	(0.20)		(0.25)	(0.14)	(0.22)	(0.08)	(0.12)
from Net Realized Gains	(1.96)		(0.54)	—	—	—	—
Total Distributions to Shareholders	$(2.16)		$(0.79)	$(0.14)	$(0.22)	$(0.08)	$(0.12)

Redemption fees(a)	—		—	— (e)	— (e)	—	— (e)

Net Asset Value, End of Year / Period	$13.90		$17.52	$18.75	$14.74	$12.30	$12.56

Total Return	(8.21	)%(b)	(2.35)%	28.26%	21.91%	(1.35)%	30.90%

Net Assets at End of Year / Period (000’s Omitted)	$118,383		$166,808	$241,666	$160,800	$156,226	$177,918

Ratios to Average Net Assets:
Net Investment Income	1.39	%(c)	1.34%	1.16%	1.54%	1.27%	1.34%
Net Expenses	0.91	%(c)	0.90%	0.92%	0.94%	0.91%	0.93%
Gross Expenses(d)	0.91	%(c)	0.90%	0.92%	0.94%	0.91%	0.93%
Portfolio Turnover Rate	19	%(b)	45%	37%	57%	72%	64%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$17.62		$18.85	$14.82	$12.36	$12.62	$9.74

Net Investment Income(a)	0.09		0.20	0.15	0.16	0.13	0.10
Net Realized And Unrealized Gains (Losses)	(1.57)		(0.69)	3.98	2.49	(0.32)	2.84
Total from Investment Operations	$(1.48)		$(0.49)	$4.13	$2.65	$(0.19)	$2.94

Distributions:
from Net Investment Income	(0.17)		(0.20)	(0.10)	(0.19)	(0.07)	(0.06)
from Realized Gains	(1.96)		(0.54)	—	—	—	—
Total Distributions to Shareholders	$(2.13)		$(0.74)	$(0.10)	$(0.19)	$(0.07)	$(0.06)

Redemption fees(a)	—		— (f)	—	—	—	—

Net Asset Value, End of Year / Period	$14.01		$17.62	$18.85	$14.82	$12.36	$12.62

Total Return(b)	(8.31	)%(c)	(2.61)%	27.90%	21.63%	(1.45)%	30.28%

Net Assets at End of Year / Period (000’s Omitted)	$1,033		$1,183	$1,635	$1,615	$2,201	$2,996

Ratios to Average Net Assets:
Net Investment Income	1.14	%(d)	1.09%	0.91%	1.31%	1.07%	0.89%
Net Expenses	1.16	%(d)	1.15%	1.17%	1.17%	1.11%	1.38%
Gross Expenses(e)	1.16	%(d)	1.15%	1.17%	1.17%	1.11%	1.38%
Portfolio Turnover Rate	19	%(c)	45%	37%	57%	72%	64%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$15.92		$14.81	$12.28	$10.46

Net Investment Income(a)	0.06		0.12	0.09	0.06
Net Realized And Unrealized Gains (Losses)	(0.44)		1.08	2.49	1.82
Total from Investment Operations	$(0.38)		$1.20	$2.58	$1.88

Distributions:
from Net Investment Income	(0.11)		(0.09)	(0.05)	(0.06)
Total Distributions to Shareholders	$(0.11)		$(0.09)	$(0.05)	$(0.06)

Redemption fees(a)	—		—	—	—

Net Asset Value, End of Year / Period	$15.43		$15.92	$14.81	$12.28

Total Return	(2.38	)%(b)	8.09%	21.06%	18.07	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$17,246		$4,240	$3,126	$12

Ratios to Average Net Assets:
Net Investment Income	0.78	%(c)	0.76%	0.66%	0.65	%(c)
Net Expenses	0.74	%(c)	0.76%	0.82%	1.00	%(c)
Gross Expenses(d)	0.74	%(c)	0.76%	0.81%	0.88	%(c)
Portfolio Turnover Rate	5	%(b)	7%	15%	12	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$15.89		$14.79	$12.28	$9.68	$9.16	$7.33

Net Investment Income(a)	0.05		0.10	0.07	0.05	0.05	0.02
Net Realized And Unrealized Gains (Losses)	(0.44)		1.07	2.48	2.60	0.50	1.83
Total from Investment Operations	$(0.39)		$1.17	$2.55	$2.65	$0.55	$1.85

Distributions:
from Net Investment Income	(0.09)		(0.07)	(0.04)	(0.05)	(0.03)	(0.02)
from Return of Capital	—		—	—	—	—	— (e)
Total Distributions to Shareholders	$(0.09)		$(0.07)	$(0.04)	$(0.05)	$(0.03)	$(0.02)

Redemption fees(a)	—	(e)	— (e)	— (e)	—	—	—

Net Asset Value, End of Year / Period	$15.41		$15.89	$14.79	$12.28	$9.68	$9.16

Total Return	(2.47	)%(b)	7.92%	20.78%	27.51%	5.98%	25.27%

Net Assets at End of Year / Period (000’s Omitted)	$275,361		$268,569	$162,615	$82,783	$37,477	$26,827

Ratios to Average Net Assets:
Net Investment Income	0.63	%(c)	0.61%	0.51%	0.50%	0.52%	0.28%
Net Expenses	0.89	%(c)	0.91%	0.97%	1.15%	1.15%	1.15%
Gross Expenses(d)	0.89	%(c)	0.91%	0.96%	1.05%	1.18%	1.32%
Portfolio Turnover Rate	5	%(b)	7%	15%	12%	19%	33%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$15.88		$14.77	$12.28	$9.68	$9.17	$7.33

Net Investment Income(a)	0.03		0.06	0.04	0.02	0.03	0.01
Net Realized And Unrealized Gains (Losses)	(0.44)		1.07	2.48	2.61	0.49	1.84
Total from Investment Operations	$(0.41)		$1.13	$2.52	$2.63	$0.52	$1.85

Distributions:
from Net Investment Income	(0.04)		(0.02)	(0.03)	(0.03)	(0.01)	(0.01)
from Return of Capital	—		—	—	—	—	— (f)
Total Distributions to Shareholders	$(0.04)		$(0.02)	$(0.03)	$(0.03)	$(0.01)	$(0.01)

Redemption fees(a)	—	(f)	—	—	—	—	— (f)

Net Asset Value, End of Year / Period	$15.43		$15.88	$14.77	$12.28	$9.68	$9.17

Total Return(b)	(2.60	)%(c)	7.68%	20.52%	27.25%	5.73%	25.18%

Net Assets at End of Year / Period (000’s Omitted)	$10,143		$11,540	$14,831	$6,115	$1,079	$1,259

Ratios to Average Net Assets:
Net Investment Income	0.38	%(d)	0.36%	0.26%	0.30%	0.32%	0.08%
Net Expenses	1.14	%(d)	1.16%	1.22%	1.35%	1.35%	1.35%
Gross Expenses(e)	1.14	%(d)	1.16%	1.21%	1.30%	1.38%	1.53%
Portfolio Turnover Rate	5	%(c)	7%	15%	12%	19%	33%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers or recoupments.
(f)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$13.14		$13.70	$12.16	$11.07

Net Investment Income(a)	0.16		0.29	0.29	0.21
Net Realized And Unrealized Gains (Losses)	(0.69)		0.08	1.99	1.19
Total from Investment Operations	$(0.53)		$0.37	$2.28	$1.40

Distributions:
from Net Investment Income	(0.18)		(0.30)	(0.29)	(0.23)
from Net Realized Gains	(0.13)		(0.63)	(0.45)	(0.08)
Total Distributions to Shareholders	$(0.31)		$(0.93)	$(0.74)	$(0.31)

Redemption fees(a)	—		—	—	—

Net Asset Value, End of Year / Period	$12.30		$13.14	$13.70	$12.16

Total Return	(3.99	)%(b)	2.60%	19.30%	12.88	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$17,886	(b)	$18,134	$17,663	$11

Ratios to Average Net Assets:
Net Investment Income	2.56	%(c)	2.16%	2.23%	2.53	%(c)
Net Expenses	0.75	%(c)	0.75%	0.77%	0.80	%(c)
Gross Expenses(d)	0.75	%(c)	0.75%	0.77%	0.80	%(c)
Portfolio Turnover Rate	8	%(b)	18%	32%	21	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.13		$13.69	$12.16	$10.49	$10.00

Net Investment Income(a)	0.16		0.27	0.27	0.27	0.15
Net Realized And Unrealized Gains (Losses)	(0.70)		0.08	1.98	1.76	0.46
Total from Investment Operations	$(0.54)		$0.35	$2.25	$2.03	$0.61

Distributions:
from Net Investment Income	(0.17)		(0.28)	(0.27)	(0.28)	(0.12)
from Net Realized Gains	(0.13)		(0.63)	(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.30)		$(0.91)	$(0.72)	$(0.36)	$(0.12)

Redemption fees(a)	—		—	—	— (e)	—	(e)

Net Asset Value, End of Year / Period	$12.29		$13.13	$13.69	$12.16	$10.49

Total Return	(4.08	)%(b)	2.45%	19.04%	19.62%	6.11	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$142,803		$183,001	$180,372	$173,599	$106,075

Ratios to Average Net Assets:
Net Investment Income	2.41	%(c)	2.01%	2.08%	2.37%	2.82	%(c)
Net Expenses	0.90	%(c)	0.90%	0.92%	0.96%	0.99	%(c)
Gross Expenses(d)	0.90	%(c)	0.90%	0.92%	0.96%	0.99	%(c)
Portfolio Turnover Rate	8	%(b)	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.11		$13.67	$12.14	$10.48	$10.00

Net Investment Income(a)	0.14		0.24	0.24	0.25	0.14
Net Realized And Unrealized Gains (Losses)	(0.69)		0.07	1.98	1.75	0.46
Total from Investment Operations	$(0.55)		$0.31	$2.22	$2.00	$0.60

Distributions:
from Net Investment Income	(0.15)		(0.24)	(0.24)	(0.26)	(0.12)
from Net Realized Gains	(0.13)		(0.63)	(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.28)		$(0.87)	$(0.69)	$(0.34)	$(0.12)

Redemption fees(a)	—		—	—	—	—	(e)

Net Asset Value, End of Year / Period	$12.28		$13.11	$13.67	$12.14	$10.48

Total Return	(4.13	)%(b)	2.19%	18.79%	19.33%	5.95	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$2,761		$3,148	$3,298	$2,346	$636

Ratios to Average Net Assets:
Net Investment Income	2.16	%(c)	1.76%	1.83%	2.13%	2.60	%(c)
Net Expenses	1.15	%(c)	1.15%	1.17%	1.20%	1.19	%(c)
Gross Expenses(d)	1.15	%(c)	1.15%	1.17%	1.20%	1.19	%(c)
Portfolio Turnover Rate	8	%(b)	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013
Net Asset Value, Beginning of Year / Period	$15.69		$14.11	$11.64	$10.00

Net Investment Income (Loss)(a)	(0.01)		(0.02)	—	—
Net Realized And Unrealized Gains	0.83		1.91	2.61	1.65
Total from Investment Operations	$0.82		$1.89	$2.61	$1.65

Distributions:
from Net Realized Gains	(0.75)		(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.75)		$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—		— (e)	—	—

Net Asset Value, End of Year / Period	$15.76		$15.69	$14.11	$11.64

Total Return	5.24	%(b)	13.50%	22.51%	16.47%

Net Assets at End of Year / Period (000’s Omitted)	$82,233		$67,789	$30,374	$32,045

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.10	)%(c)	(0.11)%	(0.01)%	0.03%
Net Expenses	0.74	%(c)	0.75%	0.77%	0.86%
Gross Expenses(d)	0.74	%(c)	0.75%	0.77%	0.86%
Portfolio Turnover Rate	13	%(b)	37%	30%	30%
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the Year.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013
Net Asset Value, Beginning of Year / Period	$15.61		$14.06	$11.62	$10.00

Net Investment Loss(a)	(0.02)		(0.04)	(0.02)	(0.01)
Net Realized And Unrealized Gains	0.82		1.90	2.60	1.64
Total from Investment Operations	$0.80		$1.86	$2.58	$1.63

Distributions:
from Net Realized Gains	(0.75)		(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.75)		$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—		— (e)	—	—

Net Asset Value, End of Year / Period	$15.66		$15.61	$14.06	$11.62

Total Return	5.13	%(b)	13.34%	22.29%	16.27%

Net Assets at End of Year / Period (000’s Omitted)	$17,493		$11,206	$46,823	$24,028

Ratios to Average Net Assets:
Net Investment Loss	(0.25	)%(c)	(0.26)%	(0.16)%	(0.12)%
Net Expenses	0.89	%(c)	0.90%	0.92%	1.01%
Gross Expenses(d)	0.89	%(c)	0.90%	0.92%	1.01%
Portfolio Turnover Rate	13	%(b)	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the Year.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013
Net Asset Value, Beginning of Year / Period	$15.50		$14.00	$11.60	$10.00

Net Investment Loss(a)	(0.04)		(0.07)	(0.05)	(0.04)
Net Realized And Unrealized Gains	0.81		1.88	2.59	1.65
Total from Investment Operations	$0.77		$1.81	$2.54	$1.61

Distributions:
from Net Realized Gains	(0.75)		(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.75)		$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—	(e)	— (e)	— (e)	— (e)

Net Asset Value, End of Year / Period	$15.52		$15.50	$14.00	$11.60

Total Return	4.98	%(b)	13.03%	21.99%	16.07%

Net Assets at End of Year / Period (000’s Omitted)	$209,822		$137,410	$132,846	$124,256

Ratios to Average Net Assets:
Net Investment Loss	(0.50	)%(c)	(0.51)%	(0.41)%	(0.37)%
Net Expenses	1.14	%(c)	1.15%	1.17%	1.26%
Gross Expenses(d)	1.14	%(c)	1.15%	1.17%	1.26%
Portfolio Turnover Rate	13	%(b)	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$35.91		$35.85	$31.67	$28.36	$29.56	$20.75

Net Investment Loss(a)	(0.08)		(0.18)	(0.22)	(0.07)	(0.21)	(0.21)
Net Realized And Unrealized Gains (Losses)	(0.37)		4.45	6.08	6.07	(0.72)	9.02
Total from Investment Operations	$(0.45)		$4.27	$5.86	$6.00	$(0.93)	$8.81

Distributions:
from Net Realized Gains	(5.09)		(4.21)	(1.68)	(2.69)	(0.27)	—
Total Distributions to Shareholders	$(5.09)		$(4.21)	$(1.68)	$(2.69)	$(0.27)	$—

Redemption fees(a)	—		—	—	—	—	—

Net Asset Value, End of Year / Period	$30.37		$35.91	$35.85	$31.67	$28.36	$29.56

Total Return	(1.07	)%(b)	12.98%	18.59%	22.84%	(3.08)%	42.46%

Net Assets at End of Year / Period (000’s Omitted)	$12,878		$12,841	$8,497	$7,347	$6,944	$8,732

Ratios to Average Net Assets:
Net Investment Loss	(0.46	)%(c)	(0.51)%	(0.63)%	(0.24)%	(0.77)%	(0.80)%
Net Expenses	0.99	%(c)	0.99%	1.01%	1.05%	1.11%	1.13%
Gross Expenses(d)	0.99	%(c)	0.99%	1.01%	1.05%	1.11%	1.13%
Portfolio Turnover Rate	19	%(b)	28%	19%	48%	66%	61%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$18.05		$18.04	$15.96	$14.31	$15.07	$10.58

Net Investment Loss(a)	(0.05)		(0.11)	(0.14)	(0.05)	(0.11)	(0.11)
Net Realized And Unrealized Gains (Losses)	(0.19)		2.24	3.07	3.06	(0.38)	4.60
Total from Investment Operations	$(0.24)		$2.13	$2.93	$3.01	$(0.49)	$4.49

Distributions:
from Net Realized Gains	(2.56)		(2.12)	(0.85)	(1.36)	(0.27)	—
Total Distributions to Shareholders	$(2.56)		$(2.12)	$(0.85)	$(1.36)	$(0.27)	$—

Redemption fees(a)	—		— (e)	— (e)	— (e)	— (e)	—

Net Asset Value, End of Year / Period	$15.25		$18.05	$18.04	$15.96	$14.31	$15.07

Total Return	(1.17	)%(b)	12.86%	18.42%	22.68%	(3.12)%	42.44%

Net Assets at End of Year / Period (000’s Omitted)	$248,067		$262,426	$285,287	$281,027	$215,311	$208,222

Ratios to Average Net Assets:
Net Investment Loss	(0.61	)%(c)	(0.66)%	(0.78)%	(0.36)%	(0.82)%	(0.85)%
Net Expenses	1.14	%(c)	1.14%	1.16%	1.17%	1.16%	1.18%
Gross Expenses(d)	1.14	%(c)	1.14%	1.16%	1.17%	1.16%	1.18%
Portfolio Turnover Rate	19	%(b)	28%	19%	48%	66%	61%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$17.35		$17.39	$15.43	$13.86	$14.65	$10.34

Net Investment Loss(a)	(0.07)		(0.15)	(0.18)	(0.09)	(0.14)	(0.18)
Net Realized And Unrealized Gains (Losses)	(0.17)		2.15	2.96	2.97	(0.38)	4.49
Total from Investment Operations	$(0.24)		$2.00	$2.78	$2.88	$(0.52)	$4.31

Distributions:
from Net Realized Gains	(2.46)		(2.04)	(0.82)	(1.31)	(0.27)	—
Total Distributions to Shareholders	$(2.46)		$(2.04)	$(0.82)	$(1.31)	$(0.27)	$—

Redemption fees(a)	—	(f)	—	—	—	— (f)	—

Net Asset Value, End of Year / Period	$14.65		$17.35	$17.39	$15.43	$13.86	$14.65

Total Return(b)	(1.23	)%(c)	12.54%	18.07%	22.45%	(3.41)%	41.68%

Net Assets at End of Year / Period (000’s Omitted)	$5,882		$6,348	$7,300	$5,493	$2,875	$3,110

Ratios to Average Net Assets:
Net Investment Loss	(0.86	)%(d)	(0.91)%	(1.03)%	(0.60)%	(1.07)%	(1.36)%
Net Expenses	1.39	%(d)	1.39%	1.41%	1.41%	1.41%	1.69%
Gross Expenses(e)	1.39	%(d)	1.39%	1.41%	1.41%	1.41%	1.69%
Portfolio Turnover Rate	19	%(c)	28%	19%	48%	66%	61%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(g)
Net Asset Value, Beginning of Year / Period	$23.61		$23.96	$20.06	$16.77

Net Investment Income(a)	0.07		0.10	0.12	0.06
Net Realized And Unrealized Gains (Losses)	(1.40)		0.86	4.91	3.30
Total from Investment Operations	$(1.33)		$0.96	$5.03	$3.36

Distributions:
from Net Investment Income	(0.10)		(0.14)	(0.19)	(0.07)
from Net Realized Gains	(0.45)		(1.17)	(0.94)	—
Total Distributions to Shareholders	$(0.55)		$(1.31)	$(1.13)	$(0.07)

Redemption fees(a)	—	(e)	— (e)	—	—

Net Asset Value, End of Year / Period	$21.73		$23.61	$23.96	$20.06

Total Return	(5.60	)%(b)	4.04%	25.37%	20.13	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$104,413		$75,994	$19,515	$1,061

Ratios to Average Net Assets:
Net Investment Income	0.63	%(c)	0.43%	0.51%	1.14	%(c)
Net Expenses	0.98	%(c)	0.98%	1.00%	1.05	%(c)
Gross Expenses(d)	0.98	%(c)	0.98%	1.00%	1.05	%(c)
Portfolio Turnover Rate	15	%(b)	26%	30%	34	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$23.59		$23.94	$20.06	$15.65	$16.89	$11.92

Net Investment Income(a)	0.06		0.07	0.08	0.18	0.10	0.11
Net Realized And Unrealized Gains (Losses)	(1.40)		0.86	4.90	4.29	(0.51)	5.54
Total from Investment Operations	$(1.34)		$0.93	$4.98	$4.47	$(0.41)	$5.65

Distributions:
from Net Investment Income	(0.07)		(0.11)	(0.16)	(0.06)	(0.12)	(0.08)
from Net Realized Gains	(0.45)		(1.17)	(0.94)	—	(0.71)	(0.60)
Total Distributions to Shareholders	$(0.52)		$(1.28)	$(1.10)	$(0.06)	$(0.83)	$(0.68)

Redemption fees(a)	—	(e)	— (e)	— (e)	— (e)	(e)	— (e)

Net Asset Value, End of Year / Period	$21.73		$23.59	$23.94	$20.06	$15.65	$16.89

Total Return	(5.66	)%(b)	3.90%	25.13%	28.64%	(1.90)%	48.20%

Net Assets at End of Year / Period (000’s Omitted)	$687,801		$748,003	$567,799	$371,018	$194,719	$107,537

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.48	%(c)	0.28%	0.36%	1.01%	0.64%	0.70%
Net Expenses	1.13	%(c)	1.13%	1.15%	1.18%	1.19%	1.24%
Gross Expenses(d)	1.13	%(c)	1.13%	1.15%	1.18%	1.19%	1.24%
Portfolio Turnover Rate	15	%(b)	26%	30%	34%	36%	67%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$23.48		$23.87	$20.01	$15.63	$16.39

Net Investment Income(a)	0.03		0.01	0.02	0.03	0.07
Net Realized And Unrealized Gains (Losses)	(1.38)		0.85	4.89	4.38	(0.01)
Total from Investment Operations	$(1.35)		$0.86	$4.91	$4.41	$0.06

Distributions:
from Net Investment Income	(0.02)		(0.08)	(0.11)	(0.03)	(0.11)
from Net Realized Gains	(0.45)		(1.17)	(0.94)	—	(0.71)
Total Distributions to Shareholders	$(0.47)		$(1.25)	$(1.05)	$(0.03)	$(0.82)

Redemption fees(a)	—	(e)	—	— (e)	—	—	(e)

Net Asset Value, End of Year / Period	$21.66		$23.48	$23.87	$20.01	$15.63

Total Return	(5.76	)%(b)	3.61%	24.83%	28.28%	0.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$52,265		$58,583	$21,416	$15,764	$418

Ratios to Average Net Assets:
Net Investment Income	0.23	%(c)	0.03%	0.11%	0.75%	0.44	%(c)
Net Expenses	1.38	%(c)	1.38%	1.40%	1.44%	1.39	%(c)
Gross Expenses(d)	1.38	%(c)	1.38%	1.40%	1.44%	1.39	%(c)
Portfolio Turnover Rate	15	%(b)	26%	30%	34%	36	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2012.
(g)	Advisor Shares commenced operations July 28, 2011. The information presented is for the period from July 28, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

BROWN ADVISORY MULTI-STRATEGY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2015		June 30,
	(Unaudited)		2015(f)
Net Asset Value, Beginning of Period	$10.07		$10.00

Net Investment Income (Loss)(a)	0.05		(0.05)
Net Realized And Unrealized Gains	(0.34)		0.17
Total from Investment Operations	$(0.29)		$0.12

Distributions:
from Net Investment Income	(0.03)		(0.05)
from Net Realized Gains	(0.07)		—
Total Distributions to Shareholders	$(0.10)		$(0.05)

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.68		$10.07

Total Return	(2.83	)%(b)	1.23	%(b)

Net Assets at End of Period (000’s Omitted)	$2,951		$2,319

Ratios to Average Net Assets:
Net Investment Income (Loss)(g)	1.10	%(c)	(0.67	)%(c)
Net Expenses	1.10	%(c)	1.44	%(c)(e)
Gross Expenses(d)(h)	2.10	%(c)	3.05	%(c)
Portfolio Turnover Rate	0	%(b)	53	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective May 7, 2015, the Fund lowered its expense cap from 1.60% to 1.10%. For the period from May 7, 2015 to June 30, 2015, the net expense ratio was 1.10%.
(f)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.
(g)
The Net Investment Income (Loss) ratio includes income actually earned and received by the Fund from the dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Multi-Strategy Fund” section of Note 3. The Net Investment Income (Loss) ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(h)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as acquired Fund Fees and Expenses).

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY GLOBAL LEADERS FUND

INVESTOR SHARES*
	Period Ended
	December 31,
	2015(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	0.01
Net Realized And Unrealized Gains (Losses)	(0.12)
Total from Investment Operations	$(0.11)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.89

Total Return	(1.10	)%(b)

Net Assets at End of Period (000’s Omitted)	$19,048

Ratios to Average Net Assets:
Net Investment Income	0.15	%(c)
Net Expenses	0.85	%(c)
Gross Expenses(d)	2.10	%(c)
Portfolio Turnover Rate	49	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on July 1, 2015. The information presented is for the period from July 1, 2015 (end of day) to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$10.63		$10.74	$10.85	$11.37	$11.28	$11.23

Net Investment Income(a)	0.11		0.19	0.17	0.19	0.24	0.31
Net Realized And Unrealized Gains (Losses)	(0.06)		(0.08)	0.12	(0.26)	0.36	0.11
Total from Investment Operations	$0.05		$0.11	$0.29	$(0.07)	$0.60	$0.42

Distributions:
from Net Investment Income	(0.11)		(0.22)	(0.18)	(0.25)	(0.25)	(0.33)
from Net Realized Gains	(0.06)		—	(0.22)	(0.20)	(0.26)	(0.04)
Total Distributions to Shareholders	$(0.17)		$(0.22)	$(0.40)	$(0.45)	$(0.51)	$(0.37)

Redemption fees(a)	—	(e)	— (e)	— (e)	— (e)	— (e)	— (e)

Net Asset Value, End of Year / Period	$10.51		$10.63	$10.74	$10.85	$11.37	$11.28

Total Return	0.41	%(b)	1.01%	2.66%	(0.72)%	5.42%	3.84%

Net Assets at End of Year / Period (000’s Omitted)	$141,574		$140,006	$207,371	$241,543	$292,556	$255,847

Ratios to Average Net Assets:
Net Investment Income(f)	1.97	%(c)	1.78%	1.54%	1.66%	2.15%	2.75%
Net Expenses(g)	0.44	%(c)	0.45%	0.52%	0.52%	0.50%	0.52%
Gross Expenses(d)(g)	0.51	%(c)	0.50%	0.52%	0.52%	0.50%	0.52%
Portfolio Turnover Rate	49	%(b)	130%	162%	111%	75%	84%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)
The Net Investment Income ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates - Intermediate Income Fund” section of Note 3. The Net Investment Income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(g)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses). For further details regarding the expenses waived in this fund, refer to the “Investments in Affiliates - Intermediate Income Fund” section of Note 3.

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$10.42		$10.53	$10.65	$11.16	$11.08	$11.04

Net Investment Income(a)	0.09		0.16	0.14	0.16	0.22	0.28
Net Realized And Unrealized Gains (Losses)	(0.05)		(0.08)	0.11	(0.25)	0.35	0.11
Total from Investment Operations	$0.04		$0.08	$0.25	$(0.09)	$0.57	$0.39

Distributions:
from Net Investment Income	(0.09)		(0.19)	(0.15)	(0.22)	(0.23)	(0.31)
from Net Realized Gains	(0.06)		—	(0.22)	(0.20)	(0.26)	(0.04)
Total Distributions to Shareholders	$(0.15)		$(0.19)	$(0.37)	$(0.42)	$(0.49)	$(0.35)

Redemption fees(a)	—		—	—	—	— (f)	—

Net Asset Value, End of Year / Period	$10.31		$10.42	$10.53	$10.65	$11.16	$11.08

Total Return(b)	0.39	%(c)	0.78%	2.36%	(0.87)%	5.21%	3.60%

Net Assets at End of Year / Period (000’s Omitted)	$9,097		$9,608	$12,613	$16,149	$19,540	$22,647

Ratios to Average Net Assets:
Net Investment Income(g)	1.72	%(d)	1.53%	1.29%	1.43%	1.94%	2.54%
Net Expenses(h)	0.69	%(d)	0.70%	0.77%	0.75%	0.71%	0.72%
Gross Expenses(e)(h)	0.76	%(d)	0.75%	0.77%	0.75%	0.71%	0.72%
Portfolio Turnover Rate	49	%(c)	130%	162%	111%	75%	84%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for year ended June 30, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)
The Net Investment Income ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Intermediate Income Fund” section of Note 3. The Net Investment Income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(h)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses). For further details regarding the expenses waived in this fund, refer to the “Investments in Affiliates – Intermediate Income Fund” section of Note 3.

*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

BROWN ADVISORY TOTAL RETURN FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2015		June 30,
	(Unaudited)		2015(e)
Net Asset Value, Beginning of Period	$9.83		$10.00

Net Investment Income(a)	0.13		0.13
Net Realized And Unrealized Losses	(0.05)		(0.19)
Total from Investment Operations	$0.08		$(0.06)

Distributions:
from Net Investment Income	(0.14)		(0.11)
Total Distributions to Shareholders	$(0.14)		$(0.11)

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.77		$9.83

Total Return	0.84	%(b)	(0.60	)%(b)

Net Assets at End of Period (000’s Omitted)	$76,642		$73,735

Ratios to Average Net Assets:
Net Investment Income	2.66	%(c)	1.89	%(c)
Net Expenses	0.51	%(c)	0.54	%(c)
Gross Expenses(d)	0.51	%(c)	0.54	%(c)
Portfolio Turnover Rate	115	%(b)	235	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

BROWN ADVISORY TOTAL RETURN FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2015		June 30,
	(Unaudited)		2015(e)
Net Asset Value, Beginning of Period	$9.83		$10.00

Net Investment Income(a)	0.13		0.12
Net Realized And Unrealized Losses	(0.05)		(0.18)
Total from Investment Operations	$0.08		$(0.06)

Distributions:
from Net Investment Income	(0.14)		(0.11)
Total Distributions to Shareholders	$(0.14)		$(0.11)

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.77		$9.83

Total Return	0.81	%(b)	(0.63	)%(b)

Net Assets at End of Period (000’s Omitted)	$1,464		$9,081

Ratios to Average Net Assets:
Net Investment Income	2.61	%(c)	1.84	%(c)
Net Expenses	0.56	%(c)	0.59	%(c)
Gross Expenses(d)	0.56	%(c)	0.59	%(c)
Portfolio Turnover Rate	115	%(b)	235	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

BROWN ADVISORY STRATEGIC BOND FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2015		June 30,
	(Unaudited)		2015(f)
Net Asset Value, Beginning of Period	$9.83		$10.07

Net Investment Income(a)	0.17		0.16
Net Realized And Unrealized Gains (Losses)	(0.29)		(0.35)
Total from Investment Operations	$(0.12)		$(0.19)

Distributions:
from Net Investment Income	(0.33)		(0.05)
Total Distributions to Shareholders	$(0.33)		$(0.05)

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.38		$9.83

Total Return	(1.22	)%(b)	(1.85	)%(b)

Net Assets at End of Period (000’s Omitted)	$43,857		$59,680

Ratios to Average Net Assets:
Net Investment Income	3.51	%(c)	2.42	%(c)
Net Expenses	0.70	%(c)	0.70	%(c)
Gross Expenses(d)	0.72	%(c)	0.72	%(c)
Portfolio Turnover Rate	107	%(b)	317	%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2015.
(f)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY STRATEGIC BOND FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,		June 30,	June 30,	June 30,
	(Unaudited)		2015		2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$9.82		$10.04		$9.68	$9.68	$10.00

Net Investment Income (Loss)(a)	0.16		0.19		(0.01)	(0.09)	(0.04)
Net Realized And Unrealized Gains (Losses)	(0.30)		(0.37)		0.42	0.29	(0.27)
Total from Investment Operations	$(0.14)		$(0.18)		$0.41	$0.20	$(0.31)

Distributions:
from Net Investment Income	(0.30)		(0.04)		(0.05)	(0.20)	(0.01)
Total Distributions to Shareholders	$(0.30)		$(0.04)		$(0.05)	$(0.20)	$(0.01)

Redemption fees(a)	—		—		—	— (e)	—	(e)

Net Asset Value, End of Year / Period	$9.38		$9.82		$10.04	$9.68	$9.68

Total Return	(1.43	)%(b)	(1.80)%		4.22%	2.09%	(3.09	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$864		$1,692		$24,399	$25,570	$29,541

Ratios to Average Net Assets:
Net Investment Income (Loss)	3.26	%(c)	1.91%		(0.07)%	(0.87)%	(0.56	)%(c)
Net Expenses	0.95	%(c)	1.21	%(f)	1.33%	1.40%	1.40	%(c)
Gross Expenses(d)	0.97	%(c)	1.22	%(f)	1.33%	1.40%	1.40	%(c)
Portfolio Turnover Rate	107	%(b)	317%		1010%	992%	1290	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)
On October 31, 2015, the expense cap for this share class was lowered to 0.95%.  For the period from October 31, 2014 to June 30, 2015, the net and gross expense ratios were 0.95% and 0.97%, respectively.

(g)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year / Period	$10.65		$10.82	$10.81	$11.06	$10.85	$10.81

Net Investment Income(a)	0.11		0.18	0.21	0.21	0.25	0.25
Net Realized And Unrealized Gains (Losses)	0.11		(0.12)	0.10	(0.23)	0.26	0.04
Total from Investment Operations	$0.22		$0.06	$0.31	$(0.02)	$0.51	$0.29

Distributions:
from Net Investment Income	(0.11)		(0.18)	(0.21)	(0.21)	(0.25)	(0.25)
from Net Realized Gains	(0.05)		(0.05)	(0.09)	(0.02)	(0.05)	—
Total Distributions to Shareholders	$(0.16)		$(0.23)	$(0.30)	$(0.23)	$(0.30)	$(0.25)

Redemption fees(a)	—		— (e)	—	— (e)	— (e)	—

Net Asset Value, End of Year / Period	$10.71		$10.65	$10.82	$10.81	$11.06	$10.85

Total Return	2.07	%(b)	0.58%	2.94%	(0.25)%	4.69%	2.74%

Net Assets at End of Year / Period (000’s Omitted)	$187,975		$199,469	$205,717	$252,166	$250,087	$188,180

Ratios to Average Net Assets:
Net Investment Income	2.00	%(c)	1.66%	1.99%	1.86%	2.23%	2.33%
Net Expenses	0.49	%(c)	0.49%	0.52%	0.52%	0.51%	0.51%
Gross Expenses(d)	0.49	%(c)	0.49%	0.52%	0.52%	0.51%	0.51%
Portfolio Turnover Rate	66	%(b)	61%	56%	30%	16%	29%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY TAX EXEMPT BOND FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013
Net Asset Value, Beginning of Year / Period	$9.93		$10.03	$9.84	$10.00

Net Investment Income(a)	0.11		0.18	0.19	0.13
Net Realized And Unrealized Gains (Losses)	0.11		(0.10)	0.19	(0.12)
Total from Investment Operations	$0.22		$0.08	$0.38	$0.01

Distributions:
from Net Investment Income	(0.12)		(0.18)	(0.19)	(0.13)
from Net Realized Gains	—		—	—(e )	(0.04)
Total Distributions to Shareholders	$(0.12)		$(0.18)	$(0.19)	$(0.17)

Redemption fees(a)	—		— (e)	—	— (e)

Net Asset Value, End of Year / Period	$10.03		$9.93	$10.03	$9.84

Total Return	2.15	%(b)	0.78%	3.94%	0.03%

Net Assets at End of Year / Period (000’s Omitted)	$224,578		$224,154	$205,177	$161,891

Ratios to Average Net Assets:
Net Investment Income	2.24	%(c)	1.78%	1.96%	1.35%
Net Expenses	0.49	%(c)	0.50%	0.52%	0.55%
Gross Expenses(d)	0.49	%(c)	0.50%	0.52%	0.55%
Portfolio Turnover Rate	90	%(b)	109%	157%	87%
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.06		$10.16	$10.15

Net Investment Income(a)	0.11		0.27	0.03
Net Realized And Unrealized Gains	—		0.01	0.02
Total from Investment Operations	$0.11		$0.28	$0.05

Distributions:
from Net Investment Income	(0.13)		(0.30)	(0.04)
from Realized Gains	(0.04)		(0.08)	—
Total Distributions to Shareholders	$(0.17)		$(0.38)	$(0.04)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$10.00		$10.06	$10.16

Total Return	1.04	%(b)	2.74%	0.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$334,930		$206,299	$131,415

Ratios to Average Net Assets:
Net Investment Income	2.17	%(c)	2.68%	1.98	%(c)
Net Expenses	0.45	%(c)	0.47%	0.52	%(c)
Gross Expenses(d)	0.45	%(c)	0.47%	0.52	%(c)
Portfolio Turnover Rate	86	%(b)	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on May 13, 2014. The information presented is for the period from May 13, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.06		$10.16	$10.00

Net Investment Income(a)	0.11		0.27	0.10
Net Realized And Unrealized Gains (Losses)	(0.01)		—	0.16
Total from Investment Operations	$0.10		$0.27	$0.26

Distributions:
from Net Investment Income	(0.12)		(0.29)	(0.10)
from Realized Gains	(0.04)		(0.08)	—
Total Distributions to Shareholders	$(0.16)		$(0.37)	$(0.10)

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$10.00		$10.06	$10.16

Total Return	0.98	%(b)	2.68%	2.62	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,710		$28,649	$67,776

Ratios to Average Net Assets:
Net Investment Income	2.12	%(c)	2.63%	1.93	%(c)
Net Expenses	0.50	%(c)	0.52%	0.57	%(c)
Gross Expenses(d)	0.50	%(c)	0.52%	0.57	%(c)
Portfolio Turnover Rate	86	%(b)	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.20		$10.46	$10.00

Net Investment Income (Loss)(a)	(0.01)		0.14	0.14
Net Realized And Unrealized Gains (Losses)	—		(0.29)	0.32
Total from Investment Operations	$(0.01)		$(0.15)	$0.46

Distributions:
from Net Investment Income	(0.03)		(0.11)	—
Total Distributions to Shareholders	$(0.03)		$(0.11)	$—

Redemption fees(a)	—	(e)	—	—

Net Asset Value, End of Year / Period	$10.16		$10.20	$10.46

Total Return	(0.13	)%(b)	(1.42)%	4.60	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,113,788		$240,182	$202,616

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.19	)%(c)	1.35%	2.01	%(c)
Net Expenses	1.07	%(c)	1.13%	1.23	%(c)
Gross Expenses(d)	1.07	%(c)	1.13%	1.23	%(c)
Portfolio Turnover Rate	14	%(b)	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.19		$10.45	$10.00

Net Investment Income (Loss)(a)	(0.02)		0.12	0.13
Net Realized And Unrealized Gains (Losses)	—		(0.29)	0.32
Total from Investment Operations	$(0.02)		$(0.17)	$0.45

Distributions:
from Net Investment Income	—		(0.09)	—
Total Distributions to Shareholders	$—		$(0.09)	$—

Redemption fees(a)	—		— (e)	—

Net Asset Value, End of Year / Period	$10.17		$10.19	$10.45

Total Return	(0.20	)%(b)	(1.56)%	4.50	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$11,870		$25,840	$18,011

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.34	)%(c)	1.20%	1.86	%(c)
Net Expenses	1.22	%(c)	1.28%	1.38	%(c)
Gross Expenses(d)	1.22	%(c)	1.28%	1.38	%(c)
Portfolio Turnover Rate	14	%(b)	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.17		$10.44	$10.00

Net Investment Income (Loss)(a)	(0.03)		0.10	0.11
Net Realized And Unrealized Gains (Losses)	(0.01)		(0.29)	0.33
Total from Investment Operations	$(0.04)		$(0.19)	$0.44

Distributions:
from Net Investment Income	—		(0.08)	—
Total Distributions to Shareholders	$—		$(0.08)	$—

Redemption fees(a)	—		— (e)	—

Net Asset Value, End of Year / Period	$10.13		$10.17	$10.44

Total Return	(0.39	)%(b)	(1.78)%	4.40	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$924		$1,076	$240

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.59	)%(c)	0.95%	1.61	%(c)
Net Expenses	1.47	%(c)	1.53%	1.63	%(c)
Gross Expenses(d)	1.47	%(c)	1.53%	1.63	%(c)
Portfolio Turnover Rate	14	%(b)	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(f)
Net Asset Value, Beginning of Year / Period	$12.83		$10.50	$10.00

Net Investment Income (Loss)(a)	0.01		0.05	0.05
Net Realized And Unrealized Gains (Losses)	(0.81)		2.86	0.45
Total from Investment Operations	$(0.80)		$2.91	$0.50

Distributions:
from Net Investment Income	(0.95)		(0.51)	—
from Realized Gains	(0.20)		(0.07)	—
Total Distributions to Shareholders	$(1.15)		$(0.58)	$—

Redemption fees(a)	—		— (e)	—

Net Asset Value, End of Year / Period	$10.88		$12.83	$10.50

Total Return	(6.37	)%(b)	28.62%	5.00	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$2,165,449		$1,582,214	$1,080,717

Ratios to Average Net Assets:
Net Investment Income	0.21	%(c)	0.41%	1.59	%(c)
Net Expenses	1.14	%(c)	1.15%	1.21	%(c)
Gross Expenses(d)	1.14	%(c)	1.15%	1.21	%(c)
Portfolio Turnover Rate	47	%(b)	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(f)
Net Asset Value, Beginning of Year / Period	$12.82		$10.49	$10.00

Net Investment Income (Loss)(a)	—		0.03	0.05
Net Realized And Unrealized Gains (Losses)	(0.81)		2.87	0.44
Total from Investment Operations	$(0.81)		$2.90	$0.49

Distributions:
from Net Investment Income	(0.94)		(0.50)	—
from Realized Gains	(0.20)		(0.07)	—
Total Distributions to Shareholders	$(1.14)		$(0.57)	$—

Redemption fees(a)	—	(e)	— (e)	—

Net Asset Value, End of Year / Period	$10.87		$12.82	$10.49

Total Return	(6.48	)%(b)	28.57%	4.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$35,371		$25,628	$4,522

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.06	%(c)	0.26%	1.44	%(c)
Net Expenses	1.29	%(c)	1.30%	1.36	%(c)
Gross Expenses(d)	1.29	%(c)	1.30%	1.36	%(c)
Portfolio Turnover Rate	47	%(b)	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,
	(Unaudited)		2015	2014(e)
Net Asset Value, Beginning of Year / Period	$12.79		$10.48	$10.00

Net Investment Income (Loss)(a)	(0.01)		—	0.04
Net Realized And Unrealized Gains (Losses)	(0.82)		2.87	0.44
Total from Investment Operations	$(0.83)		$2.87	$0.48

Distributions:
from Net Investment Income	(0.92)		(0.49)	—
from Realized Gains	(0.20)		(0.07)	—
Total Distributions to Shareholders	$(1.12)		$(0.56)	$—

Redemption fees(a)	—		—	—

Net Asset Value, End of Year / Period	$10.84		$12.79	$10.48

Total Return	(6.65	)%(b)	28.22%	4.80	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,310		$1,670	$59

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.19	)%(c)	0.01%	1.19	%(c)
Net Expenses	1.54	%(c)	1.55%	1.61	%(c)
Gross Expenses(d)	1.54	%(c)	1.55%	1.61	%(c)
Portfolio Turnover Rate	47	%(b)	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$9.74		$10.22	$9.52	$10.00

Net Investment Income(a)	0.04		0.13	0.20	0.12
Net Realized And Unrealized Gains (Losses)	(1.44)		(0.46)	0.61	(0.60)
Total from Investment Operations	$(1.40)		$(0.33)	$0.81	$(0.48)

Distributions:
from Net Investment Income	(0.09)		(0.15)	(0.11)	—	(e)
Total Distributions to Shareholders	$(0.09)		$(0.15)	$(0.11)	$—	(e)

Redemption fees(a)	—		—	—	—	(e)

Net Asset Value, End of Year / Period	$8.25		$9.74	$10.22	$9.52

Total Return	(14.39	)%(b)	(3.22)%	8.62%	(4.77	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$201,671		$268,530	$193,676	$122,515

Ratios to Average Net Assets:
Net Investment Income	0.94	%(c)	1.31%	2.08%	2.17	%(c)
Net Expenses	1.19	%(c)	1.22%	1.25%	1.41	%(c)
Gross Expenses(d)	1.19	%(c)	1.22%	1.25%	1.41	%(c)
Portfolio Turnover Rate	15	%(b)	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$9.73		$10.21	$9.51	$10.00

Net Investment Income(a)	0.04		0.11	0.19	0.11
Net Realized And Unrealized Gains (Losses)	(1.45)		(0.45)	0.61	(0.60)
Total from Investment Operations	$(1.41)		$(0.34)	$0.80	$(0.49)

Distributions:
from Net Investment Income	(0.08)		(0.14)	(0.10)	—	(e)
Total Distributions to Shareholders	$(0.08)		$(0.14)	$(0.10)	$—	(e)

Redemption fees(a)	—	(e)	—	—	—

Net Asset Value, End of Year / Period	$8.24		$9.73	$10.21	$9.51

Total Return	(14.48	)%(b)	(3.33)%	8.51%	(4.87	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$171,425		$155,919	$24,291	$11,695

Ratios to Average Net Assets:
Net Investment Income	0.79	%(c)	1.16%	1.93%	2.02	%(c)
Net Expenses	1.34	%(c)	1.37%	1.40%	1.56	%(c)
Gross Expenses(d)	1.34	%(c)	1.37%	1.40%	1.56	%(c)
Portfolio Turnover Rate	15	%(b)	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2015		June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$9.70		$10.18	$9.49	$10.00

Net Investment Income(a)	0.02		0.09	0.16	0.10
Net Realized And Unrealized Gains (Losses)	(1.43)		(0.46)	0.61	(0.61)
Total from Investment Operations	$(1.41)		$(0.37)	$0.77	$(0.51)

Distributions:
from Net Investment Income	(0.02)		(0.11)	(0.08)	—	(e)
Total Distributions to Shareholders	$(0.02)		$(0.11)	$(0.08)	$—	(e)

Redemption fees(a)	—		—	—	—

Net Asset Value, End of Year / Period	$8.27		$9.70	$10.18	$9.49

Total Return	(14.57	)%(b)	(3.60)%	8.19%	(5.07	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$374		$942	$533	$990

Ratios to Average Net Assets:
Net Investment Income	0.54	%(c)	0.91%	1.68%	1.77	%(c)
Net Expenses	1.59	%(c)	1.62%	1.65%	1.81	%(c)
Gross Expenses(d)	1.59	%(c)	1.62%	1.65%	1.81	%(c)
Portfolio Turnover Rate	15	%(b)	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2015		June 30,
	(Unaudited)		2015(e)
Net Asset Value, Beginning of Period	$11.70		$10.00

Net Investment Income (Loss)(a)	(0.01)		0.02
Net Realized And Unrealized Gains (Losses)	(1.53)		1.68
Total from Investment Operations	$(1.54)		$1.70

Distributions:
from Realized Gains	(0.42)		—
Total Distributions to Shareholders	$(0.42)		$—

Redemption fees(a)	—		—

Net Asset Value, End of Period	$9.74		$11.70

Total Return	(13.17	)%(b)	17.00	%(b)

Net Assets at End of Period (000’s Omitted)	$200,614		$187,901

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.28	)%(c)	0.27	%(c)
Net Expenses	1.53	%(c)	1.83	%(c)
Gross Expenses(d)	1.53	%(c)	1.83	%(c)
Portfolio Turnover Rate	52	%(b)	89	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2015		June 30,
	(Unaudited)		2015(f)
Net Asset Value, Beginning of Period	$11.69		$10.00

Net Investment Income (Loss)(a)	(0.02)		0.01
Net Realized And Unrealized Gains (Losses)	(1.53)		1.68
Total from Investment Operations	$(1.55)		$1.69

Distributions:
from Realized Gains	(0.42)		—
Total Distributions to Shareholders	$(0.42)		$—

Redemption fees(a)	—	(e)	—

Net Asset Value, End of Period	$9.72		$11.69

Total Return	(13.26	)%(b)	16.90	%(b)

Net Assets at End of Period (000’s Omitted)	$6,768		$18,992

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.43	)%(c)	0.12	%(c)
Net Expenses	1.68	%(c)	1.98	%(c)
Gross Expenses(d)	1.68	%(c)	1.98	%(c)
Portfolio Turnover Rate	52	%(b)	89	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Multi-Strategy Fund (“Multi-Strategy Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“Strategic European Equity Fund”), Brown Advisory – WMC Japan Alpha Opportunities Fund (“Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Emerging Markets Fund”) and Brown Advisory Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Multi-Strategy Fund, Global Leaders Fund, Total Return Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Equity Income Fund, Sustainable Growth Fund, Multi-Strategy Fund, Global Leaders Fund, Total Return Fund, Strategic Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:

	Institutional		Investor		Advisor
	Shares		Shares		Shares
Growth Equity Fund	10/19/2012		6/28/1999	*	5/18/2006	**
Value Equity Fund	10/19/2012		1/28/2003	*	4/25/2006	**
Flexible Equity Fund	10/19/2012		11/30/2006	*	1/24/2007	**
Equity Income Fund	10/19/2012		12/29/2011	*	12/29/2011
Sustainable Growth Fund	6/29/2012		6/29/2012		6/29/2012
Small-Cap Growth Fund	9/20/2002	***	6/28/1999	*	4/25/2006	**
Small-Cap Fundamental Value Fund	10/19/2012		12/31/2008	*	7/28/2011
Multi-Strategy Fund	10/31/2014		—		—
Global Leaders Fund	—		7/1/2015		—
Intermediate Income Fund	—		11/2/1995	*	5/13/1991	**
Total Return Fund	10/30/2014		10/30/2014		—
Strategic Bond Fund	—		10/31/2014		9/30/2011
Maryland Bond Fund	—		12/21/2000	*	—
Tax Exempt Bond Fund	—		6/29/2012		—
Mortgage Securities Fund	5/13/2014		12/26/2013		—
Strategic European Equity Fund	10/21/2013		10/21/2013		10/21/2013
Japan Alpha Opportunities Fund	3/4/2014		3/4/2014		3/4/2014
Emerging Markets Fund	12/12/2012		12/12/2012		12/12/2012
Emerging Markets Small-Cap Fund	11/21/2014		11/21/2014		—

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan, while also limiting exposure to fluctuations between the value of the Japanese yen and the U.S. dollar. Multi-Strategy Fund’s investment objective is to achieve long-term capital appreciation and current income. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return fund is to provide a competitive total return consistent with preservation of principal. The Emerging Markets Small-Cap Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small-capitalization companies established or operating in emerging markets.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish and authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected Interactive Data Corporation (“IDC”) to provide pricing data for those such securities that are held by the Funds. The use of IDC’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

determining whether or not to utilize these prices provided by IDC. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. IDC provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by IDC is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by IDC is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.  Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Credit default swaps are valued based upon the daily closing price of the underlying index or reference entity and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2015, the Small-Cap Growth Fund was the only fund that held any fair valued securities. As of December 31, 2015, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,652,256 or 1.0% of total net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2015:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,293,973,517	$—	$—
Short-Term Investments	79,083,562	—	—
Total Investments in Securities	$2,373,057,079	$—	$—

	Level 1	Level 2	Level 3
Value Equity Fund
Common Stocks	$114,135,531	$—	$—
Real Estate Investment Trusts	3,071,422	—	—
Short-Term Investments	2,462,474	—	—
Total Investments in Securities	$119,669,427	$—	$—

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

	Level 1	Level 2	Level 3
Flexible Equity Fund
Common Stocks	$287,460,124	$—	$—
Warrants	409,800	—	—
Short-Term Investments	12,849,594	—	—
Total Investments in Securities	$300,719,518	$—	$—

	Level 1	Level 2	Level 3
Equity Income Fund
Common Stocks	$143,417,752	$—	$—
Preferred Stocks	3,945,509	—	—
Real Estate Investment Trusts	9,545,471	—	—
Short-Term Investments	6,194,219	—	—
Total Investments in Securities	$163,102,951	$—	$—

	Level 1	Level 2	Level 3
Sustainable Growth Fund
Common Stocks	$288,126,345	$—	$—
Real Estate Investment Trusts	9,630,625	—	—
Short-Term Investments	12,994,885	—	—
Total Investments in Securities	$310,751,855	$—	$—

	Level 1	Level 2	Level 3
Small-Cap Growth Fund
Common Stocks	$256,787,801	$—	$—
Private Placements	—	—	2,652,256
Short-Term Investments	7,764,748	—	—
Total Investments in Securities	$264,552,549	$—	$2,652,256

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$796,129,080	$—	$—
Real Estate Investment Trusts	24,921,007	—	—
Short-Term Investments	20,504,913	—	—
Total Investments in Securities	$841,555,000	$—	$—

	Level 1	Level 2	Level 3
Multi-Strategy Fund
Affiliated Mutual Funds	$2,854,696	$—	$—
Short-Term Investments	85,969	—	—
Total Investments in Securities	$2,940,665	$—	$—

	Level 1	Level 2	Level 3
Global Leaders Fund
Common Stocks:
China	$—	$488,367	$—
Denmark	258,863	361,979	—
Germany	—	501,742	—
Indonesia	—	188,314	—
Japan	—	486,116	—
Sweden	—	164,381	—
Switzerland	—	120,872	—
Taiwan	590,703	—	—
United Kingdom	249,665	830,992	—
United States	12,685,778	—	—
Short-Term Investments	2,229,379	—	—
Total Investments in Securities	$16,014,388	$3,142,763	$—

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

	Level 1	Level 2	Level 3
Intermediate Income Fund
Corporate Bonds & Notes	$—	$39,026,392	$—
Mortgage Backed Securities	—	16,719,696	—
Asset Backed Securities	—	11,981,664	—
Municipal Bonds	—	10,840,535	—
U.S. Treasury Notes	—	29,812,273	—
Affiliated Mutual Funds	36,829,660	—	—
Short-Term Investments	4,194,598	—	—
Total Investments in Securities	$41,024,258	$108,380,560	$—

	Level 1	Level 2	Level 3
Total Return Fund
Mortgage Backed Securities	$—	$29,675,456	$—
Asset Backed Securities	—	27,067,814	—
Corporate Bonds & Notes	—	22,618,921	—
Municipal Bonds	—	1,202,628	—
U.S. Treasury Notes	—	750,220	—
Short-Term Investments	2,867,377	—	—
Total Investments in Securities	$2,867,377	$81,315,039	$—
Future Contracts – Long*	$97,330	$—	$—

* Unrealized Appreciation (Depreciation)
	Level 1	Level 2	Level 3
Strategic Bond Fund
Asset Backed Securities	$—	$29,492,665	$—
Mortgage Backed Securities	—	17,908,491	—
Corporate Bonds & Notes	—	8,606,204	—
Municipal Bonds	—	1,725,924	—
Mutual Funds	949,630	—	—
Short-Term Investments	298,747	99,968	—
Total Investments in Securities	$1,248,377	$57,833,252	$—
Future Contracts – Short*	$16,706	$—	—

* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Maryland Bond Fund
Municipal Bonds	$—	$185,767,469	$—
Short-Term Investments	1,467,561	—	—
Total Investments in Securities	$1,467,561	$185,767,469	$—

	Level 1	Level 2	Level 3
Tax Exempt Bond Fund
Municipal Bonds	$—	$219,041,594	$—
Short-Term Investments	2,779,809	—	—
Total Investments in Securities	$2,779,809	$219,041,594	$—

	Level 1	Level 2	Level 3
Mortgage Securities Fund
Mortgage Backed Securities	$—	$332,239,861	$—
Asset Backed Securities	—	30,418,758	—
Local Government Housing Agency Bonds	—	2,793,897	—
Short-Term Investments	26,954,466	—	—
Total Investments in Securities	$26,954,466	$365,452,516	$—

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

	Level 1	Level 2	Level 3
Strategic European Equity Fund
Common Stocks:
Belgium	$—	$19,905,825	$—
Denmark	—	55,439,899	—
Finland	—	53,071,208	—
France	—	93,900,715	—
Germany	—	101,931,777	—
Italy	—	42,848,559	—
Netherlands	—	43,247,264	—
Spain	—	5,852,288	—
Sweden	—	117,065,680	—
Switzerland	9,733,252	209,579,183	—
United Kingdom	8,911,795	340,766,002	—
Short-Term Investments	21,001,530	—	—
Total Investments in Securities	$39,646,577	$1,083,608,400	$—

	Level 1	Level 2	Level 3
Japan Alpha Opportunities Fund
Common Stocks – Japan	$6,050,301	$2,079,802,982	$—
Short-Term Investments	128,894,432	—	—
Total Investments in Securities	$134,944,733	$2,079,802,982	$—
Forward Currency Exchange Contracts*	—	$(16,016,501)	$—
Future Contracts – Long*	$(945,626)	$—	$—

* Unrealized Appreciation (Depreciation)
	Level 1	Level 2	Level 3
Emerging Markets Fund
Common Stocks:
Brazil	$—	$11,228,673	$—
Chile	14,934,457	1,975,622	—
China	—	14,559,773	—
Hungary	—	19,674,954	—
India	—	46,626,284	—
Indonesia	—	5,977,660	—
Philippines	—	28,585,826	—
Poland	—	16,577,423	—
Portugal	—	2,778,354	—
South Africa	—	25,541,937	—
South Korea	—	75,481,067	—
Sweden	—	3,863,574	—
Taiwan	—	37,120,323	—
Thailand	758,519	—	—
Turkey	5,324,419	23,242,815	—
United Arab Emirates	1,592,567	10,794,319	—
Preferred Stocks	2,179,072	—	—
Warrants	12,473	—	—
Short-Term Investments	24,325,073	—	—
Total Investments in Securities	$49,126,580	$324,028,604	$—

	Level 1	Level 2	Level 3
Emerging Markets Small-Cap Fund
Common Stocks	—	$194,224,312	$—
Real Estate Investment Trusts	—	1,927,744	—
Mutual Funds	1,182,351	—	—
Warrants	2,337	—	—
Short-Term Investments	10,329,525	—	—
Total Investments in Securities	$11,514,213	$196,152,056	$—

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Balance as of June 30, 2015	$2,665,607
Purchases	—
Returns of Capital	(143,292)
Change in Unrealized Appreciation	129,941
Balance as of December 31, 2015	$2,652,256

The inputs utilized in valuing these securities consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

No options were held by the Funds during the six months ended December 31, 2015.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2015. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.60%
Value Equity Fund	0.60%
Flexible Equity Fund	0.60%
Equity Income Fund	0.60%
Sustainable Growth Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Multi-Strategy Fund	0.30%
Global Leaders Fund*	0.65%
Intermediate Income Fund	0.30%
Total Return Fund	0.30%
Strategic Bond Fund	0.40%
Maryland Bond Fund	0.30%
Tax Exempt Bond Fund	0.30%
Mortgage Securities Fund	0.30%
Strategic European Equity Fund**	0.90%
Japan Alpha Opportunities Fund**	1.00%
Emerging Markets Fund***	0.90%
Emerging Markets Small-Cap Fund****	1.25%

*
Subject to the general oversight of the Adviser and Board of Trustees during the period ended December 31, 2015, Brown Advisory Limited (“BAL”) served as sub-adviser to the Global Leaders Fund and made investment decisions on its behalf.  BAL is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2015, Wellington Management Company LLC (“Wellington”) served as sub-adviser to the Strategic European Equity Fund and the Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2015, Somerset Capital Management, LLP (“Somerset”) served as sub-adviser to the Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

****
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2015, Macquarie Funds Management Hong Kong Limited (“MFMHKL”) served as sub-adviser to the Emerging Markets Small-Cap Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Value Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Multi-Strategy Fund	1.10%	1.25%	1.50%
Global Leaders Fund	0.70%	0.85%	1.10%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
Strategic European Equity Fund	1.60%	1.75%	2.00%
Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Emerging Markets Fund	1.60%	1.75%	2.00%
Emerging Markets Small-Cap Fund	1.95%	2.10%	2.35%

During the six months ended December 31, 2015, the Adviser waived $14,052 in expenses for the Multi-Strategy Fund, $41,178 in expenses for the Global Leaders Fund, and $5,510 in expenses for the Strategic Bond Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At December 31, 2015, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2016	2017	2018	2019	Total
Multi-Strategy Fund	$—	$—	$20,377	$14,052	$34,429
Global Leaders Fund	—	—	—	41,178	41,178
Strategic Bond Fund	—	—	7,500	5,510	13,010

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund and Strategic Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

the Mortgage Securities Fund. As of December 31, 2015, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $36,829,660, or 24.4% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the six months ended December 31, 2015, the Intermediate Income Fund waived $53,415 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund during the six months ended December 31, 2015:

	Beginning		Purchases		Proceeds				Ending
	Market Value;		at Cost;		from Sales;		Unrealized		Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		Depreciation	Realized	[# of shares held}		Dividend	Gains
Investment	7/1/2015		purchased]		shares sold]		12/31/2015	Gains	12/31/2015		Income	Distributions
Mortgage Securities Fund	$33,931,642		$3,150,000		$—		$(555,101)	$—	$36,829,660		$448,348	$139,069
	[3,372,927	]	[310,039	]	[—	]			[3,682,966	]

Investments in Affiliates – Multi-Strategy Fund
The Multi-Strategy Fund invests in affiliated Brown Advisory Funds.  As of December 31, 2015, the Multi-Strategy Fund owned shares of affiliated Brown Advisory Funds with a total market value of $2,854,696, or 96.7% of the Multi-Strategy Fund’s net assets.

See the table below for details of the Multi-Strategy Fund investment in affiliated Brown Advisory Funds during the six months ended December 31, 2015:

	Beginning		Purchases		Proceeds		Unrealized		Ending
	Market Value;		at Cost;		from Sales;		Appreciation		Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		(Depreciation)	Realized	[# of shares held]		Dividend	Gains
Investment	7/1/2015		purchased]		shares sold]		12/31/2015	Gains	12/31/2015		Income	Distributions
Total Return Fund	$626,562		$166,626		$—		$(21,721)	$—	$788,102		$11,155	$—
	[63,740	]	[16,926	]	[—	]			[80,666	]
Flexible Equity Fund	$709,389		$233,992		$—		$(9,663)	$—	$911,857		$6,622	$—
	[44,560	]	[14,536	]	[—	]			[59,096	]
Small-Cap	$162,521		$58,107		$—		$(12,348)	$—	$204,278		$987	$4,164
Fundamental
Value Fund
	[6,884	]	[2,517	]	[—	]			[9,401	]
Strategic Bond Fund	$232,283		$71,752		$—		$(16,430)	$—	$291,005		$9,736	$—
	[23,630	]	[7,394	]	[—	]			[31,024	]
WMC Strategic	$206,191		$62,878		$—		$5,411	$—	$266,737		$721	$—
European
Equity Fund
	[20,215	]	[6,039	]	[—	]			[26,254	]
Somerset Emerging	$117,555		$55,288		$—		$(23,754)	$—	$150,245		$1,635	$—
Markets Fund
	[12,069	]	[6,143	]	[—	]			[18,212	]
Small-Cap Growth Fund	$92,664		$45,333		$—		$(9,713)	$—	$119,594		$—	$17,143
	[2,580	]	[1,358	]	[—	]			[3,938	]
Emerging Markets	$94,042		$49,022		$—		$(9,529)	$—	$122,878		$—	$5,058
Small-Cap Fund
	[8,038	]	[4,578	]	[—	]			[12,616	]
								Totals:	$2,854,696		$30,856	$26,365

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, transfer agent and accounting fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended December 31, 2015 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$292,293,237	$434,523,729
Value Equity Fund	26,374,487	57,665,519
Flexible Equity Fund	42,897,336	14,633,495
Equity Income Fund	13,455,392	38,186,929
Sustainable Growth Fund	109,293,271	32,000,218
Small-Cap Growth Fund	49,994,464	56,436,358
Small-Cap Fundamental Value Fund	152,439,930	125,356,506
Multi-Strategy Fund	742,998	—
Global Leaders Fund	11,005,246	3,401,862
Intermediate Income Fund	73,267,146	72,162,147
Total Return Fund	97,395,592	102,740,597
Strategic Bond Fund	61,512,535	61,757,084
Maryland Bond Fund	125,778,037	132,677,853
Tax Exempt Bond Fund	203,784,302	198,330,140
Mortgage Securities Fund	371,366,757	242,505,014
Strategic European Equity Fund	965,612,807	115,912,443
Japan Alpha Opportunities Fund	1,605,095,141	922,996,241
Emerging Markets Fund	92,500,412	54,465,196
Emerging Markets Small-Cap Fund	134,491,616	99,533,306

The Intermediate Income Fund purchased $26,141,585 and sold $8,752,816 in U.S. Government securities during the six months ended December 31, 2015. The Total Return Fund purchased $17,581,905 and sold $21,506,115 in U.S. Government securities during the six months ended December 31, 2015. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

The cost basis of investments for federal income tax purposes at December 31, 2015 were as follows:

	Growth Equity	Value Equity	Flexible Equity	Equity Income
	Fund	Fund	Fund	Fund
Tax Cost of Investments	$1,660,017,250	$101,807,168	$249,245,011	$131,046,242
Gross tax unrealized appreciation	762,138,291	24,747,204	63,305,575	38,200,876
Gross tax unrealized depreciation	(49,098,462)	(6,884,945)	(11,831,068)	(6,144,167)
Net tax unrealized appreciation (depreciation)	$713,039,829	$17,862,259	$51,474,507	$32,056,709

	Sustainable		Small-Cap
	Growth	Small-Cap	Fundamental	Multi-Strategy
	Fund	Growth Fund	Value Fund	Fund
Tax Cost of Investments	$236,656,833	$194,936,339	$766,636,240	$3,045,072
Gross tax unrealized appreciation	74,655,759	80,660,834	154,565,553	5,411
Gross tax unrealized depreciation	(560,737)	(8,392,368)	(79,646,793)	(109,818)
Net tax unrealized appreciation (depreciation)	$74,095,022	$72,268,466	$74,918,760	$(104,407)

	Global Leaders	Intermediate	Total Return	Strategic
	Fund	Income Fund	Fund	Bond Fund
Tax Cost of Investments	$18,387,049	$150,406,525	$85,054,013	$59,825,510
Gross tax unrealized appreciation	1,028,016	732,803	329,141	161,859
Gross tax unrealized depreciation	(257,914)	(1,734,510)	(1,200,738)	(905,740)
Net tax unrealized appreciation (depreciation)	$770,102	$(1,001,707)	$(871,597)	$(743,881)

				Strategic
	Maryland	Tax Exempt	Mortgage	European
	Bond Fund	Bond Fund	Securities Fund	Equity Fund
Tax Cost of Investments	$184,494,815	$219,929,092	$394,255,407	$1,119,540,702
Gross tax unrealized appreciation	2,994,102	2,274,140	2,419,664	73,356,246
Gross tax unrealized depreciation	(253,887)	(381,829)	(4,268,089)	(69,641,971)
Net tax unrealized appreciation (depreciation)	$2,740,215	$1,892,311	$(1,848,425)	$3,714,275

	Japan Alpha	Emerging	Emerging
	Opportunities	Markets	Markets
	Fund	Fund	Small-Cap Fund
Tax Cost of Investments	$2,126,447,013	$426,832,654	$212,720,388
Gross tax unrealized appreciation	247,519,346	23,223,711	13,293,214
Gross tax unrealized depreciation	(159,218,644)	(76,901,181)	(18,347,333)
Net tax unrealized appreciation (depreciation)	$88,300,702	$(53,677,470)	$(5,054,119)

Because tax adjustments are calculated annually, the above tables reflect the tax adjustments outstanding as of the Fund’s previous fiscal year end (if applicable).

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character for the six months ended December 31, 2015 is estimated):

	Tax Exempt Income		Ordinary Income
	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
Growth Equity Fund	$—	$—	$7,902,803	$10,853,820
Value Equity Fund	—	—	3,830,952	4,810,520
Flexible Equity Fund	—	—	1,728,214	1,001,462
Equity Income Fund	—	—	2,352,333	5,266,833
Sustainable Growth Fund	—	—	2,679,763	—
Small-Cap Growth Fund	—	—	763,437	—
Small-Cap Fundamental Value Fund	—	—	2,796,636	8,008,331
Multi-Strategy Fund	—	—	14,413	2,394
Global Leaders Fund	—	N/A	—	N/A
Intermediate Income Fund	—	—	1,985,559	3,532,751
Total Return Fund	—	—	1,160,402	836,802
Strategic Bond Fund	—	—	1,877,811	200,659
Maryland Bond Fund	1,963,017	3,466,082	—	10,220
Tax Exempt Bond Fund	2,518,167	3,896,216	—	7,149
Mortgage Securities Fund	—	—	3,432,917	7,844,211
Strategic European Equity Fund	—	—	2,992,321	2,192,615
Japan Alpha Opportunities Fund	—	—	227,528,770	64,930,081
Emerging Markets Fund	—	—	3,928,021	3,789,665
Emerging Markets Small-Cap Fund	—	—	8,503,241	—

	Long-Term Capital Gain^
	December 31, 2015	June 30, 2015
Growth Equity Fund	$141,076,505	$67,977,746
Value Equity Fund	14,006,501	5,195,581
Flexible Equity Fund	—	—
Equity Income Fund	1,785,670	8,348,294
Sustainable Growth Fund	11,297,125	4,340,210
Small-Cap Growth Fund	39,659,022	31,884,901
Small-Cap Fundamental Value Fund	17,190,301	27,145,541
Multi-Strategy Fund	17,466	—
Global Leaders Fund	—	N/A
Intermediate Income Fund	369,469	—
Total Return Fund	—	—
Strategic Bond Fund	—	—
Maryland Bond Fund	906,772	1,040,851
Tax Exempt Bond Fund	—	—
Mortgage Securities Fund	1,257,738	—
Strategic European Equity Fund	—	—
Japan Alpha Opportunities Fund	3,902,671	—
Emerging Markets Fund	—	—
Emerging Markets Small-Cap Fund	—	—

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

At June 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth Equity	Value Equity	Flexible Equity	Equity Income
	Fund	Fund	Fund	Fund
Net tax unrealized appreciation	$717,028,992	$25,868,611	$52,390,733	$40,551,725
Net unrealized appreciation on foreign receivables	—	—	(311)	—
Undistributed ordinary income	—	3,830,901	826,205	—
Undistributed long-term capital gain	99,087,324	14,006,420	—	1,785,605
Total distributable earnings	99,087,324	17,837,321	826,205	1,785,605
Other accumulated losses	—	—	(563,381)	—
Total accumulated earnings	$816,116,316	$43,705,932	$52,653,246	$42,337,330

			Small-Cap
	Sustainable	Small-Cap	Fundamental	Multi-Strategy
	Growth Fund	Growth Fund	Value Fund	Fund
Net tax unrealized appreciation	$66,449,770	$95,012,278	$132,733,865	$25,103
Net unrealized appreciation on foreign receivables	(124)	—	—	—
Undistributed ordinary income	—	763,358	—	3,855
Undistributed long-term capital gain	10,482,038	24,907,663	17,190,395	4,624
Total distributable earnings	10,482,038	25,671,021	17,190,395	8,479
Other accumulated losses	(9,655,423)	(826,491)	(6,307,397)	(10,237)
Total accumulated earnings	$67,276,261	$119,856,808	$143,616,863	$23,345

	Intermediate	Total Return	Strategic	Maryland
	Income Fund	Fund	Bond Fund	Bond Fund
Net tax unrealized appreciation (depreciation)	$(892,792)	$(521,159)	$(817,610)	$1,705,701
Undistributed ordinary income	453,444	155,204	772,240	246,879 ^
Undistributed long-term capital gain	369,442	—	—	—
Total distributable earnings	822,886	155,204	772,240	246,879 ^
Other accumulated losses	(190,234)	(1,273,889)	(1,294,068)	(361,093)
Total accumulated earnings (losses)	$(260,140)	$(1,639,844)	$(1,339,438)	$1,591,487

		Mortgage	Strategic	Japan Alpha
	Tax Exempt	Securities	European	Opportunities
	Bond Fund	Fund	Equity Fund	Fund
Net tax unrealized appreciation (depreciation)	$(973,681)	$(950,820)	$7,287,374	$131,941,046
Net unrealized appreciation on foreign receivables	—	—	(23,193)	(74,537)
Undistributed ordinary income	246,728 ^	16,572	2,991,719	215,448,004
Undistributed long-term capital gain	—	1,036,868	—	17,516,617
Total distributable earnings	246,728 ^	1,053,440	2,991,719	232,964,621
Other accumulated losses	(1,657,038)	—	(9,108,703)	(19,059,167)
Total accumulated earnings (losses)	$(2,383,991)	$102,620	$1,147,197	$345,771,963

	Emerging	Emerging
	Markets	Markets
	Fund	Small-Cap Fund
Net tax unrealized appreciation (depreciation)	$(2,843,242)	$13,397,315
Net unrealized appreciation on foreign receivables	(25,268)	1,143
Undistributed ordinary income	2,706,260	8,503,213
Undistributed long-term capital gain	—	—
Total distributable earnings	2,706,260	8,503,213
Other accumulated losses	(7,465,126)	—
Total accumulated earnings (losses)	$(7,627,376)	$21,901,671

^  Represents tax exempt income.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Note 6. Forward Foreign Currency Contracts

The Strategic European Equity Fund and the Japan Alpha Opportunities Fund invested in forward foreign currency contracts during the six months ended December 31, 2015.

The majority of the Japan Alpha Opportunities Fund’s assets are denominated in Japanese Yen. The Japan Alpha Opportunities Fund seeks to offset or hedge its exposure to the Japanese Yen by entering into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. Typically, the Japan Alpha Opportunities Fund will have a net position in forward foreign currency contracts that commits the Fund to sell Japanese Yen in return for U.S. Dollars. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts is reported in the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The effect of forward foreign currency contracts on the Statements of Assets and Liabilities as of December 31, 2015 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Assets: Gross Unrealized
		Appreciation – Forward Foreign
		Currency Contracts	$148,008
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Liabilities: Gross Unrealized
		Depreciation – Forward Foreign
		Currency Contracts	$16,164,509

The effect of forward foreign currency contracts on the Statements of Operations for the six months ended December 31, 2015 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Realized Gain (Loss) –
		Forward Foreign Currency Contracts	$(58,604,892)
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Forward Foreign Currency Contracts	$3,042,666
Strategic European Equity Fund	Forward Foreign Currency Contracts	Net Realized Gain (Loss) –
		Forward Foreign Currency Contracts	$(82,499)

During the six months ended December 31, 2015, the average original market value, in U.S. Dollars, of forward foreign currency contracts held by the Fund was $1,915,121,215. Typically, the Fund will seek to offset all or nearly all of its exposure to the Japanese Yen through the use of forward foreign currency contracts. Therefore, the amount of open forward foreign currency contracts outstanding at any given time is likely to be similar to the total net assets of the Fund at that time.

During the six months ended December 31, 2015, the average original market value, in U.S. Dollars, of forward foreign currency contracts held by Strategic European Equity Fund was $40,696,007.

Offsetting Assets & Liabilities – Forward Foreign Currency Contracts

To facilitate the Japan Alpha Opportunities Fund’s investment in forward foreign currency contracts, the Fund has entered into agreements with counterparties that dictate the terms under which the Fund and the counterparty will enter into such agreements. Under these agreements, both the Fund and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis”.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Consequently, some funds may choose to present such assets or liabilities related to forward foreign currency contracts or other derivatives on a net basis in their Statements of Assets and Liabilities. The Japan Alpha Opportunities Fund does not present any assets or liabilities related to forward foreign currency contracts in such a manner; rather, the Fund presents the gross amounts of assets and the gross amounts of liabilities related to forward foreign currency contracts in the Statements of Assets and Liabilities. In order to facilitate comparability amongst different funds, the table below shows what the Japan Alpha Opportunities Fund’s Statement of Assets and Liabilities accounts related to forward foreign currency contracts would look like if it did choose to offset, or present on a net basis, assets and liabilities related to forward foreign currency contracts.

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
Unrealized Appreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Counterparty:
Citibank N.A.	$148,008	$(148,008)	$—	$—	$—	$—
RBC Capital Markets	—	—	—	—	—	—
Total	$148,008	$(148,008)	$—	$—	$—	$—

Liabilities:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
Unrealized Depreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Counterparty:
Citibank N.A.	$—	$(148,008)	$(148,008)	$—	$—	$(148,008)
RBC Capital Markets	16,164,509	—	16,164,509	—	—	16,164,509
Total	$16,164,509	$(148,008)	$16,016,501	$—	$—	$16,016,501

Note 7. Futures Contracts

The Total Return Fund, Strategic Bond Fund, Strategic European Equity Fund and Japan Alpha Opportunities Fund invested in futures contracts during the six months ended December 31, 2015. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. The daily settlement of variation margin between the Fund and the broker serves to reduce counterparty risk to the Fund. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amount of the futures contract as shown in the Schedule of Investments.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

The effect of futures contracts on the Statements of Assets and Liabilities as of December 31, 2015 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Total Return Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$97,330

Total Return Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$—
Strategic Bond Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$16,706

Strategic Bond Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$—
Japan Alpha Opportunities Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$—

Japan Alpha Opportunities Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$945,626

The effect of futures contracts on the Statements of Operations for the six months ended December 31, 2015 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Total Return Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$60,669

Total Return Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$237,028
Strategic Bond Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$54,590

Strategic Bond Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$43,112
Japan Alpha Opportunities Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$(9,799,451)

Japan Alpha Opportunities Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$336,271
Strategic European Equity Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$(1,711,587)

During the six months ended December 31, 2015, the average notional fair value of long futures contracts held by the Total Return Fund, Strategic European Equity Fund and Japan Alpha Opportunities Fund were $11,986,607, $109,419 and $161,220,490, respectively.

During the six months ended December 31, 2015, the average notional fair value of the short futures contracts held by the Total Return Fund and Strategic Bond Fund were $7,950,235 and $4,944,802, respectively.

Offsetting Assets & Liabilities – Futures Contracts

To facilitate the Fund’s investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose to offset, or present on a net basis, assets and liabilities related to futures contracts.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund
Futures contracts	$97,330	$—	$97,330	$—	$—	$97,330
Strategic Bond Fund
Futures contracts	16,706	—	16,706	—	—	16,706
Japan Alpha Opportunities Fund
Futures contracts	—	—	—	—	—	—

Liabilities:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement	the Statement
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund
Futures contracts	$—	$—	$—	$—	$—	$—
Strategic Bond Fund
Futures contracts	—	—	—	—	—	—
Japan Alpha Opportunities Fund
Futures contracts	945,626	—	945,626	—	$945,626	—

Note 8. Line of Credit

As of December 31, 2015, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2015 was 3.50% (prime rate). During the six months ended December 31, 2015, the only Funds to utilize the line of credit were the Value Equity Fund and the Strategic Bond Fund. The Value Equity Fund had a maximum outstanding balance of $497,000 and an average daily balance outstanding of $4,810. The Strategic Bond Fund had a maximum outstanding balance of $580,000 and an average daily balance outstanding of $16,951. The total interest expenses incurred by the Value Equity Fund and Strategic Bond Fund under the terms of the line of credit were $80 and $299, respectively.  As of December 31, 2015, none of the Funds had any amounts outstanding under the line of credit.

Note 9. Merger of Funds

As of the close of business on October 23, 2015, pursuant to an Agreement and Plan of Reorganization approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Opportunity Fund (“Opportunity Fund”) were transferred to the Global Leaders Fund in exchange for shares of the Global Leaders Fund of equal value. The purpose of the transaction was to combine two funds with similar investment strategies into a single fund where the Fund and its shareholders have the potential to benefit from economies of scale. Investor Shares of the Opportunity Fund were exchanged for Investor Shares of the Global Leaders Fund. The exchange ratio was 2.446. The net asset value of the Global Leaders Fund’s Investor Shares on the close of business October 23, 2015 both before and after the reorganization was $10.09. A total of 994,393 Investor Shares were issued to the shareholders of the Opportunity Fund in the exchange. The Opportunity Fund’s net assets at the reorganization date of $10,035,030, including $254,611 of unrealized appreciation, were combined with those of the Global Leaders Fund.  Assuming the acquisition had been completed on July 1, 2015, the beginning of the annual reporting period of the Global Leaders Fund, proforma results of operations for the period ended December 31, 2015 would include net investment loss of $15,218, and net realized and change in unrealized loss of $74,904, resulting in a decrease in net assets of $90,122.  Prior to the reorganization, the Global Leaders Fund net assets totaled $4,178,793.  Immediately after the reorganization, the net assets of the Global Leaders

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2015 (Unaudited)

Fund totaled $14,213,823. The exchange was a tax-free event to the Opportunity Fund shareholders. For financial reporting purposes, assets received and shares issued by the Global Leaders Fund were recorded at fair value; however, the cost basis of investments received from the Opportunity Fund was carried forward to align ongoing reporting of the Global Leaders Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended December 31, 2015 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the Hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2015	December 31, 2015	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,021	$3.66	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.66	0.72%
Investor Shares
Actual Return	$1,000	$1,020	$4.42	0.87%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.42	0.87%
Advisor Shares
Actual Return	$1,000	$1,019	$5.68	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.69	1.12%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended December 31, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2015	December 31, 2015	During the Period*	Ratio*
Value Equity Fund
Institutional Shares
Actual Return	$1,000	$ 919	$3.67	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.86	0.76%
Investor Shares
Actual Return	$1,000	$ 918	$4.39	0.91%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.62	0.91%
Advisor Shares
Actual Return	$1,000	$ 917	$5.59	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.89	1.16%

Flexible Equity Fund
Institutional Shares
Actual Return	$1,000	$ 976	$3.68	0.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.76	0.74%
Investor Shares
Actual Return	$1,000	$ 975	$4.42	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.52	0.89%
Advisor Shares
Actual Return	$1,000	$ 974	$5.66	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.79	1.14%

Equity Income Fund
Institutional Shares
Actual Return	$1,000	$ 960	$3.70	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.81	0.75%
Investor Shares
Actual Return	$1,000	$ 959	$4.43	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.57	0.90%
Advisor Shares
Actual Return	$1,000	$ 959	$5.66	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.84	1.15%

Sustainable Growth Fund
Institutional Shares
Actual Return	$1,000	$1,052	$3.82	0.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.76	0.74%
Investor Shares
Actual Return	$1,000	$1,051	$4.59	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.52	0.89%
Advisor Shares
Actual Return	$1,000	$1,050	$5.87	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.79	1.14%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended December 31, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2015	December 31, 2015	During the Period*	Ratio*
Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$ 989	$4.95	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.03	0.99%
Investor Shares
Actual Return	$1,000	$ 988	$5.70	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.79	1.14%
Advisor Shares
Actual Return	$1,000	$ 988	$6.95	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.05	1.39%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000	$ 944	$4.79	0.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.98	0.98%
Investor Shares
Actual Return	$1,000	$ 943	$5.52	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.74	1.13%
Advisor Shares
Actual Return	$1,000	$ 942	$6.74	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.00	1.38%

Multi-Strategy Fund
Institutional Shares
Actual Return	$1,000	$ 972	$5.45	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.58	1.10%
Global Leaders Fund
Investor Shares
Actual Return	$1,000	$ 989	$4.23	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.29	0.85%

Intermediate Income Fund
Investor Shares
Actual Return	$1,000	$1,004	$2.22	0.44%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.24	0.44%
Advisor Shares
Actual Return	$1,000	$1,004	$3.48	0.69%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.51	0.69%

Total Return Fund
Institutional Shares
Actual Return	$1,000	$1,008	$2.57	0.51%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.59	0.51%
Investor Shares
Actual Return	$1,000	$1,008	$2.83	0.56%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.85	0.56%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended December 31, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2015	December 31, 2015	During the Period*	Ratio*
Strategic Bond Fund
Investor Shares
Actual Return	$1,000	$ 988	$3.50	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.56	0.70%
Advisor Shares
Actual Return	$1,000	$ 986	$4.74	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.82	0.95%

Maryland Bond Fund
Investor Shares
Actual Return	$1,000	$1,021	$2.49	0.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.49	0.49%

Tax Exempt Bond Fund
Investor Shares
Actual Return	$1,000	$1,022	$2.49	0.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.49	0.49%

Mortgage Securities Fund
Institutional Shares
Actual Return	$1,000	$1,010	$2.27	0.45%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.29	0.45%
Investor Shares
Actual Return	$1,000	$1,010	$2.53	0.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.54	0.50%

Strategic European Equity Fund
Institutional Shares
Actual Return	$1,000	$ 999	$5.38	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.43	1.07%
Investor Shares
Actual Return	$1,000	$ 998	$6.13	1.22%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.19	1.22%
Advisor Shares
Actual Return	$1,000	$ 996	$7.38	1.47%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.46	1.47%

Japan Alpha Opportunities Fund
Institutional Shares
Actual Return	$1,000	$ 936	$5.55	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.79	1.14%
Investor Shares
Actual Return	$1,000	$ 935	$6.28	1.29%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.55	1.29%
Advisor Shares
Actual Return	$1,000	$ 934	$7.48	1.54%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.81	1.54%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended December 31, 2015 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2015	December 31, 2015	During the Period*	Ratio*
Emerging Markets Fund
Institutional Shares
Actual Return	$1,000	$ 856	$5.55	1.19%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.04	1.19%
Investor Shares
Actual Return	$1,000	$ 855	$6.25	1.34%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.80	1.34%
Advisor Shares
Actual Return	$1,000	$ 854	$7.41	1.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.06	1.59%

Emerging Markets Small-Cap Fund
Institutional Shares
Actual Return	$1,000	$ 868	$7.19	1.53%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.76	1.53%
Investor Shares
Actual Return	$1,000	$ 867	$7.89	1.68%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.52	1.68%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the Funds’ fiscal year ended as of the date of this report. Actual Return amounts for the Global Leaders Fund are based upon the period of time from the inception of the Fund (end of day on July 1, 2015) to December 31, 2015. No expenses were incurred by Global Leaders Fund shareholders on July 1, 2015.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

1.
Board of Trustees Approval of the Continuation of the Trust’s Investment Advisory Agreement (with respect to each of the Funds other than the Brown Advisory Total Return Fund, the Brown Advisory Multi-Strategy Fund and the Brown Advisory Emerging Markets Small-Cap Fund)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as any applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.  (Separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Emerging Markets Fund; (2) the approval of the continuation of each of the Sub-Investment Advisory Agreements with respect to the Brown Advisory-WMC Strategic European Equity Fund and the Brown Advisory-WMC Japan Alpha Opportunities Fund, and (3) the approval of the adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund are set forth immediately following this section).

Accordingly, in determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 24, 2015.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2016.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2015, and for shorter periods as applicable with respect to

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

those Funds with shorter operating histories. The Board took into consideration that this information for certain of the Funds included information from when certain of these Funds were series of another registered investment company for which Brown Advisory had previously provided investment advisory services (the “Predecessor Funds”), and which were reorganized into their respective successor Funds as part of a reorganization transaction that was completed in October 2012.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year and three-year periods ended June 30, 2015. The Board also noted that the Investor Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended June 30, 2015.

Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one- and three-year periods ended June 30, 2015, but had underperformed its primary benchmark index for the five-year period ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2015, but had outperformed its peer group median for the three- and five-year periods ended June 30, 2015.

Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended June 30, 2015, but had outperformed its primary benchmark index for the ten-year period ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2015, but had outperformed its peer group median for the ten-year period ended June 30, 2015.

Small-Cap Fundamental Value Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, for the one-, three- and five-year periods ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2015, but had outperformed its peer group median for the three- and five-year periods ended June 30, 2015.

Small-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Growth Index, for the three- and five-year periods ended June 30, 2015, but had outperformed its primary benchmark index for the one- and ten-year periods ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the five-year period ended June 30, 2015, but had outperformed its peer group median for the one- and ten-year periods ended June 30, 2015. The Board also noted that the Investor Shares of the Fund had matched its peer group median for the three-year period ended June 30, 2015.

Value Equity Fund

The Board then reviewed information and materials regarding the performance results for the Value Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Value Index, for the one-, three-, five- and ten-year periods ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2015.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the three-year period ended June 30, 2015, but had outperformed its primary benchmark index for the one-year period ended June 30, 2015.  The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2015.

Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate U.S. Aggregate Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2015.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2015. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2015. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

Strategic Bond Fund

The Board then reviewed information and materials regarding the performance results for the Strategic Bond Fund, noting that the Advisor Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate U.S. Aggregate Bond Index, for the one- and three-year periods ended June 30, 2015. The Board noted that the Advisor Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2015, but had outperformed its peer group median for the three-year period ended June 30, 2015. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

Tax Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax Exempt Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the one- and three-year periods ended June 30, 2015. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended June 30, 2015.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

Somerset Emerging Markets Fund

The Board then reviewed information and materials regarding the performance results for the Somerset Emerging Markets Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Emerging Markets Index, for the one-year period ended June 30, 2015. The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2015.

WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe Index, for the one-year period ended June 30, 2015. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2015.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

WMC Japan Alpha Opportunities Fund

The Board then reviewed information and materials regarding the performance results for the WMC Japan Alpha Opportunities Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the TOPIX Total Return U.S. Dollar Hedged Index, for the one-year period ended June 30, 2015. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2015. The Board also noted that, because the Fund commenced operations in March 2014, the Fund has a relatively short performance history.

Mortgage Securities Fund

The Board next reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Barclays Mortgage Backed Securities Index, for the one-year period ended June 30, 2015. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2015.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2016, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.  The Board reviewed with the representatives of Brown Advisory certain fee and expense information as follows:

Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.90%, which is lower than the median net expense ratio of its peer funds.

Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.91%, which was below the median net expense ratio of its peer funds.

Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.87%, which was above the median net expense ratio of its peer funds.

Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.13%, which was above the median net expense ratio of its peer funds.

Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.14%, which was higher than the median net expense ratio of its peer funds.

Value Equity Fund

The Board then reviewed expense information and materials for the Value Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.90%, which was lower than the median net expense ratio of its peer funds.

Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.90%, which was lower than the average net expense ratio of its peer funds.

Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

Strategic Bond Fund

The Board then reviewed expense information and materials for the Strategic Bond Fund, noting that the Investment Advisory Agreement provided for a 0.40% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Advisor Shares was 0.95%, which was lower than the median net expense ratio of its peer funds.

Tax Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.50%, which was lower than the median net expense ratio of its peer funds.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

Somerset Emerging Markets Fund

The Board next reviewed expense information and materials for the Somerset Emerging Markets Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.22%, which was lower than the median net expense ratio of its peer funds.

WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was comparable to the median for its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.13%, which was comparable to the median net expense ratio of its peer funds.

WMC Japan Alpha Opportunities Fund

The Board then reviewed expense information and materials for the WMC Japan Alpha Opportunities Fund, noting that the Investment Advisory Agreement provided for a 1.00% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.15%, which was higher than the median net expense ratio of its peer funds.

Mortgage Securities Fund

The Board next reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.  The Trustees then noted that they will have the opportunity to periodically re-examine whether any of the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on applicable Funds could be further considered.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds  benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees had previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.  The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring that the Funds operate successfully.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In reaching their conclusion with respect to the approval of the of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.	Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-Somerset Emerging Markets Fund

The Sub-Investment Advisory Agreement with respect to the Brown Advisory-Somerset Emerging Markets Fund (the “Fund”) between Brown Advisory and Somerset Capital Management LLP, the sub-investment adviser to the Fund (“Somerset”), was also approved by the Board of Trustees at the Board meeting held on September 24, 2015.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of the Adviser and Somerset, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset, the Board of Trustees requested, and the Adviser and Somerset provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset. The Trustees considered various matters involving the respective services provided by each of the Adviser and Somerset in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Somerset.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Somerset’s investment activities with respect to Somerset’s day-to-day portfolio management of the Fund’s assets in order to make sure that Somerset is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

oversight of the investment program maintained by Somerset with respect to the Fund, the Adviser prepares extensive reports to the Board regarding the investment activities of Somerset, which reports contain detailed analyses of how Somerset is performing.

The Board reviewed and evaluated the information that the Adviser and Somerset had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Somerset and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Somerset is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Somerset’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Somerset, the Trustees concluded that Somerset is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2016.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Somerset.  Accordingly, on the basis of the Board’s review of the fees charged by Somerset for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Somerset and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Somerset from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Somerset from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Somerset has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Somerset, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Somerset with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Somerset to the Fund and determined that that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Somerset and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Somerset, reasonably reflected the nature and extent of the services provided by Somerset with respect to the Fund.

3.
Board of Trustees Approval of the Continuation of Each of the Sub-Investment Advisory Agreements With Respect to: (i) the Brown Advisory-WMC Strategic European Equity Fund and (ii) the Brown Advisory-WMC Japan Alpha Opportunities Fund

Each of the Sub-Investment Advisory Agreements with respect to: (i) the Brown Advisory-WMC Strategic European Equity Fund (the “Strategic European Equity Fund”) between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Strategic European Equity Fund (“Wellington”), and (ii) the Brown Advisory-WMC Japan Alpha Opportunities Fund (the “Japan Alpha Opportunities Fund”) between Brown Advisory and Wellington, the sub-investment adviser to the Japan Alpha Opportunities Fund, were also approved by the Board of Trustees at the Board meeting held on September 24, 2015.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of each of the Sub-Investment Advisory Agreements, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of the Adviser and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington, the Board of Trustees requested, and the Adviser and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of the Adviser and Wellington in connection with the management and operation of each of the Funds and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of each Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that each Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Wellington with respect to each of the Funds, the Adviser prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing

The Board reviewed and evaluated the information that the Adviser and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that each respective Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that each of the Sub-Investment Advisory Agreements was consistent with the best interests of the respective Funds and their shareholders and would enable each of the Funds to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of each of the Funds and their respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to each of the Funds as indicated by the professional qualifications and experience of the respective portfolio managers of the Funds, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of each of the Funds are competitive with industry averages. The Trustees also noted that each of the Funds is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2016.  The Board took note of the fact that the sub-advisory fees had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Funds, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Funds grows and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment sub-advisory fees will not decrease as the Funds’ assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that each Fund’s investment sub-advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund marketplace.  The Trustees then noted that they will have the opportunity to periodically re-examine whether either Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to each Fund, in the future at which time the implementation of fee breakpoints on one or both of the Funds could be further considered.

Benefits to Wellington from its relationships with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Wellington from its relationships with the Funds, including any potential “soft dollar” benefits in connection with each Fund’s brokerage transactions and use of each Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreements, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contracts and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreements and the level of fees paid under the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Wellington to the Funds and determined that that these services will continue to benefit the Funds and their shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Funds between Brown Advisory and Wellington and they determined that the sub-advisory fees for each respective Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Funds.

4.	Board of Trustees Approval of the Adoption of the Investment Advisory Agreement and Sub-Investment Advisory Agreement for the Brown Advisory Global Leaders Fund

The adoption of the Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory Global Leaders Fund (the “Global Leaders Fund”), and Brown Advisory was approved by the Board of Trustees at the meeting of the Board held on May 6, 2015.  At the same meeting, the Board of Trustees also approved the Sub-Investment Advisory Agreement with respect to the Global Leaders Fund between Brown Advisory and its affiliate Brown Advisory Ltd. (“Brown Advisory Ltd.” or the “Sub-Adviser”), as sub-investment adviser to the Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of both the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, and this was required to take place at an in-person

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of each of the Agreements, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve: (1) the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the Global Leaders Fund, and (2) the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd. with respect to the Global Leaders Fund, the Board of Trustees requested, and the Adviser and the Sub-Adviser, as applicable, provided information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser, the Sub-Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, and the investment experience and background of the proposed portfolio manager for the Global Leaders Fund, as well as information regarding the estimated fees and expenses of the Global Leaders Fund, as compared to other similar mutual funds.

The Board initially considered matters with respect to the proposed establishment and organization of the Global Leaders Fund at prior meetings of the Board held on November 5, 2014 and on February 12, 2015, in order to consider various matters with respect to the proposed approval of each of the Agreements.  At each of these meetings, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the Global Leaders Fund, the proposed sub-advisory services to be provided to the Fund by the Sub-Adviser, the nature and extent of the duties and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund, including the proposed sub-advisory fees to be paid to the Sub-Adviser.  During each of these meetings representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the Global Leaders Fund and their recommendation to retain the Sub-Adviser to provide sub-advisory services to the Fund, and they reviewed the process that they had followed in determining to propose the selection of Brown Advisory Ltd. to serve as Sub-Adviser to the Fund.

The Board then met again at in-person meeting of the Board of Trustees held on May 6, 2015 in order to consider matters with respect to the Global Leaders Fund and the members of the Board reviewed and considered the approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement.  In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2017, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund.  At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed by the Sub-Adviser.

Following their consideration and review of these matters, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the Global Leaders Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the Global Leaders Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment team who will be responsible for the ongoing supervision and oversight of Brown Advisory Ltd.’s investment activities with respect to the Fund, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Global Leaders Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Global Leaders Fund to limit the Fund’s operating expenses through October 31, 2017.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the Global Leaders Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory and sub-advisory oversight services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Global Leaders Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Global Leaders Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Global Leaders Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Global Leaders Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Brown Advisory from its relationship with the Global Leaders Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Global Leaders Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Global Leaders Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  In addition, the Trustees determined that the Global Leaders Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Global Leaders Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Global Leaders Fund’s operations.

Other Considerations.  In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Global Leaders Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management and compliance due diligence with respect to the operations of the Sub-Adviser, and the Board determined that the advisory fees fairly compensate Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Global Leaders Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Global Leaders Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Global Leaders Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the Funds.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the Global Leaders Fund pursuant to which Brown Advisory will provide certain business management services to the Fund, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their November 5, 2014 Board meeting and their February 12, 2015 Board meeting, at which meetings they had considered various matters with respect to the proposed establishment and operation of the Global Leaders Fund, and had received presentations from the proposed portfolio manager for the Fund.  In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Global Leaders Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

5.	Board of Trustees Approval of the Adoption of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their May 6, 2015 Board meeting, the Board also undertook the consideration of various matters with respect to the proposed approval of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd.  They considered matters involving the respective services to be provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Global Leaders Fund and they took note of the extensive oversight duties to be performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

The Trustees carefully considered the relevant allocation of services between the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, the nature and extent of the fee split between the Adviser and the Sub-Adviser, and the duties and responsibilities for the management and operation of the Fund as set forth in each of the Agreements.  The Trustees took into consideration the affiliated status of Brown Advisory and the Sub-Adviser as a result of their being under common control and they concluded that this was beneficial because of the common management and operations shared by the two firms and the close working relationship that exists between the two firms as indicated by the representatives of Brown Advisory and the Sub-Adviser.  The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s proposed investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took note of the extensive experience of the proposed portfolio manager for the Fund, and the presentations that the proposed portfolio manager had previously made to the members of the Board regarding his experience and his plans for the management of the Global Leaders Fund through his position with the Sub-Adviser.  The Board took note of the fact that the Sub-Adviser had not previously served as the sub-adviser to an SEC-registered mutual fund, but they considered that as a result of the close working relationship between the Sub-Adviser and Brown Advisory, the Sub-Adviser can benefit from the experience of Brown Advisory in managing each of the other Funds in the Trust and overseeing the operations of sub-advisers to SEC-registered mutual funds.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Global Leaders Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the New Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

www.brownadvisoryfunds.com

Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds;
(ii) the Continuation of the Sub-Advisory Agreements for Certain of the Funds, and (iii) the
Adoption of the Investment Advisory Agreement and a Sub-Investment Advisory Agreement
for One of the Funds (Unaudited)

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Global Leaders Fund, as indicated by the nature and quality of services provided to its other managed accounts, professional qualifications and experience of the proposed portfolio manager, and the firm’s investment and management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Brown Advisory Ltd., the Trustees concluded that the Sub-Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Global Leaders Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was included with the Board materials, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Global Leaders Fund are competitive with industry averages.  The Trustees also noted that the Global Leaders Fund will be subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2017.  The Board also took note of the fact that the sub-advisory fee had been separately negotiated by the Adviser and the Sub-Adviser, which are affiliated parties, and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds.  Accordingly, on the basis of the Board’s review of the fees to be charged by the Sub-Adviser for sub-investment advisory services to be provided to the Global Leaders Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Global Leaders Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Global Leaders Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the Sub-Adviser and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Global Leaders Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to the Sub-Adviser from its relationship with the Global Leaders Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by the Sub-Adviser from its relationship with the Global Leaders Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Sub-Investment Advisory Agreement, the Trustees determined that the Sub-Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Global Leaders Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of the Sub-Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory and Brown Advisory Ltd., as well as the information and materials that they had been provided with in connection with their November 5, 2014 Board meeting and also at their February 12, 2015 Board meeting, at which meetings they had considered various matters with respect to the proposed establishment and operation of the Global Leaders Fund and had received presentations from the proposed portfolio manager for the Fund.  In reaching their conclusion with respect to the approval of the Sub-Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by the Sub-Adviser to its other investment advisory clients and they found that these services will benefit the Global Leaders Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Global Leaders Fund between Brown Advisory and the Sub-Adviser, and they determined that the sub-advisory fee, as negotiated by Brown Advisory and the Sub-Adviser, reasonably reflected the nature and extent of the services to be provided by the Sub-Adviser with respect to the Global Leaders Fund.

www.brownadvisoryfunds.com

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisoryfunds.com

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Value Equity Fund	BAFVX	115233876	BIAVX	115233801	BAVAX	115233884
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Multi-Strategy Fund	BAFRX	115233488	—	—	—	—
Global Leaders Fund	—	—	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Emerging Markets Small-Cap Fund	BAFNX	115233512	BIANX	115233496	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)*    /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date     March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date     March 2, 2016

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     March 2, 2016

* Print the name and title of each signing officer under his or her signature.